UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LPL Financial Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LPL Financial

NOTICE AND PROXY STATEMENT

2025 Annual Meeting of Stockholders

Member FINRA/SIPC

LETTER FROM OUR BOARD

March 25, 2025

Dear Fellow Stockholders:

It is my pleasure to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of LPL Financial Holdings Inc. The meeting will be held on Thursday, May 22, 2025, at 8:00 a.m., local time, at our offices located at 1055 LPL Way, Fort Mill, South Carolina 29715. Holders of record of our common stock as of March 24, 2025 are entitled to notice of and to vote at the Annual Meeting. The Notice of Annual Meeting of Stockholders and the proxy statement that follow describe the business to be conducted at the meeting.

Consistent with our focus on sustainability, we are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders through the internet. We believe this approach allows us to reduce the environmental impact of the Annual Meeting while expediting your receipt of these materials and lowering our costs of delivery. If you would like us to send you printed copies of our proxy statement and accompanying materials, we will be happy to do so upon your request at no charge. For more information, please refer to the Notice Regarding the Availability of Proxy Materials that we mailed to holders of record on or about March 25, 2025.

You are welcome to attend the Annual Meeting. However, even if you plan to attend, please vote your shares promptly to ensure they are represented at the meeting in the event you later decide not to attend in person. You may submit your proxy through the internet or by telephone, as described in the following materials, or if you request printed copies of these materials, by completing and signing the proxy card and returning it in the envelope provided. If you decide to attend the Annual Meeting and wish to change your proxy, you may do so automatically by voting at the meeting.

We ask you to RSVP if you intend to attend the annual meeting. Please refer to page 2 of the accompanying proxy statement for further information concerning attendance.

On behalf of the Board of Directors, I thank you for your continued support of LPL Financial Holdings Inc.

Sincerely,
Your vote is very important. Please submit your proxy or voting instructions as soon as possible, whether or not you plan to attend the annual meeting.		James S. Putnam Chair

2025 Proxy Statement

Notice of Annual Meeting of Stockholders

TIME AND DATE 8:00 a.m., local time, on Thursday, May 22, 2025	LOCATION LPL Financial Holdings Inc. 1055 LPL Way Fort Mill, South Carolina 29715	RECORD DATE Stockholders of record as of 5:00 p.m., Eastern Time, on March 24, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting and any postponements or adjournments thereof.

Items of Business

1	Elect the ten nominees named in the proxy statement to the Board of Directors of LPL Financial Holdings Inc. (the “Company”);
2

Ratify the appointment of Deloitte & Touche LLP by the Audit and Risk Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3	Approve, in an advisory vote, the compensation paid to the Company’s named executive officers; and
4	Consider and act upon any other business properly coming before the 2025 annual meeting of stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof.

Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the proxy statement accompanying this Notice.

Your vote is important. Whether or not you plan to attend the meeting, please submit your proxy by following the instructions set forth in the following materials. You may vote your shares and submit a proxy through the internet or by telephone as described herein or, if you requested printed copies of these materials, by signing and returning a proxy card.

By Order of the Board of Directors,

Althea Brown

Secretary

Fort Mill, South Carolina

March 25, 2025

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 22, 2025: the proxy statement, the proxy card and LPL Financial Holdings Inc.’s 2024 Annual Report on Form 10-K are available at www.lpl.com. Additionally, in accordance with Securities and Exchange Commission rules, you may access these materials on the website indicated in the notice of internet availability of proxy materials.

2025 Proxy Statement

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

2025 Annual Meeting of Stockholders
TIME AND DATE 8:00 a.m., local time, on Thursday, May 22, 2025	VOTING Stockholders as of the Record Date are entitled to one vote per share on each matter to be voted upon at the Annual Meeting.
LOCATION LPL Financial Holdings Inc. 1055 LPL Way Fort Mill, South Carolina 29715 RECORD DATE 5:00 p.m., Eastern Time, on March 24, 2025

ENTRY

We invite all stockholders to attend the Annual Meeting. If you attend the Annual Meeting, you will be required to present valid picture identification, such as a driver’s license or passport. If your shares are held in “street name,” you will also need to bring a brokerage account statement or letter from your broker, bank or other intermediary reflecting stock ownership as of the Record Date in order to be admitted to the Annual Meeting.

Voting Proposals

Proposal		Board Recommendation	Page Reference

1	Election of Directors	FOR all nominees	8

2	Ratification of the Appointment of Deloitte & Touche LLP by the Audit and Risk Committee of the Board of Directors as Our Independent Registered Public Accounting Firm	FOR	84

3	Approval, in an Advisory Vote, of the Compensation Paid to Our Named Executive Officers	FOR	87

2025 Proxy Statement

Certain Relationships and Related Party Transactions	83

PROPOSAL 2: Ratification of the Appointment of Deloitte & Touche LLP by the Audit and Risk Committee of the Board of Directors as Our Independent Registered Public Accounting Firm	84

Report of the Audit and Risk Committee of the Board of Directors	86

PROPOSAL 3: Approval, in an Advisory Vote, of the Compensation Paid to Our Named Executive Officers	87

Stockholder Proposals and Other Matters	89

Delinquent Section 16(a) Reports	91

Other Information	92

Appendix A: Non-GAAP Financial Measures	93

2025 Proxy Statement

LPL FINANCIAL HOLDINGS INC.

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

General Information

Introduction

This proxy statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished to the holders of common stock, $0.001 par value per share (the “Common Stock”), of LPL Financial Holdings Inc., a Delaware corporation (the “Company,” “we” or “our”), in connection with the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”).

As a stockholder of the Company as of 5:00 p.m. Eastern Time on March 24, 2025 (the “Record Date”), you are entitled and requested to vote on the items of business described in this proxy statement.

The Annual Meeting will be held on Thursday, May 22, 2025 at the offices of the Company, 1055 LPL Way, Fort Mill, South Carolina 29715, at 8:00 a.m., local time.

We invite all stockholders to attend the Annual Meeting. Please see “Attending the Annual Meeting” below for instructions if you plan to attend.

Notice of Internet Availability of Proxy Statement and Annual Report

As permitted by the Securities and Exchange Commission (the “SEC”), we are making this proxy statement, the accompanying proxy card and our 2024 annual report on Form 10-K (the “Annual Report”) available to our stockholders electronically through the internet in lieu of mailing printed copies to each record holder of Common Stock as of the Record Date. You will not receive a printed copy of our proxy materials unless you request one, which we will deliver free of charge. On or about March 25, 2025, a Notice Regarding the Availability of Proxy Materials (the “Notice”) was mailed to stockholders of record as of the Record Date. The Notice instructs you as to how to access and review through the internet all of the important information contained in these proxy materials or request a printed copy. The Notice also instructs you as to how you may vote your proxy.

The Notice, this proxy statement, the Annual Report and the proxy card are also available through the internet at www.proxyvote.com. You will need your 16-digit control number located on the Notice or your proxy card in order to access the materials. The website does not use “cookies” to track or identify visitors to the website.

Record Date, Shares Outstanding and Quorum

Stockholders of record as of the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 74,583,118 outstanding shares of Common Stock.

You may contact our corporate secretary at LPL Financial Holdings Inc., 1055 LPL Way, Fort Mill, South Carolina 29715, to make arrangements to review a copy of the stockholder list at our offices, for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., local time, on any business day from May 12, 2025 up to the time of the Annual Meeting.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 1

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

A quorum at the Annual Meeting will consist of the presence, in person or by proxy, of a majority of shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Both abstentions and broker non-votes will be counted as present in determining the presence of a quorum. A “broker non-vote” is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner on a particular matter with respect to which the broker or other nominee does not have discretionary voting power. Brokers have the discretion to vote their clients’ proxies only on routine matters. At the Annual Meeting, only the ratification of our auditors is a routine matter. Each share of Common Stock is entitled to one vote.

Attending the Annual Meeting

We invite all stockholders as of the Record Date to attend the Annual Meeting. If you are a record holder of our Common Stock, which means that your shares are represented by ledger entries in your own name directly registered with our transfer agent, Computershare Shareowner Services, please bring valid picture identification with you to the Annual Meeting to allow us to verify your ownership. If your Common Stock is held in “street name,” which means that the shares are held for your benefit in the name of a broker, bank or other intermediary, please also bring a brokerage account statement or letter from your broker, bank or other intermediary reflecting stock ownership in order to be admitted to the Annual Meeting. Please note that if you hold your Common Stock in street name, you may not vote your shares in person unless you obtain a legal proxy from your broker giving you the right to vote the shares at the Annual Meeting.

If you plan to attend the Annual Meeting, please be sure to RSVP via email to annualmeeting@lplfinancial.com. Please include your name and phone number in your email. A confirmation, including driving directions and additional meeting information, will be emailed to registered participants.

Items of Business to be Voted upon at the Annual Meeting

• To elect each of the ten nominees named in this proxy statement to the Board of Directors of the Company (the “Board of Directors” or the “Board”) for a term to end at our annual meeting of stockholders in 2026;

• To ratify the appointment of Deloitte & Touche LLP by the audit and risk committee of the Board of Directors (the “Audit and Risk Committee”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

• To approve, in an advisory vote, the compensation paid to the Company’s named executive officers; and

• To consider and act upon any other business properly coming before the Annual Meeting and at any adjournment or postponement thereof.

2 | 2025 Proxy Statement

Manner of Voting

If you are a holder of record of our Common Stock as of the Record Date, you may vote in one of the following ways:

BY INTERNET: by following the internet voting instructions included in the proxy card and Notice at any time up until 11:59 p.m., Eastern Time, on May 21, 2025.	BY TELEPHONE: by following the telephone voting instructions included in the proxy card and Notice at any time up until 11:59 p.m., Eastern Time, on May 21, 2025.

BY MAIL:

by marking, dating and signing your printed proxy card (if received by mail) in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials for receipt prior to the Annual Meeting.

IN PERSON:

by voting your shares in person at the Annual Meeting (if you satisfy the admission requirements, as described above). Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting.

If your shares are held in street name through a broker, bank or other intermediary, your broker, bank or other intermediary should give you instructions for voting your shares. In these cases, you may vote by internet, telephone or mail as instructed by your broker, bank or other intermediary.

Shares of Common Stock represented by properly executed proxy cards received by the Company in time for the meeting will be voted in accordance with the instructions specified in the proxies. If you submit a proxy but do not indicate any voting instructions, your shares will be voted “FOR” the election of each director nominee named in this proxy statement; “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm; and “FOR” the approval, in an advisory vote, of the compensation paid to the Company’s named executive officers.

Our management and Board of Directors know of no other matters to be brought before the Annual Meeting. If other matters are properly presented to the stockholders for action at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the proxy holders named in the proxy card to vote in their discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 3

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Voting Requirements

PROPOSAL ONE — Election of Directors

Our bylaws provide that a nominee for director will be elected if the number of votes properly cast “for” such nominee’s election exceeds the number of votes properly cast “against” such nominee’s election; however, if the number of persons properly nominated for election to the Board of Directors exceeds the number of directors to be elected, the directors will be elected by the plurality of the votes properly cast. A vote to abstain or a broker non-vote will have no direct effect on the outcome of the election of directors.

PROPOSAL TWO — Ratification of Appointment of Deloitte & Touche LLP

The proposal to ratify the appointment of Deloitte & Touche LLP will be determined by a majority of the votes cast on the matter affirmatively or negatively in person or by proxy at the Annual Meeting. A vote to abstain or a broker non-vote will have no direct effect on the outcome of the proposal.

PROPOSAL THREE — Approval, in an Advisory Vote, of the Compensation Paid to the Company’s Named Executive Officers

Because the proposal to approve, on an advisory basis, the compensation awarded to named executive officers for the fiscal year ended December 31, 2024 is a non-binding, advisory vote, there is no required vote that would constitute approval. Although the vote is advisory and non-binding in nature, the compensation and human resources committee (the “Compensation Committee”) will consider the outcome of the vote when considering future named executive officer compensation arrangements. A vote to abstain or a broker non-vote will have no direct effect on the outcome of the proposal.

Revocation of Proxies

If you submit a proxy, you are entitled to revoke your proxy at any time before it is exercised in one of the following ways:

•	by attending and voting during the Annual Meeting;

•	by submitting a duly executed proxy bearing a later date; or

•	by sending written notice of revocation to our corporate secretary at LPL Financial Holdings Inc., 1055 LPL Way, Fort Mill, South Carolina 29715.

A stockholder of record as of the Record Date who voted through the internet or by telephone may also change his or her vote with a timely and valid later internet or telephone vote, as the case may be. Any stockholder of record as of the Record Date attending the Annual Meeting may vote during the meeting whether or not a proxy has previously been given, but a stockholder’s attendance at the Annual Meeting (without further action) will not constitute revocation of a previously given proxy. If you hold your shares in street name and would like to change your voting instructions, please follow the instructions provided to you by your broker, bank or other intermediary.

4 | 2025 Proxy Statement

Solicitation of Proxies

The Board of Directors of LPL Financial Holdings Inc. is soliciting proxies. Copies of proxy materials and the Annual Report will be supplied to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners, and we will reimburse such record holders for their reasonable expenses. Stockholders who elect to vote through the internet or by telephone may incur costs such as telecommunication and internet access charges for which the stockholder is solely responsible. The Company will otherwise pay the expenses of solicitation of proxies. The telephone and internet voting facilities for stockholders of record will close at 11:59 p.m., Eastern Time, on May 21, 2025.

Householding

Only one copy of the Notice is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly, upon written or oral request, a separate copy of the Notice, or copies of the proxy statement and/or Annual Report, to a stockholder at a shared address to which a single copy of the Notice was delivered. You may make a written or oral request by sending a written notification to our corporate secretary at LPL Financial Holdings Inc., 1055 LPL Way, Fort Mill, South Carolina 29715, or by calling our offices at (704) 733-3300, and providing your name, your shared address and the address to which we should direct the copies of the proxy statement and Annual Report. Multiple stockholders sharing an address who have received one copy of the Notice and would prefer us to mail each stockholder a separate copy of future mailings should contact us at the address or telephone number above. Additionally, if current stockholders with a shared address received multiple copies of the Notice and would prefer us to mail one copy of future mailings to stockholders at the shared address, please notify us at the address or telephone number above.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 5

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

General Information About Corporate Governance and the Board of Directors

We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stakeholders. In support of that philosophy, we have adopted many leading corporate governance practices, including those summarized below and elsewhere in this proxy statement.

BOARD PRACTICES
Independence	A majority of our directors must be independent. All of our director nominees other than our chief executive officer are independent, and all of the Board committees are composed exclusively of independent directors.

Non-executive Chair	We currently separate the offices of chair of the Board and chief executive officer of the Company. The current chair of our Board, James S. Putnam, is an independent director.

Board Composition	Our goal is a balanced Board, with members who possess a range of skills, expertise, experiences, perspectives, tenures and personal characteristics.

Board Refreshment	Our Board’s composition represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors as well as fresh perspectives from newer directors. The nominating and governance committee of the Board (the “Nominating and Governance Committee”) has developed a skills matrix to inform director searches and succession planning.

Director Overboarding	Any director who is not serving as chief executive officer of a public company is expected to serve on no more than four public company boards (including our Board), and any director serving as chief executive officer of a public company is expected to serve on no more than two public company boards (including our Board and, as applicable, the board of his or her own company).

Committee Membership	The Board appoints members of its committees on an annual basis, with the Nominating and Governance Committee reviewing and recommending committee membership based, in part, on plans to ensure appropriate succession for each committee chair.

Board Self-evaluations	The Board conducts an annual evaluation of its and its committees’ performance, operations, size and composition, with the Nominating and Governance Committee overseeing the evaluation process.

Strategy Oversight	In addition to discussing at least one strategic topic in each quarterly meeting, the Board holds an annual two-day session focused on the Company’s long-term strategy, which informs the Board’s oversight and work plan for the following year.

Executive Succession Planning	The Compensation Committee conducts regular reviews of executive talent, development and succession planning, and our Board reviews the succession plans for the chief executive officer position annually.

6 | 2025 Proxy Statement

STOCKHOLDER RIGHTS
Annual Election of Directors	All directors are elected annually, which reinforces our Board’s accountability to our stockholders.

Majority Voting Standard for Director Elections	Our bylaws require that directors be elected under a “majority voting” standard in uncontested elections. Any director who does not receive more votes “for” his or her election than votes “against” must tender his or her resignation and, if our Board accepts the resignation, step down from our Board.

Single Voting Class	Our Common Stock is the only class of voting shares outstanding.

Proxy Access	Our bylaws permit a stockholder, or a group of up to 20 stockholders, that has owned at least three percent of our Common Stock continuously for three years to nominate and include in the Company’s annual meeting proxy materials the greater of two directors or 20 percent of the Board, provided that the stockholders and nominees satisfy the requirements specified in the bylaws.
COMPENSATION PRACTICES
Follow Leading Practices	See “Compensation Discussion and Analysis—Compensation Governance.”

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 7

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

PROPOSAL 1

Election of Directors

As of March 25, 2025, our Board of Directors consisted of ten directors: nine independent directors and our chief executive officer, Richard Steinmeier. Each of our current directors is standing for reelection at the Annual Meeting, and each has been nominated by our Board based on the recommendation of the Nominating and Governance Committee. Each director nominee would hold office until our annual meeting of stockholders in 2026 and until his or her respective successor has been elected.

As described below, each of our nominees has considerable professional and business expertise. Our Board of Directors recommends a vote “FOR” each nominee based on its carefully considered judgment that the experience, qualifications, attributes and skills of each nominee qualify him or her to serve on our Board of Directors.

Board Membership Criteria

The Nominating and Governance Committee reviews annually the appropriate skills and characteristics required of directors in the context of the current composition of the Board. As reflected in the corporate governance guidelines adopted by the Board (the “Corporate Governance Guidelines”), it is the policy of the Board that all directors should:

•	possess unimpeachable integrity and a personal reputation for transparency, honesty and ethical behavior;

•	have considerable personal accomplishment and professional expertise;

•	demonstrate strong business acumen, financial literacy and strategic agility;

•	contribute to boardroom dialogue through critical thinking and independent judgment, and candid and constructive communication;

•	be passionate about the vision of the Company and enthusiastic about the commitments entailed in serving as a director; and

•	understand their role as stewards in representing the long-term interests of our stakeholders.

Board Composition

Our goal is a balanced Board, with members who possess a range of skills, expertise, experiences, perspectives, tenures and personal characteristics. In recent years, our Nominating and Governance Committee has focused on the refreshment of the Board. Since 2020, we have added two new independent directors: Edward C. Bernard and Albert J. Ko. Through the addition of these directors, the Board of Directors has gained seasoned leaders, as well as particularly relevant experience related to the wealth management industry, strategic planning, oversight and execution, business innovation, technology and digital transformation, consumer insights and institutional risk management. The addition of these directors also reflects our balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors as well as fresh perspectives from newer directors.

8 | 2025 Proxy Statement

The average age of our independent director nominees is 62, and the average tenure of our independent director nominees is nine years.

The charts and table below reflect the composition of our Board based on the self-identified characteristics of our director nominees, including Mr. Steinmeier.

Board Composition Matrix (as of March 25, 2025)

Board Size:

Total Number of Directors	10

Gender	Male	Female

Directors	7	3

Demographic Background

African American or Black	1

Alaskan Native or American Indian

Asian	1

Hispanic or Latinx

Native Hawaiian or Pacific Islander

White	5	3

Two or More Races or Ethnicities

LGBTQ+

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 9

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Recommendation of the Nominating and Governance Committee

In recommending that the Board nominate each of our current directors to stand for election at the Annual Meeting, the Nominating and Governance Committee evaluated those directors according to the principles set forth in the Corporate Governance Guidelines and considered the pertinent qualifications and experience of each nominee, as further set forth below.

If any of our nominees is unable or unwilling to serve on our Board of Directors, the shares represented by your proxy will be voted for the election of such other person as may be nominated by our Board of Directors. In addition, in compliance with all applicable state and federal laws and regulations, we will file an amended proxy statement and proxy card that, as applicable:

•	identifies the alternate nominee(s);

•	discloses that any such nominee has consented to being named in the revised proxy statement and to serve if elected; and

•	includes the disclosure required by Item 7 of Schedule 14A with respect to any such nominee.

We know of no reason why any nominee would be unable or unwilling to serve. All nominees have consented to be named in this proxy statement and to serve if elected.

Director Qualifications and Experience

The Board believes that the director nominees possess experience, skills and qualifications that are complementary and, together, cover the spectrum of areas that impact the Company’s current and evolving business circumstances. The Board believes that the combination of backgrounds, skills and experiences will result in a Board that continues to be well-equipped to exercise oversight responsibilities on behalf of the Company’s stakeholders.

The table below provides a summary of the skills and qualifications of each director nominee:

Bernard	Eberhart	Glavin	Ko	Mnookin	Mulcahy	Putnam	Schifter	Steinmeier	Thomas
CEO Experience		■	■	■	■	■	■		■	■
Brokerage/Advisory Experience	■		■				■		■	
Cybersecurity and Digital Technology Experience	■	■	■	■	■	■			■	■
Mergers and Acquisitions		■	■	■	■	■	■	■	■	■
Corporate Governance	■	■	■	■	■	■	■	■		■
Financial Literacy	■	■	■	■	■	■	■	■	■	■
Law/Regulatory	■	■	■	■		■	■	■		
Sales and Marketing	■	■	■		■	■	■		■	■
Human Resources	■	■	■	■	■	■				■
Risk Management	■	■	■	■	■	■	■	■	■	■
Entrepreneurial Experience		■			■		■		■	■

10 | 2025 Proxy Statement

Board of Director Nominees

The name, age and a description of the business experience, principal occupation, and past employment and public-company directorships of each of the nominees during at least the last five years are set forth below. In addition, we have summarized the particular experience, qualifications, attributes and skills that led the Board of Directors, including our Nominating and Governance Committee, to determine that each nominee should serve as a director.

Edward C. Bernard

AGE 69 DIRECTOR SINCE 2020 INDEPENDENT COMMITTEES: • Audit and Risk Committee • Compensation Committee OTHER PUBLIC COMPANY BOARDS Current • None Past 5 Years • UTI Asset Management Company (India)

BACKGROUND

Mr. Bernard served as the vice chair of the board of directors of T. Rowe Price Group, Inc. (“TRP”), a global investment management firm, from 2007 to April 2019. Mr. Bernard served as a vice president of TRP from 1989 to December 2018 and as a member of the management committee of TRP from 2000 to December 2018. He oversaw TRP’s marketing, distribution, client service, information technology, legal and communications activities from 2006 until December 2018. He also served as chair of the board of all sponsored TRP mutual funds and trusts during that period and as president and/or chair of T. Rowe Price Investment Services, a registered broker/dealer, from 1996 to 2018. Mr. Bernard served as a director of TRP from 1999 to April 2019. He currently serves as Chair of the Financial Accounting Foundation. He previously served as chair of the board of governors, and as a member of the executive committee, of the Investment Company Institute, the national trade association for the mutual fund industry, and as a director of UTI Asset Management Company. Mr. Bernard received his B.A. from Brown University and an M.B.A. from New York University.

QUALIFICATIONS

Mr. Bernard’s pertinent qualifications include expertise in the wealth management industry, gained through his over 30 years of experience in investment management and leadership roles as a member of the board of governors at the Investment Company Institute; his high level of operating, management and strategic planning experience, gained through his executive positions and roles as vice chair of the board of directors of TRP and chair of all sponsored TRP mutual funds and trusts; and his deep understanding of financial product distribution, compliance requirements and the perspectives of advisors and their retail clients, including with respect to the use of technology, product and analytics as a competitive differentiator.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 11

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

H. Paulett Eberhart

AGE 71

DIRECTOR SINCE 2014

INDEPENDENT

COMMITTEES:

•  Audit and Risk Committee
(Chair)

•  Compensation Committee

OTHER PUBLIC

COMPANY BOARDS

Current

•  Valero Corporation

•  Fluor Corporation

•  KORE Wireless

Past 5 Years

•  Vine Energy

BACKGROUND

Ms. Eberhart currently serves as chair and chief executive officer of HMS Ventures, a privately-held business involved with technology services and the acquisition and management of real estate. From 2011 through 2014, she served as president and chief executive officer of CDI Corp. (“CDI”), a provider of engineering and information technology outsourcing and professional staffing services that was then a public company. Ms. Eberhart also served as chair and chief executive officer of HMS Ventures from January 2009 until January 2011. She served as president and chief executive officer of Invensys Process Systems, Inc. (“Invensys”), a process automation company, from January 2007 to January 2009. From 1978 to 2004, she was an employee of Electronic Data Systems Corporation (“EDS”), an information technology and business process outsourcing company that was subsequently acquired by the Hewlett-Packard Company, and held roles of increasing responsibility over time, including senior level financial and operating roles as president of Americas of EDS from 2003 until March 2004 and senior vice president of EDS and president of Solutions Consulting from 2002 to 2003. She is a Certified Public Accountant and received her B.S. from Bowling Green State University.

QUALIFICATIONS

Ms. Eberhart’s pertinent qualifications include her wealth of managerial and executive experience gained through her leadership as the chief executive officer of CDI, formerly an NYSE-listed public company, and Invensys, as well as her numerous years of service as an executive officer of EDS, including president of Americas; financial and accounting expertise gained through various other operating and financial positions during her 26 years at EDS; strong knowledge of the intersection of technology, data and finance industries; and knowledge and experience gained through her leadership and service on the boards of other public companies, including prior service as lead director of Anadarko Petroleum Corporation and risk oversight experience in chairing the governance and risk committee of its board of directors.

12 | 2025 Proxy Statement

William F. Glavin Jr.

AGE 66 DIRECTOR SINCE 2017 INDEPENDENT COMMITTEES: • Compensation Committee • Nominating and Governance Committee OTHER PUBLIC COMPANY BOARDS Current • Invesco Ltd. Past 5 Years • None

BACKGROUND

Mr. Glavin served as chair of OppenheimerFunds, Inc., a global asset management firm (“OppenheimerFunds”), from 2009 until 2015, as chief executive officer from 2009 until 2014, and as president from 2009 until 2013. OppenheimerFunds was a majority owned subsidiary of MassMutual Financial Group (“MassMutual”), a mutual life insurance company, at which Mr. Glavin held several senior executive positions prior to joining OppenheimerFunds. He served as co-chief operating officer of MassMutual from 2007 to 2008, executive vice president, U.S. Insurance Group of MassMutual from 2006 to 2008, president and chief executive officer of Babson Capital Management LLC (“Babson”), an asset management firm and subsidiary of MassMutual, from 2005 until 2006 and chief operating officer of Babson from 2003 to 2005. Prior to joining MassMutual, Mr. Glavin was president and chief operating officer of Scudder Investments, an asset management firm, from 2000 to 2003. Mr. Glavin received his B.A. from the College of the Holy Cross.

QUALIFICATIONS

Mr. Glavin’s pertinent qualifications include his experience over the course of a 25-year career in the financial services industry, including as a chief executive officer and chief operating officer; extensive experience in strategic planning and talent management, in part based on his success in leading OppenheimerFunds through a period of significant market turbulence; a deep understanding of financial product distribution, compliance and operations, including technology demands in the financial services industry; and experience overseeing broker-dealers, including MassMutual’s broker-dealer MML Investor Services, LLC.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 13

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Albert J. Ko

AGE 50 DIRECTOR SINCE 2023 INDEPENDENT COMMITTEES: • Audit and Risk Committee OTHER PUBLIC COMPANY BOARDS Current • None Past 5 Years • None

BACKGROUND

Mr. Ko serves as the chief executive officer of Auctane, a global delivery experience company that operates brands such as ShipStation, Stamps.com, ShippingEasy, Ship Engine, Metapack and Packlink. Previously Mr. Ko served as chief executive officer of Early Warning Services, LLC, a bank-owned financial technology company that operates the Zelle Network®, a digital payments network connecting financial institutions, enabling real-time money transfers and person-to-person payments. He held this position from May 2019 until June 2023. From February 2006 to May 2019, Mr. Ko held senior executive roles at Intuit Inc., a business software company that specializes in financial software, including chief transformation officer, general manager of Mint, which is a personal financial management app, and head of product for Intuit’s Small Business Group. Prior to joining Intuit, Mr. Ko was a management consultant at both the Boston Consulting Group, Inc. and McKinsey & Company, where he advised technology and industrial clients. He also previously served on the board of directors of Elation Health, Inc., a privately held healthcare technology company. Mr. Ko received a B.A. from Yale University and a J.D. from Harvard Law School.

QUALIFICATIONS

Mr. Ko’s pertinent qualifications include: his 20-year career experience leading at-scale businesses and developing innovative product experiences in financial technology, payments, delivery and consumer and small business management; consumer insights and entrepreneurial mindset developed in overseeing transformational change initiatives at Intuit focused on best serving its customers; expertise in strategic planning and organizational effectiveness gained from his experience as a management consultant; and a deep understanding of the financial services industry, including institutional risk management, from serving as chief executive officer of a fintech company owned by seven of the country’s leading banks.

14 | 2025 Proxy Statement

Allison H. Mnookin

AGE 54 DIRECTOR SINCE 2018 INDEPENDENT COMMITTEES: • Compensation Committee (Chair) • Nominating and Governance Committee OTHER PUBLIC COMPANY BOARDS Current • Bill Holdings, Inc. Past 5 Years • None

BACKGROUND

Ms. Mnookin has served since July 2017 as a senior lecturer of business administration in the technology and operations management unit at the Harvard Business School. From April 2016 to November 2016, Ms. Mnookin served as the chief executive officer of QuickBase, Inc. (“QuickBase”), a provider of online application software which was spun-off by Intuit, Inc., a business software company that specializes in financial software, in 2016. Ms. Mnookin was an employee of Intuit from 1998 to 2016 and held roles of increasing responsibility over time, including vice president and general manager of Intuit’s QuickBase business from July 2010 to March 2016. She previously served as a director of Quartz Holding Company, the holding company of QuickBase, from November 2016 until its sale in April 2019. In addition, she currently serves on the board of directors of Bill Holdings, Inc. Prior to joining Intuit, she held several sales and product marketing positions with Oracle Corporation. Ms. Mnookin received her A.B. with honors from Harvard College and her M.B.A. from the Harvard Business School.

QUALIFICATIONS

Ms. Mnookin’s pertinent qualifications include her 20-year career in the technology industry, including executive leadership of high-growth cloud and business software companies, as well as service as a director of Bill Holdings, Inc., a public company that provides cloud-based software to simplify and automate back-office financial transactions for small- and mid-sized businesses. These experiences, including general management in Intuit’s small business division where she was responsible for leading a portfolio of Intuit’s business products, shaped her understanding of how businesses have transformed their technologies to increase strategic advantage.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 15

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Anne M. Mulcahy

AGE 72

DIRECTOR SINCE 2013

INDEPENDENT

COMMITTEES:

•  Nominating and Governance Committee (Chair)

OTHER PUBLIC

COMPANY BOARDS

Current

•  Graham Holdings Company

•  Johnson & Johnson

Past 5 Years

•  Williams-Sonoma, Inc.

BACKGROUND

Ms. Mulcahy served as chair of the board of trustees of Save The Children Federation, Inc., a non-profit organization dedicated to creating lasting change in the lives of children throughout the world, from March 2010 to February 2017. She continues to serve as chairman emeritus of Save The Children Federation, Inc., and is currently the chair of the Nature Conservancy of Connecticut. She previously served as chair of the board of Xerox Corporation (“Xerox”), a global business services and document technology provider, from January 2002 to May 2010, and chief executive officer of Xerox from August 2001 to July 2009. Prior to serving as a chief executive officer, Ms. Mulcahy was president and chief operating officer of Xerox. Ms. Mulcahy received a B.A. from Marymount College of Fordham University.

QUALIFICATIONS

Ms. Mulcahy’s pertinent qualifications include her extensive experience in all areas of business management and strategic execution as she led Xerox through a transformational turnaround; valuable insights into organizational and operational management issues, including business innovation, financial management and talent development; and leadership roles in business trade associations, public policy activities and other public companies, including as lead independent director of Johnson & Johnson, which provide the Board with additional expertise in the area of organizational effectiveness.

16 | 2025 Proxy Statement

James S. Putnam

AGE 70 DIRECTOR SINCE 2005 INDEPENDENT CHAIR OF THE BOARD COMMITTEE: • Compensation Committee OTHER PUBLIC COMPANY BOARDS Current • None Past 5 Years • None

BACKGROUND

Mr. Putnam has served as chair of the Board of Directors since March 2017, and he served as our lead director from June 2016 until March 2017. He was employed by LPL Financial from 1983 to 2005 and served as its managing director of national sales from 1987 to 2005. In that role, he was responsible for the recruitment, retention and management of LPL Financial advisors, as well as branch development, marketing and all product sales. Mr. Putnam also previously served as the chief executive officer of Global Portfolio Advisors (“GPA”), formerly a global brokerage clearing services provider that sold substantially all of its operations in 2014. GPA was under common ownership with LPL Financial until 2005, and Mr. Putnam served as chief executive officer of GPA from 2004 until 2014. He began his securities career as a retail representative with Dean Witter Reynolds in 1979. Mr. Putnam received a B.A. from Western Illinois University.

QUALIFICATIONS

Mr. Putnam’s pertinent qualifications include his unique historical perspective and insights into our operations as our former managing director of national sales; operating, business and management experience as the chief executive officer at GPA; and expertise in the financial industry and deep familiarity with our advisors.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 17

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Richard P. Schifter

AGE 72

DIRECTOR SINCE 2005

INDEPENDENT

COMMITTEE:

•  Audit and Risk Committee

OTHER PUBLIC

COMPANY BOARDS

Current

•  None

Past 5 Years

•  Avianca Holdings SA

•  EnLink Midstream, LLC

•  ProSight Global, Inc.

BACKGROUND

Mr. Schifter is a senior advisor of TPG, a leading global private investment firm. He was a partner at TPG from 1994 through 2013. Prior to joining TPG, Mr. Schifter was a partner at the law firm of Arnold & Porter in Washington, D.C. where he specialized in bankruptcy law and corporate restructuring. He joined Arnold & Porter in 1979 and was a partner from 1986 through 1994. He received a B.A. with distinction from George Washington University and a J.D. cum laude from the University of Pennsylvania Law School.

QUALIFICATIONS

Mr. Schifter’s pertinent qualifications include his high level of financial literacy gained through his investment experience as a TPG partner; experience on other company boards and board committees; and nearly 15 years of experience as a corporate attorney with an internationally-recognized law firm.

18 | 2025 Proxy Statement

Richard Steinmeier

AGE 51 DIRECTOR SINCE 2024 OTHER PUBLIC COMPANY BOARDS Current • None Past 5 Years • None

BACKGROUND

Mr. Steinmeier has served as our chief executive officer since October 2024. Prior to being appointed as our chief executive officer, Mr. Steinmeier served as managing director, chief growth officer from May 2024 to October 2024, as managing director and divisional president, business strategy and growth from November 2023 to May 2024 and as managing director and divisional president, business development from August 2018 to November 2023. As chief growth officer, he led teams responsible for shaping corporate and business line strategy, recruiting new financial advisors and institutions, leading the field management of LPL employee advisors, creating and deploying capital solutions to LPL clients, and leading the marketing and communications functions.

Prior to joining LPL Financial, Mr. Steinmeier served as managing director, head of digital strategy and platforms for UBS Wealth Management Americas from September 2017 to August 2018 and as managing director, head of the Emerging Affluent Segment and Wealth Advice Center from August 2012 to September 2017. Prior to UBS, Mr. Steinmeier held a variety of leadership roles at Merrill Lynch, most recently as managing director of the Merrill Edge Advisory Center from February 2009 to August 2012. Prior to joining Merrill Lynch, he served as an engagement manager at McKinsey & Company from 2002 to 2006. Mr. Steinmeier earned a B.S. in economics from the Wharton School at the University of Pennsylvania and an M.B.A. from Stanford University.

QUALIFICATIONS

Mr. Steinmeier’s pertinent qualifications include his unique perspective and insights into our operations as our current chief executive officer, including knowledge of our business relationships, competitive and financial positioning, senior leadership, and strategic opportunities and challenges; his deep understanding of competitive dynamics in the wealth management industry developed leading the teams responsible for shaping corporate and business line strategy and recruiting new financial advisors and institutions; the trusted relationships he has established with clients and employees; and his operating, business and management experience as the managing director responsible for growth and strategy, and now chief executive officer, of a public company.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 19

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Corey E. Thomas

AGE 48

DIRECTOR SINCE 2019

INDEPENDENT

COMMITTEES:

•  Audit and Risk Committee

•  Nominating and Governance Committee

OTHER PUBLIC

COMPANY BOARDS

Current

•  Rapid7, Inc.

Past 5 Years

•  Catalyst Partners Acquisition Corp.

BACKGROUND

Mr. Thomas serves as the chair of the board and chief executive officer of Rapid7, Inc. (“Rapid7”), a public company that provides analytics for security and information technology operations. Mr. Thomas has been chief executive officer and a director since October 2012. From November 2008 to September 2012, Mr. Thomas held various other roles at Rapid7, including serving as chief operating officer. He also currently serves on the board of directors of Blue Cross Blue Shield of Massachusetts, a nonprofit private health insurance company, and the Federal Reserve Bank of Boston. Mr. Thomas received a B.E. from Vanderbilt University and an M.B.A. from the Harvard Business School.

QUALIFICATIONS

Mr. Thomas’s pertinent qualifications include his general management experience, including his top-level perspective on strategy and organization management as the chief executive officer of a public company; strategic insights with regard to information technology, cybersecurity and global sales and marketing gained through his career in the technology industry; an entrepreneurial mindset focused on solving the needs of clients ranging widely in size and industry; and experience leading operations involving multiple product delivery models, including his past role as a chief operating officer.

In the vote on the election of the director nominees, stockholders may:

•	Vote FOR any of the nominees;
•	Vote AGAINST any of the nominees; or
•	ABSTAIN from voting as to any of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES AS A DIRECTOR.

20 | 2025 Proxy Statement

Information Regarding Board and Committee Structure

During 2024, the Board of Directors consisted of ten directors. In 2024, the Board held 12 meetings. Each of our directors attended, during the period for which they served as director, at least 75% of the aggregate of:

•	the total number of meetings of the Board of Directors during 2024; and

•	the total number of meetings held by all committees of the Board on which the director served during 2024.

Our Corporate Governance Guidelines provide that each director who is nominated for election is expected to attend the Annual Meeting. Each of the ten nominees for election at the 2024 annual meeting of stockholders attended such meeting, with one director attending by telephonic conference.

Corporate Governance Guidelines, Committee Charters and Code of Conduct

We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stakeholders.

Our Board of Directors has adopted our Corporate Governance Guidelines to set clear parameters for the operation of our Board. Our Board of Directors has also adopted charters for the Audit and Risk Committee, Nominating and Governance Committee, and Compensation Committee, as well as a code of conduct for our non-employee directors. We have also adopted a code of conduct that applies to, among others, our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions.

Copies of our Annual Report, committee charters, Corporate Governance Guidelines and codes of conduct are available, free of charge, by writing to us at the following address:

LPL Financial Holdings Inc.

1055 LPL Way

Fort Mill, SC 29715

Attn: Investor Relations

Our Annual Report, committee charters, Corporate Governance Guidelines and codes of conduct are also available on our website at www.lpl.com under the “Investor Relations” section. If we make substantive amendments to, or grant waivers from, the code of conduct for certain of our executive officers, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 21

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Corporate Governance Highlights
We have implemented several important measures that are designed to promote long-term stakeholder value:

•  Our Board consists of a single class of directors elected on an annual basis who may be removed with or without cause. Accordingly, our stockholders are able to register their views on the performance of all directors on an annual basis, enhancing the accountability of our Board to our stockholders.

•  We currently separate the offices of the chair of the Board and chief executive officer of the Company, although the Board maintains the flexibility to select the chair of the Board and its leadership structure based on the criteria that it deems to be in the best interests of the Company and its stakeholders.

•  Our bylaws provide for a majority voting standard in uncontested director elections. We also have adopted a director resignation policy in our Corporate Governance Guidelines pursuant to which a director who does not receive support from holders of a majority of shares voted in an uncontested election must tender his or her resignation and, if our Board accepts the resignation, step down from our Board. This makes director elections more meaningful for our stockholders and promotes accountability.

•  Our bylaws provide for proxy access by permitting a stockholder, or a group of up to 20 stockholders, that has owned at least three percent of our Common Stock continuously for three years to nominate and include in the Company’s annual meeting proxy materials the greater of two directors or 20 percent of the Board, provided that the stockholders and nominees satisfy the requirements specified in the bylaws.

•  To facilitate Board refreshment, we have adopted a director retirement policy in our Corporate Governance Guidelines pursuant to which any director who reaches the age of 75 while serving as a director will retire from the Board effective as of the end of his or her then-current term.

• We seek an advisory vote on the compensation of our named executive officers annually, which underscores the careful consideration we give to our stockholders’ views on our compensation practices.

•  We have established a compensation clawback policy that, subject to limited exceptions, requires the Company to recoup cash and equity incentive-based compensation from executive officers in the event of certain financial restatements. In addition, we have adopted a supplemental compensation clawback policy that allows the Company to recoup cash and both time- and incentive-based equity compensation from executive officers in broader circumstances, including willful misconduct.

•  Our executive officers are subject to equity ownership guidelines that set minimum ownership requirements based on a multiple of annual base salary, which aligns the interests of senior management with the interests of our stockholders.

• We have also adopted equity ownership guidelines for directors, which set minimum ownership requirements based on a multiple of the cash portion of the annual base retainer then in effect.

•  Our Insider Trading Policy prohibits our executives and directors from pledging and hedging our Common Stock, in order to preserve the alignment with the interests of stockholders that our equity awards are designed to create.

Director Independence

The listing standards of the Nasdaq Global Select Market (“Nasdaq”) require that, subject to specified exceptions, each member of a listed company’s audit, nominating and governance, and compensation committees be independent. Nasdaq listing rules further provide that a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that

22 | 2025 Proxy Statement

person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and compensation committee members are also subject to heightened independence criteria under Nasdaq rules.

After its evaluation of director independence, the Board of Directors has affirmatively determined that Messrs. Bernard, Glavin, Ko, Putnam, Schifter and Thomas, and Mses. Eberhart, Mnookin and Mulcahy are independent directors under applicable Nasdaq rules.

Board Composition and Leadership Structure of the Board of Directors

Our business and affairs are managed under the direction of the Board of Directors. As of March 25, 2025, our Board of Directors was composed of ten directors. Under our Amended and Restated Certificate of Incorporation, the number of directors may not be fewer than three or more than 15. The authorized number of directors may be changed only by resolution of the Board of Directors.

The Board does not have a fixed policy regarding the separation of the offices of chair of the Board and chief executive officer of the Company. Rather, the Board believes that it should maintain the flexibility to select the chair of the Board and its Board leadership structure from time to time, based on the criteria that it deems to be in the best interests of the Company and its stakeholders. At this time, the Company believes that having a separate chief executive officer and chair allows Mr. Steinmeier to focus on his role as chief executive officer and increases the Board’s independence from management, promoting effective monitoring and oversight. As non-executive chair, Mr. Putnam serves as a key channel of communication between the independent directors and our chief executive officer, coordinates the agenda for each meeting of the Board and establishes the agenda for and leads meetings of the independent directors.

Board Oversight

STRATEGIC PLANNING

Oversight of the Company’s business strategy and strategic planning is a key responsibility of our Board. At the beginning of the year, the chair of the Board and our chief executive officer prepare an annual Board work plan that is tied to our strategic execution framework. As a result, elements of our strategy and operating plans are embedded in the agenda for every quarterly meeting of the Board. All members of our management committee, as well as other senior leaders, regularly attend Board and committee meetings and discuss the Company’s strategy, plans and operating results with the Board and its committees. In addition to the discussions throughout the year of strategy topics, the Board dedicates a multi-day session each year to focus on the refinement of the Company’s long-term strategy and related planning. In aggregate, these sessions, which include senior management, enable a deep discussion between directors and management regarding the Company’s operating environment, near- and longer-term strategic opportunities, current and emerging risks, changing client needs and preferences, and financial outcomes associated with execution of our strategic plan.

The Board also dedicates significant attention to reviewing our capital allocation strategy, which is focused on disciplined capital management to drive long-term stockholder value. Key elements of our current strategy are:

•	maintaining a strong and flexible balance sheet;

•	prioritizing investments to support and drive organic growth;

•	positioning the Company to take advantage of attractive merger and acquisition opportunities; and

•	as appropriate, returning excess capital to stockholders through share repurchases and dividends.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 23

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

HUMAN RESOURCES MANAGEMENT

Effective human resources management is an important driver of the Company’s continued success. We believe our employees are key to creating long-term value for our stockholders, and that our corporate culture is a critical foundation of the success of our business strategy. We are committed to being a great place to work for our employees and fostering a culture that enables us to build and grow a diverse and inclusive team. We also recognize that attracting, retaining and developing employee talent helps deliver value to our clients and ensure the sustainability of our business.

The Compensation Committee generally oversees our human resources management practices, which include our pay equity process. Our Board also provides oversight for certain human resources strategies, programs and practices, including our culture of inclusion and belonging (“CI&B”) programs for employees. The Compensation Committee and our Board engage with our leadership team on a regular basis on the following human resources management topics:

•	employee compensation and benefits programs encompassing salary, equity awards and other programs that are competitive in the market;

•	performance management and succession planning for our chief executive officer and each of our other executive officers;

•	executive talent acquisition and development, including forward-looking talent assessments based on our evolving business and strategy;

•	employee engagement, including the results of our annual confidential company-wide surveys;

•	employee health and well-being, including maintaining a respectful workplace; and

•	corporate culture.

We are committed to fostering a respectful, rewarding workplace in which all of our employees are positioned to succeed. As part of that commitment, in 2024 our Board and the Compensation Committee focused in particular on:

•	building an internal top talent pipeline, including developing existing employees;

•	the progress and evolution of our CI&B programs, including a shift in focus to making CI&B an integrated component of our broader culture and talent development strategy; and

•	continued progress in the cultural transformation that the Company began in 2018 to instill a client-centric mindset and mission-driven alignment throughout the Company.

These areas of focus, among others, are described in more detail in the Company’s 2024 Corporate Sustainability Report, which we expect to issue prior to the Annual Meeting.

We are also committed to promoting CI&B among our advisor population. Our advisor initiatives are developed and implemented by an established team focused on our CI&B efforts for advisors (the “advisor inclusion team”), along with strategic partnership and oversight from our management team and a council of advisors (the “advisor inclusion council”), program managers and home office leaders that provides insights into and develops strategies for attracting and retaining advisors from a diverse range of backgrounds. The momentum of the CI&B program for advisors is tracked through annual net promoter scores; recruitment and retention of underrepresented advisor groups; attendance at our hosted events; and the results from our engagement and satisfaction surveys. Using these metrics, the advisor inclusion team, in coordination with the advisor inclusion council, develops strategies to improve our program effectiveness. Such initiatives are subject to the oversight of the Compensation Committee.

Our chief human resources officer and our chief legal officer regularly report to the Board of Directors on the Company’s workplace and culture, including historical workplace conduct claims, investigations and trends, typically on an annual basis.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE PROGRAM

We are steadfast in our commitment to the advisor-mediated model and the belief that investors deserve access to personalized guidance from a financial advisor. We enable our advisors to provide

24 | 2025 Proxy Statement

personalized financial guidance to millions of American families as they work toward their life’s aspirations. Our advisors are a diverse community of entrepreneurial financial services professionals, and we are committed to supporting their vital work by operating responsibly and ethically, and strengthening trust with our mutual stakeholders. In short, we believe our work makes a positive difference, and that the Company’s long-term success depends not only on the business we conduct but also on how we conduct it.

Our Board supports the Company’s efforts to serve its stakeholders’ interests, including stockholders, employees, advisors and their clients, and local communities. The Nominating and Governance Committee oversees our environmental, social and governance (“ESG”) program, which is reflected in its committee charter.

Our ESG program continues to be an area of significant focus for the Nominating and Governance Committee. As the program continued to mature, the Nominating and Governance Committee oversaw the implementation of our sustainability initiatives in the areas that are most significant to our business, our advisors, our regulators and our stakeholders. In particular, the Company made progress throughout 2024 by:

•	reviewing ESG-related opportunities and risks with the Nominating and Governance Committee and senior management;

•	progressing our environmental efforts through the purchase of Green-e Certified Renewable Energy Certificates covering 100% of our corporate offices and implementing a zero waste-to-landfill program at our headquarters, where we maintain operational control; and

•	applying a sustainability lens to operations, planning and decision-making as we look to grow responsibly and continue to serve our clients.

The implementation of various components of our sustainability strategy — from employee development to energy efficiency — is led by relevant functional and program leaders, who, in turn, report key performance indicators and initiatives to our ESG steering committee, which comprises senior leaders from across the Company, and strategizes, implements and monitors ESG-related initiatives and policies throughout the Company. The Nominating and Governance Committee is updated regularly on our progress and future roadmap.

The Company’s goal is a sustainability strategy that drives long-term value through strong alignment with the Company’s strategy and culture. Our significant ESG topics are keyed to a framework that focuses on four strategic focus areas: responsible business, people and culture, societal impact and environmental stewardship. Within these focus areas, we pursue a variety of programs and initiatives designed to create value for our stakeholders.

To learn more, please see the “Social Responsibility” section of our website at www.lpl.com, through which last year’s sustainability and climate reports are also available. Our 2024 Corporate Sustainability Report, which we expect to issue prior to the Annual Meeting, will describe our progress and milestones over the last year in more detail, and will also be available on our website.

CYBERSECURITY

The Audit and Risk Committee and the Board are each involved in overseeing the Company’s information security program (the “Program”), which addresses cybersecurity risks to our business, operations and assets. We believe that cybersecurity protection is critical to maintaining our proprietary information and the trust of our advisors and their clients, particularly in the context of the evolving threat landscape and the rapid pace of technological change and digital innovation. As part of the Program, the Company maintains policies, procedures and standards that outline our expectations, guidelines and structured approach to managing cybersecurity risks. We leverage established security frameworks, such as the National Institute of Standards and Technology Cybersecurity Framework, as guides to organize, assess and improve the Program. We also operate a security operation center to ingest threat intelligence, monitor for cybersecurity threats and coordinate incident response resources.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 25

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

The Board has delegated oversight of the Program to the Audit and Risk Committee, including oversight of the Company’s cyber- and technology-related risks and the steps management has taken to identify, assess, monitor and manage those risks. In addition, the Board has established a reporting structure and cadence related to oversight of the Program, which includes respective oversight responsibilities for the Board, the Audit and Risk Committee and various management risk committees. Each of the Board and the Audit and Risk Committee receives staggered periodic reports on the progress and effectiveness of the Program on at least an annual basis. For additional information about the Program, please see “Item 1C. Cybersecurity” in the Annual Report.

In 2024, the Program remained an area of oversight focus for the Board and the Audit and Risk Committee. Management provided updates to both the Board and the Audit and Risk Committee on cybersecurity matters, including the threat landscape, third-party risks, updates to the reporting and governance structure relating to cybersecurity, protective measures taken in 2024 to address certain global events and trends, the progress of projects to strengthen controls and defenses, the Company’s incident response plans, and cybersecurity insurance coverage.

Our ESG Focus

Our intention is to focus on the ESG topics most relevant to our business, communities and stakeholders. Below are the ESG topics that we believe are significant to our stakeholders and to our ability to create long-term value, which we have evaluated according to both their impact on our stakeholders and their importance to the success of our business. For more information about our assessment and methodology, please refer to our 2024 Corporate Sustainability Report, which we expect to issue prior to the Annual Meeting.

ESG MATERIALITY ASSESSMENT

Stakeholder Engagement

We interact with our stockholders in a variety of ways and value the input that we receive from them. We provide our Board with regular updates on our investor relations program, including engagements with stockholders and analysts, and related sentiment and feedback themes. In addition, we periodically arrange for our directors to hear directly from analysts, outside the presence of senior management, about how they evaluate the Company’s management, performance and prospects. Our goal is to ensure that our Board understands stockholders’ and analysts’ observations and topics of interest, including with regard to the Company’s performance, strategy, corporate governance and ESG initiatives.

26 | 2025 Proxy Statement

Our directors also engage directly with our financial advisor clients. In addition to engagement opportunities through our advisor conferences, our directors meet annually with clients in order to hear first-hand feedback on areas of importance to them. These sessions are structured to present directors with a diverse range of client practices, programs and experiences, and are intended to ensure that our Board understands our clients’ current and future needs, particularly in the context of an evolving competitive environment, and that we are delivering what advisors need in order to deliver sustained value to their clients.

Annual Board Evaluation

Our Board recognizes that a robust and constructive self-evaluation process is an important aspect of good corporate governance and board effectiveness. The Nominating and Governance Committee conducts an annual evaluation of our Board, each of its standing committees and individual directors following the end of each year. The goal is to provide a meaningful assessment of whether the Board’s and its committees’ performance, operations, size and composition are effective for the Company, both in the short- and longer-term.

Following discussion by the Nominating and Governance Committee, the 2025 annual evaluation included the following elements:

•	a written questionnaire soliciting feedback on the Board completed by each director;

•	a written questionnaire soliciting feedback on each Board committee completed by each committee member;

•	individual director interviews conducted by the chair of the Board and our chief legal officer (who separately solicited confidential feedback about the chair from directors outside the presence of the chair); and

•	a written questionnaire soliciting feedback on the Board completed by our executive officers.

The director and executive officer questionnaires provided feedback on an unattributed basis and informed the individual director interviews, which provided further opportunity for candid discussion.

The primary topics of the 2025 annual evaluation were:

•	Board composition and size, including desired director skills and attributes;

•	the quality of materials and information provided to the Board;

•	structure and conduct of Board meetings, including the effectiveness and number of virtual meetings;

•	Board leadership and decision-making processes;

•	Board committee structure and performance;

•	Board culture and dynamics;

•	Board and director interactions with management;

•	management’s assessment of the value the Board provides;

•	the efficacy of the annual evaluation process; and

•	the effectiveness of Board oversight, including attention to issues and opportunities that affect long-term stockholder value.

As part of the 2025 annual evaluation, directors and management had the opportunity to provide feedback on individual directors, in order to help improve performance and contributions to the Board.

Our Board discussed the results of the 2025 annual evaluation in a closed session led by the chair of the Nominating and Governance Committee.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 27

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Board Committees

The Board of Directors has established three standing committees: the Audit and Risk Committee, the Nominating and Governance Committee, and the Compensation Committee, each with the composition and responsibilities described below. The members of each committee were appointed by the Board of Directors and will serve until their successors are elected and qualified, unless they are removed earlier or resign. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues. Each of the standing committees of our Board is composed solely of independent directors.

The table below reflects the composition of the Board’s three standing committees as of March 25, 2025:

	Audit and Risk Committee	Nominating and Governance Committee	Compensation Committee

Edward Bernard	✓		✓

H. Paulett Eberhart	◆		✓

William F. Glavin, Jr.		✓	✓

Albert J. Ko	✓

Allison H. Mnookin		✓	◆

Anne M. Mulcahy		◆

James S. Putnam ê			✓

Richard P. Schifter	✓

Corey E. Thomas	✓	✓

✓	Member	◆	Chair	ê	Chair of the Board

Our Nominating and Governance Committee will reassess the composition and leadership of the standing committees of the Board in the context of the election of directors at the Annual Meeting. This assessment will consider:

•	current committee performance and tenure mix;

•	individual competencies, desires and commitments; and

•	the need to ensure a future succession plan for each committee chair.

Following its assessment in connection with the 2024 annual meeting of stockholders, the Nominating and Governance Committee recommended that:

•	Mr. Glavin succeed Ms. Mulcahy on the Compensation Committee;

•	Mr. Glavin step off the Audit and Risk Committee, after seven years of service on such committee; and

•	the composition and leadership of the Board’s committees otherwise remain unchanged.

AUDIT AND RISK COMMITTEE

Our Audit and Risk Committee is composed of the following members: Edward C. Bernard, H. Paulett Eberhart, Albert J. Ko, Richard P. Schifter and Corey E. Thomas. Ms. Eberhart serves as the chair of the Audit and Risk Committee.

Each of the Audit and Risk Committee members is independent under the listing standards of Nasdaq, including under Rule 10A-3 of the Exchange Act. None of the Audit and Risk Committee members is an employee of ours or any of our subsidiaries, nor simultaneously serves on the audit committees of more than three public companies, including ours. All of the Audit and Risk Committee

28 | 2025 Proxy Statement

members meet the requirements for financial literacy and are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. Our Board has affirmatively determined that each of Ms. Eberhart and Messrs. Bernard and Schifter qualifies as an audit committee financial expert under the applicable rules and regulations of the SEC.

The Audit and Risk Committee oversees the integrity of the Company’s financial statements, including reviewing and discussing our annual and quarterly financial statements, our disclosures in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section in our annual and quarterly reports filed with the SEC, and our earnings announcements, in each case prior to their release. The Audit and Risk Committee also oversees the qualifications, performance and independence of Deloitte & Touche LLP, our independent registered public accounting firm (“Deloitte”), as well as the fee negotiations related to their retention.

Our Audit and Risk Committee is responsible for, among other things, the appointment, compensation, oversight and replacement, if necessary, of the Company’s independent auditor or any other registered public accounting firm, and assisting the Board in overseeing and monitoring:

• the integrity of the Company’s financial statements and other financial information provided by the Company to its stockholders;

• the integrity of the accounting and financial reporting processes of the Company, and the audit of the Company’s financial statements;

• the Company’s compliance with legal, regulatory and public disclosure requirements;

• enterprise risk management (except for risks assigned to other committees or retained by the Board) and major risk exposures;

• the Company’s independent auditor, including its qualifications, performance and independence;

• the performance of the Company’s internal audit function; and

• the Company’s cybersecurity program.

The Audit and Risk Committee reviews matters related to the Company’s related party transaction policy, the operations of the Company’s Technology department and the Company’s whistle-blower and integrity program. It also reviews and discusses our policies with respect to risk assessment and risk management, as well as our major regulatory, litigation, cybersecurity, information security, data privacy and financial risk exposures. For additional information on the Audit and Risk Committee’s role in our enterprise risk management framework, please see “Risk Management and Compensation Policies and Practices.”

The Audit and Risk Committee has authority under its charter to obtain advice and assistance from outside legal counsel, accounting or other outside advisors as deemed appropriate to perform its duties and responsibilities.

The Audit and Risk Committee met eight times during 2024.

NOMINATING AND GOVERNANCE COMMITTEE

Our Nominating and Governance Committee is composed of the following members: William F. Glavin, Jr., Allison H. Mnookin, Anne M. Mulcahy and Corey E. Thomas. Ms. Mulcahy serves as the chair of the Nominating and Governance Committee.

Each member of the Nominating and Governance Committee is independent under the listing standards of Nasdaq.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 29

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

The Nominating and Governance Committee is responsible for:

• developing a profile of attributes that a potential director should possess in order to contribute effectively to the Board, taking into account the overall composition of the Board;

• identifying, evaluating and recruiting qualified persons to serve on our Board of Directors;

• selecting, or recommending to the Board for selection, nominees for election as directors;

• reviewing and recommending the composition of the Board’s standing committees;

• reviewing and assessing the Company’s corporate governance guidelines;

• overseeing our ESG program; and

• annually evaluating the performance, operations, size and composition of our Board of Directors.

The Nominating and Governance Committee continued to be focused in 2024 on the evolution of the Board, including long-term Board and committee succession planning, and overseeing the maturation of the Company’s ESG and government relations programs. In addition, the Nominating and Governance Committee actively monitored, and made recommendations regarding, corporate governance trends and best practices.

The Nominating and Governance Committee met four times during 2024.

COMPENSATION AND HUMAN RESOURCES COMMITTEE

The Compensation Committee is composed of the following members: Edward C. Bernard, H. Paulett Eberhart, William F. Glavin, Allison H. Mnookin and James S. Putnam. Ms. Mnookin serves as the chair of the Compensation Committee. Each member of the Compensation Committee is independent under the listing standards of Nasdaq, including the heightened standards that apply to compensation committee members. The Compensation Committee is composed entirely of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

The Compensation Committee is responsible for:

• reviewing and approving goals and objectives relevant to executive officer compensation and evaluating the performance of executive officers in light of those goals and objectives;

• reviewing and approving the chief executive officer’s compensation based upon the Compensation Committee’s evaluation of the chief executive officer’s performance;

• reviewing and approving executive officer compensation;

• reviewing the performance, development and leadership capabilities of senior management and succession planning strategies for such senior management;

• making recommendations to the Board regarding the adoption of new incentive compensation and equity-based plans, and administering our existing incentive compensation and equity-based plans;

• making recommendations to the Board regarding compensation of our directors and applicable stock ownership and holding guidelines;

• reviewing and approving the general design and terms of any significant non-executive compensation and benefits plans;

• reviewing our CI&B policies, programs and initiatives;

• reviewing our significant policies, practices and procedures concerning human resource-related matters;

• establishing and monitoring compliance with stock ownership and holding guidelines applicable to executive officers; and

• reviewing an annual compensation risk assessment.

30 | 2025 Proxy Statement

In 2024, the Compensation Committee devoted particular attention to trends related to compensation clawback policies following final SEC rulemaking under the Dodd-Frank Act, as well as human resources matters, including management transitions and succession planning, executive talent development and the progress of our employee CI&B programs.

In addition, the Compensation Committee continued to focus on robust performance management, and ongoing development and coaching for future leadership positions, through:

•	annual succession planning for all managing director roles to ensure we are identifying and investing in key talent for critical positions; and

•	talent reviews of individual leaders to provide the Compensation Committee with insight into our talent pipeline, as well as the opportunity to provide development feedback to those leaders.

The Compensation Committee has authority under its charter to access such internal and external resources, including retaining legal, financial or other advisors, as the Compensation Committee deems necessary or appropriate to fulfill its responsibilities. The Compensation Committee engaged Frederic W. Cook & Co., Inc. as an independent compensation consultant (the “Compensation Consultant”) to advise in 2024 on compensation matters and provide experiential guidance on what is considered fair and competitive practice in our industry, primarily with respect to the compensation of our executive officers, and also with regard to director compensation.

The Compensation Committee has the authority to delegate to subcommittees of the Compensation Committee any responsibilities of the full committee. The Compensation Committee may also delegate to a committee of one or more directors, or one or more of our executive officers, subject to certain restrictions, the power to grant restricted stock units, performance stock units or other equity awards, and amend the terms of such awards, pursuant to our equity plans. References to the Compensation Committee in this proxy statement also refer to its subcommittees and its delegates, where applicable.

The Compensation Committee met seven times during 2024.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or was during 2024 an officer or employee of ours or any of our subsidiaries. Mr. Putnam, a member of the Compensation Committee, served as an officer of LPL Financial prior to 2006. None of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Risk Management and Compensation Policies and Practices

We employ an enterprise risk management (“ERM”) framework that outlines our appetite for risk taking, supporting a resilient and adaptive risk-focused organization, designed to enable us to navigate uncertainties, make informed and consistent decisions, and seize growth opportunities. This framework facilitates the incorporation of risk assessment into decision-making processes, enables execution of our business strategy and protects the Company and its franchise. Our framework is designed to promote clear lines of risk management ownership and accountability while providing a structured escalation process for key risk information and events. Additionally, risk is managed and monitored within business units by embedded risk groups providing guidance on governance, controls, policies and other risk management activities. In addition to the ERM framework, we have written policies and procedures that govern the conduct of business by our employees and independent financial advisors, and the terms and conditions of our relationships with financial product sponsors.

Our risk management governance approach is discussed in our Annual Report under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Risk Management.” This approach includes the Board of Directors, the Audit and Risk Committee and the Compensation Committee, as well as the Company’s Risk Oversight Committee (the “ROC”) and its

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 31

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

subcommittees, the Company’s Internal Audit department, the Company’s Finance and Business Operations department, the Company’s Legal department and business line management.

ROLE OF THE AUDIT AND RISK COMMITTEE

In addition to its other responsibilities, the Audit and Risk Committee oversees and monitors the Company’s ERM and is responsible for reviewing and assessing the Company’s processes to manage and control risk. In this capacity, the Audit and Risk Committee reviews our major regulatory, litigation, cybersecurity, information security, data privacy and financial risk exposures and the steps management has undertaken to monitor and control them. The Audit and Risk Committee generally provides reports to the Board at each of the Board’s regularly scheduled quarterly meetings.

The Audit and Risk Committee has mandated that the ROC oversee our risk management activities, including those of our subsidiaries. The Company’s chief legal officer or chief risk officer provides updates on pertinent ROC discussions to the Audit and Risk Committee on a regular basis and, if necessary or requested, to the Board. In addition, our Internal Audit department provides independent and objective assurance of the effectiveness of the Company’s governance, risk management and internal controls by conducting risk assessments and audits designed to identify and cover important risk categories. Our chief audit executive reports functionally to the Audit and Risk Committee, which oversees the Internal Audit department’s activities and approves its annual plan, and reports administratively to our chief financial officer. Our Internal Audit department provides regular reports to the ROC and reports to the Audit and Risk Committee at least quarterly.

ROLE OF THE COMPENSATION COMMITTEE

In addition to its other responsibilities, the Compensation Committee assesses whether our compensation arrangements encourage inappropriate risk-taking, and whether risks arising from our compensation arrangements are reasonably likely to have a material adverse effect on the Company.

The Compensation Committee has reviewed and evaluated the development and implementation of our compensation practices across our Company. It is our belief, and the belief of the Compensation Committee, that our compensation practices do not encourage inappropriate actions by our executive officers or other employees and are not reasonably likely to have a material adverse effect on the Company. Specifically, we believe that our compensation practices avoid:

•	a compensation mix overly weighted toward annual bonus awards;

•	an excessive focus on short-term equity incentive awards that could cause behavior to drive short-term stock price gains at the expense of long-term value creation; and

•	unreasonable financial goals or thresholds that could encourage efforts to generate near-term revenue with an adverse impact on long-term success.

We believe that the following practices that we have implemented serve to mitigate the potential for adverse risk that may be caused by the actions of our executive officers or other key employees:

•	defined processes for developing strategic and annual operating plans, and approving capital investments;

•	Board approval of the Company’s annual corporate goals, which aligns these goals with our annual operating plan, strategic plan and compensation programs to achieve an appropriate risk-reward balance;

•	annual review of peer group practices and compensation surveys to develop compensation arrangements and practices;

•	annual bonus awards based on a review by the Compensation Committee of a variety of metrics, including both financial performance and strategic achievements, reducing the potential to concentrate on one metric as the basis of an annual incentive award;

32 | 2025 Proxy Statement

•	mix of fixed and performance-based, annual and long-term, and cash and equity compensation, encouraging decisions and actions that are in our long-term best interests;

•	specified discretionary authority is maintained by the Compensation Committee to adjust annual bonus funding and payments, which reduces business risk associated with our cash bonus program;

•	long-term equity incentive awards, including performance-based awards, vest over a period of time, and as a result of the longer time horizon to receive the value of an equity award, the prospect of short-term or risky behavior is mitigated;

•	use of more than one long-term equity incentive vehicle mitigates the risk of any one vehicle creating undue incentive to take on excessive risk;

•	stock ownership requirements for all executive officers and anti-hedging policies, which ensure that the interests of our executives remain aligned with the interests of our stockholders; and

•	clawback policies that help to mitigate the possibility of short-term risk-taking at the expense of long-term value creation.

Communicating with the Board of Directors Any stockholder who wishes to contact a member of our Board of Directors may do so by writing to the following address:
Board of Directors c/o Secretary LPL Financial Holdings Inc. 1055 LPL Way Fort Mill, SC 29715
Communications will be distributed to the chair of the Board or the other members of the Board as appropriate depending on the facts and circumstances outlined in the communication received.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 33

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Board of Directors Compensation

Director Compensation Policy

Our director compensation policy provides that each of our non-employee directors receives an annual service retainer of $285,000. Of this amount, $100,000 is paid in a lump sum in cash (or, at the director’s election, in the form of shares of our Common Stock as described below) and $185,000 is paid in the form of restricted shares of our Common Stock granted under our 2021 Omnibus Equity Incentive Plan (the “2021 Plan”). Directors can elect to defer receipt of the equity portion, or both the equity and cash portions, of their service retainers, as described under “Deferred Compensation Plan” below.

The following table sets forth the additional annual service retainers under our director compensation policy that members of our standing committees received for their additional duties during 2024:

	Chair	Each Other Member

Audit and Risk Committee	$30,000	$15,000

Compensation Committee	$25,000	$12,500

Nominating and Governance Committee	$20,000	$10,000

Our director compensation policy also provides that the chair of the Board receives an additional annual service retainer of $140,000 in connection with his or her additional duties. The retainers for committee and chair service are paid in cash in installments following the end of each quarter of service. Our directors are also reimbursed for expenses incurred in connection with their attendance at Board and committee meetings. Mr. Steinmeier does (and Mr. Arnold did) not receive additional compensation for his service as a director.

As noted above, each of our non-employee directors elected at our 2024 annual meeting of stockholders was granted an annual award of restricted stock having a grant date value of $185,000 (based on the average of the closing price of our Common Stock for the trailing thirty consecutive trading days including the grant date). In each case, these awards vest in full on May 21, 2025, which is the day prior to the Annual Meeting, generally subject to the director’s continued service through that date. We believe these equity grants serve to further align our directors’ interests with the interests of our stockholders.

Our director compensation policy permits non-employee directors to make an election to be issued, in lieu of the cash portion of their annual service retainer, fully vested shares of our Common Stock. In 2024, the number of fully vested shares was determined by dividing $100,000 by the average of the closing price of our Common Stock for the trailing thirty consecutive trading days including the date such shares were granted.

The Compensation Committee annually reviews the director compensation practices of our compensation peer group, as described under “Benchmarking” in the Compensation Discussion and Analysis, with the assistance of the Compensation Consultant. As a result of the 2024 benchmarking analysis, to align director compensation more closely with the median of our peer group, the Compensation Committee recommended an increase of $30,000 in the amount of the equity portion of the annual service retainer under our director compensation policy, which was approved by the Board. The Compensation Committee did not recommend any other changes to our director compensation policy.

34 | 2025 Proxy Statement

Deferred Compensation Plan

Under the LPL Financial Holdings Inc. Non-Employee Director Deferred Compensation Plan (the “Deferred Plan”), non-employee directors are eligible to make an election to defer receipt of the equity portion, or both the equity and cash portions, of their service retainers. No directors made deferral elections in 2024. For directors who made such a deferral election in prior years, a book-entry account was established and credited with a number of deferred stock units granted under our 2021 Plan equal in value to the shares and, if so elected by the director, the cash, that would otherwise have been granted or paid absent such deferral election, with each deferred stock unit representing the right to receive a share of our Common Stock. Deferred stock units issued in respect of the cash portion of a director’s service retainer are vested upon issuance. Deferred stock units issued in respect of the equity portion of a director’s service retainer vest on the date on which such equity portion would have vested had it not been deferred, generally subject to the director’s continued service through that date. Upon the declaration of a dividend on our Common Stock, dividend equivalent rights are credited to a director’s book-entry account, in the form of additional stock units, on both vested and unvested deferred stock units, in an amount equal to the dividend that would have been paid on the shares underlying the deferred stock units had they been outstanding on the dividend record date, rounded down to the nearest whole share. Dividend equivalent rights are subject to the vesting requirements, if any, associated with the award upon which they were granted. The value of such dividend equivalent rights is determined based on the closing price per share of our Common Stock on the dividend payment date. Shares underlying the deferred stock units in each director’s book-entry account will be issued only upon the director’s separation from service or a change in control, as defined in the Deferred Plan.

Equity Ownership Guidelines

Our Corporate Governance Guidelines include equity ownership guidelines for non-employee directors. Within five years of the date of his or her election to the Board, each non-employee director must maintain ownership of shares of Common Stock equal to five times the cash portion of the annual service retainer for Board service then in effect, not including any retainers for committee or chair service. All shares owned outright and beneficially owned by a non-employee director, including all shares of unvested restricted stock and all shares issuable pursuant to vested and unvested deferred stock units, are counted in determining compliance with such minimum ownership requirement. As of March 24, 2025, each of our non-employee directors satisfied this minimum ownership requirement.

The following table sets forth the compensation received by each non-employee director for service on the Board and its committees for the fiscal year ended December 31, 2024. In addition to the payments disclosed in the table below, our directors were reimbursed for out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)	Total ($)

Edward C. Bernard	127,500		187,779	315,279

H. Paulett Eberhart	142,500		187,779	330,279

William F. Glavin, Jr.	125,088	(3)	187,779	312,867

Albert J. Ko	115,000		187,779	302,779

Allison H. Mnookin	135,000		187,779	322,779

Anne M. Mulcahy	126,754	(3)	187,779	314,533

James S. Putnam	252,500		187,779	440,279

Richard P. Schifter	116,546	(3)	187,779	304,325

Corey E. Thomas	126,546	(3)	187,779	314,325

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 35

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Non-Employee Director Compensation Mix

(1)

The amounts shown in this column represent the aggregate grant date fair value of restricted stock awards in 2024 in connection with the equity portion of the annual service retainer. The aggregate grant date fair value of the restricted stock awards, as determined under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, was determined by multiplying the number of shares underlying the award by $268.64, which was the closing price per share of our Common Stock on the grant date. For information regarding the number of shares of restricted stock held by each non-employee director as of December 31, 2024, see the table in footnote 2 below. The amounts shown in this column do not include the value of any fully vested shares of Common Stock that certain of our non-employee directors elected to receive in lieu of the cash portion of the annual service retainer. In accordance with SEC rules, such amounts are shown in the column “Fees Earned or Paid in Cash.” Restricted stock carries the same voting and dividend rights as shares outstanding.

(2)

The following table shows the aggregate number of shares of restricted stock and unvested and vested deferred stock units held by each of our non-employee directors as of December 31, 2024. All restricted stock awards and unvested deferred stock units reported in the table below will vest in full on May 21, 2025.

Name	Restricted Stock Awards (#)	Unvested Deferred Stock Units (#)	Vested Deferred Stock Units (#)

Edward C. Bernard	699	—	8,570

H. Paulett Eberhart	699	—	8,125

William F. Glavin, Jr.	699	—	21,294

Albert J. Ko	699	—	—

Allison H. Mnookin	699	—	5,529

Anne M. Mulcahy	699	—	—

James S. Putnam	699	—	13,849

Richard P. Schifter	699	—	26,937

Corey E. Thomas	699	—	11,831

(3)

This amount includes the value of fully vested shares of Common Stock that the director elected to receive in lieu of the cash portion of the director’s annual service retainer. The aggregate grant date fair value of these shares, as determined under FASB ASC Topic 718, was determined by multiplying the number of shares underlying the award by $268.64, which represents the closing price per share of our Common Stock on the grant date.

36 | 2025 Proxy Statement

Compensation Discussion and Analysis

Executive Summary

This Compensation Discussion and Analysis (“CD&A”) describes the actions taken by the Compensation Committee with respect to 2024 compensation for our executive officers, including our named executive officers (“NEOs”). Under SEC rules, our NEOs for 2024 were:

Named Executive Officer	Title

Richard Steinmeier(1)	Chief Executive Officer

Matthew Audette(2)	President and Chief Financial Officer

Althea Brown	Managing Director, Chief Legal Officer and Corporate Secretary

Matthew Enyedi	Managing Director, Client Success

Greg Gates	Managing Director, Chief Technology and Information Officer

Dan H. Arnold(3)	Former President and Chief Executive Officer

(1)

Mr. Steinmeier was appointed as our interim chief executive officer on October 1, 2024 and as our chief executive officer on October 17, 2024. Prior to these appointments, Mr. Steinmeier served in 2024 as our managing director, chief growth officer. Please see “Executive Officer Transitions.”

(2)

Mr. Audette was appointed as president and chief financial officer on October 17, 2024. Prior to this appointment, Mr. Audette served in 2024 as our chief financial officer and head of business operations.

(3)	Mr. Arnold served as our president and chief executive officer until his termination on October 1, 2024. Please see “Executive Officer Transitions.”

SUMMARY OF 2024 CORPORATE PERFORMANCE

The following information is intended to provide additional context for the Compensation Committee’s assessment of the Company’s overall performance in 2024 for compensation-related purposes.

As discussed below, the Compensation Committee established a bonus pool funding framework in January 2024 that assigned equal weighting to the achievement of the Company’s 2024 financial performance targets and 2024 business goals (together, the “2024 Corporate Goals”). The Compensation Committee retained a limited amount of discretion to adjust bonus pool funding based on its assessment of key drivers of the Company’s performance.

The Company delivered solid business and financial results in 2024. The Company’s total advisory and brokerage assets increased 29% year-over-year to reach a new high of $1.7 trillion as of December 31, 2024. The increase was driven by continued organic growth, the Company’s acquisition of Atria Wealth Solutions, Inc. and higher equity markets. Total organic net new assets of $140.7 billion in 2024 translated to a 10% growth rate. Organic growth was driven by strength in both our traditional and new markets, including the onboarding of one of our largest institutional partners, Prudential Advisors. Organic growth, combined with a favorable interest rate environment and expense discipline, led to solid financial performance.

The Company’s gross profit increased 12% year-over-year to $4.5 billion for 2024. Core general and administrative expense (“Core G&A”) increased 11% from the prior year to $1.5 billion, which was within the Company’s target range for 2024. The gross profit and Core G&A results contributed to EBITDA of $2.1 billion and Adjusted EBITDA of $2.2 billion, which reflected year-over-year increases of 6% and 7%, respectively. Gross profit, Core G&A, EBITDA and Adjusted EBITDA are non-GAAP financial measures that are described under “Non-GAAP Financial Measures” in Appendix A. The Company’s share price appreciated 43% over the twelve-month period. For additional discussion and analysis of the Company’s 2024 financial performance, please refer to the Annual Report.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 37

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

As discussed below, the Compensation Committee determined that the Company’s performance for 2024 met or exceeded each of the 2024 Corporate Goals, other than relative total shareholder return (“TSR”) results. As a result, the 2024 bonus pool was funded above the target level and the annual cash bonus awards to our employees were generally paid at target level, or above target level for high performing employees, including our NEOs. This approach is consistent with the Compensation Committee’s philosophy and past practice.

Total advisory and brokerage assets, which reflect net new assets in addition to market movement, were $1.7 trillion as of December 31, 2024, a 29% increase from the prior year balance of $1.4 trillion. Total net new assets in 2024 were $235.6 billion, including $94.9 billion from completed acquisitions.

Gross profit increased to $4.5 billion in 2024, up 12% from the prior year.

The increase in the Company’s gross profit during 2024 outpaced the increase in Core G&A, leading to Adjusted EBITDA of $2.2 billion. This result reflected a 7% increase year-over-year and was above our 2024 performance target.

$260.0 million of capital was returned to shareholders in 2024, through $90.0 million of dividends and $170.0 million of share repurchases.

Total Advisory and Brokerage Assets

($ in billions)

Gross Profit

($ in millions)

Adjusted EBITDA

($ in millions)

Capital Returned to Shareholders

($ in millions)

38 | 2025 Proxy Statement

EXECUTIVE OFFICER TRANSITIONS

As previously announced, on October 1, 2024 the Board terminated the employment of Mr. Arnold, our former president and chief executive officer, for “Cause” (as defined under our Executive Severance Plan and our 2010 Omnibus Equity Incentive Plan (the “2010 Plan”) and 2021 Plan (together, the “Incentive Plans”)). As a result of his termination, Mr. Arnold did not receive any severance or other termination benefits under the Executive Severance Plan, and his outstanding equity awards were subject to automatic forfeiture pursuant to the terms of the Incentive Plans.

All of Mr. Arnold’s outstanding restricted stock unit (“RSU”) and performance stock unit (“PSU”) awards and a portion of his vested but unexercised stock options were automatically forfeited in connection with his termination. The Board, upon the recommendation of the Compensation Committee, exercised its discretion to defer the automatic forfeiture of the remaining portion of Mr. Arnold’s vested but unexercised stock options (the “Non-Forfeited Options”) in order to pursue a settlement agreement with him for the benefit of the Company and its stockholders. On December 8, 2024, the Company entered into such an agreement (the “Settlement Agreement”). Pursuant to the terms of the Settlement Agreement, Mr. Arnold was permitted to retain and exercise, until December 31, 2024, 47,994 of the Non-Forfeited Options that had been granted in 2019. In accordance with the accounting rules under FASB ASC Topic 718, these vested options were subject to a re-measurement expense of approximately $12.0 million. The remaining 98,432 Non-Forfeited Options (valued at $25.5 million) were forfeited, in addition to the 24,435 RSUs (valued at $8.0 million), 84,359 PSUs (valued at $27.6 million) and 47,603 options (valued at $13.7 million) forfeited automatically in connection with his termination. In addition, Mr. Arnold had approximately $5.0 million in foregone severance benefits under the Executive Severance Plan related to his salary, cash bonus and group benefit continuation that he would have been eligible to receive in the event of a termination of his employment without Cause that he did not receive. The Settlement Agreement contains a general release of claims by Mr. Arnold against the Company, as well as non-competition, non-disparagement and non-solicitation provisions. The non-competition and non-solicitation provisions apply until September 30, 2025. The valuation of equity awards in this paragraph (other than the re-measurement expense) is based on the closing price of the Company’s common stock on the trading day immediately preceding the date of the Settlement Agreement, and assumes vesting at target levels for PSUs.

Mr. Steinmeier was appointed as our interim chief executive officer on October 1, 2024, immediately following Mr. Arnold’s termination. The Board implemented its succession plan and, on October 17, 2024, named Mr. Steinmeier as permanent chief executive officer and named Mr. Audette as president and chief financial officer (such appointments, the “Executive Officer Transitions”). The Board approved new compensatory arrangements for Mr. Steinmeier in connection with his appointment as our chief executive officer, which provide for total target annual compensation of $12.0 million, effective October 21, 2024, consisting of (i) an annual base salary of $900,000; (ii) a target annual cash bonus opportunity of $2.7 million; and (iii) a target annual long-term incentive compensation award opportunity with a grant date value of $8.4 million. On the same day, the Board also approved new compensatory arrangements for Mr. Audette in connection with his appointment as our president and chief financial officer, which provide for total target annual compensation of $8.0 million, effective October 21, 2024, consisting of (i) an annual base salary of $750,000; (ii) a target annual cash bonus opportunity of $1.875 million; and (iii) a target annual long-term incentive compensation award opportunity with a grant date value of $5.375 million. These changes were recommended to the Board by the Compensation Committee based, in part, on a review of peer group and survey data prepared by the Compensation Consultant, as well as the Compensation Committee’s assessment of the increased responsibilities that the executives would undertake in connection with their new roles.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 39

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

COMPENSATION PHILOSOPHY

Under the oversight of the Compensation Committee, our executive compensation program rewards sustained positive financial and operating performance. Our executive compensation program is designed to align our executives’ compensation to the performance of the Company while avoiding practices that may create unwarranted risk.

The design and operation of our executive compensation program reflect the following basic objectives:
• aligning the interests of our executive officers with the interests of our Company and its stakeholders;

• linking our executive officers’ compensation to the achievement of both short-term and long-term strategic and operational goals; and

• attracting, motivating and retaining highly qualified executive officers who are passionate about the mission of our Company.

We seek to achieve these objectives through the following guiding compensation principles:

• paying compensation that is competitive with that offered for similar positions within companies in our peer group;

• striking an appropriate balance between short-term and long-term compensation, as well as cash- and equity-based compensation;

• linking short-term and long-term performance-based compensation primarily to objective and quantifiable performance measures;

• rewarding Company and business unit performance, as well as individual performance and potential; and

• using equity-based compensation for a significant portion of total compensation.

40 | 2025 Proxy Statement

COMPENSATION GOVERNANCE
In order to implement our compensation philosophy, and to promote strong governance and alignment with stakeholder interests, we do the following:

✓ maintain a pay mix that emphasizes variable, performance-based compensation over fixed compensation;

✓ maintain stock ownership guidelines for executives;

✓  maintain compensation clawback policies that, subject to limited exceptions, require the Company to recoup cash and equity incentive-based compensation from executive officers in the event of certain financial restatements, and also allow the Company to recoup cash and both time- and incentive-based equity compensation from executive officers in broader circumstances, including those involving willful misconduct;

✓ retain an independent compensation consultant engaged by, and reporting directly to, the Compensation Committee;

✓ benchmark executive compensation against peers with which we compete for talent;

✓ conduct annual risk assessments of our executive compensation policies and practices;

✓ hold an annual stockholder “say-on-pay” vote; and

✓ hold Compensation Committee executive sessions without management present.
In addition, we do not do the following:

× re-price stock options without stockholder approval;

× permit hedging transactions or short sales by executives;

× permit pledging or holding company stock in a margin account by executives;

× enter into individual employment agreements;

× provide excise tax gross-ups under agreements with executives; or

× grant “spring-loaded” equity awards, which take advantage of material non-public information to enhance the value awarded to recipients.

We have designed our compensation practices to align with competitive market practices, strengthen the alignment between compensation paid and Company performance, and provide transparency for our employees and investors. These practices are discussed below.

Components of Compensation

The core components of our executive compensation program are:

•	base salary;

•	annual cash bonus opportunity;

•	long-term equity incentive (“LTI”) awards; and

•	severance and change-in-control benefits.

The Compensation Committee retains flexibility to determine the appropriate level and mix of the various compensation components consistent with our business needs. The mix of compensation components is intended to provide our NEOs with a competitive total compensation package that both rewards short-term results and drives long-term corporate performance.

Our variable compensation components consist of: (1) annual cash bonus awards that incentivize our NEOs to achieve pre-determined annual Company goals and strong individual performance with respect to such Company goals and (2) LTI awards that incentivize our NEOs to increase stockholder value over a sustained period of time, which supports the alignment between the interests of our NEOs and those of our stockholders.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 41

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

The charts below, presented on the basis of total target compensation as of December 31, 2024, and excluding our former chief executive officer, show that variable compensation comprised 93% of Mr. Steinmeier’s 2024 total target compensation mix as chief executive officer (“CEO”) and 84% of our other NEOs’ 2024 average total target compensation mix. Total target compensation consists of base salary, target annual cash bonus and the target annual LTI awards, with PSUs valued at target.

CEO (Steinmeier) Target Compensation Mix	NEO Target Compensation Mix (excluding CEO)

Base Salary

We pay our NEOs base salaries to provide a level of competitive and stable income. The base salaries of our NEOs are set based on the responsibilities of the individual, taking into account the individual’s skills, experience and prior compensation levels, as well as market compensation levels of our peer group and other survey data, as described below. The Compensation Committee reviews base salaries for our NEOs at least annually, although salary changes may occur on a less or more frequent basis in the Compensation Committee’s discretion.

Generally, the Compensation Committee will increase an NEO’s base salary when individual performance, job scope, role change or market compensation data indicate that an increase is warranted.

With regard to our NEOs’ base salaries for 2024:

•	Mr. Steinmeier’s base salary increased from $600,000 to $625,000 as part of the Compensation Committee’s annual review process, and subsequently increased from $625,000 to $900,000 following his appointment as chief executive officer;

•	Mr. Audette’s base salary increased from $630,000 to $750,000 following his appointment as president and chief financial officer;

•	Mr. Enyedi’s base salary increased from $500,000 to $525,000;

•	The base salaries of Mr. Gates and Ms. Brown were unchanged from 2023 at $550,000 and $500,000, respectively; and

•	Mr. Arnold’s base salary, until his termination of employment on October 1, 2024, was unchanged from 2023.

In increasing our NEOs’ base salaries, including in connection with the Executive Officer Transitions, the Compensation Committee considered the competitiveness and mix of each executive’s total compensation opportunity based on benchmarking data prepared by the Compensation

42 | 2025 Proxy Statement

Consultant. This benchmarking data included compensation data for comparable roles at relevant peer companies and other survey data, as described further in the “Benchmarking” section (“Benchmarking Data”). In each case, the Compensation Committee’s determination to increase the NEO’s base salary and its determination of the magnitude of such increase were made to more closely align such salary level with market levels on the basis of the Benchmarking Data and in consultation with the Compensation Consultant.

The 2024 salary compensation for all of our NEOs appears in the Summary Compensation Table that follows this CD&A.

Annual Cash Bonus Awards

We provide annual cash bonus awards in order to tie a significant portion of the overall cash compensation of our senior executives, including our NEOs, to the achievement of annually established, key short-term corporate objectives and financial goals of the Company. See “Bonus Pool Funding Framework” and “2024 Business Goals Performance Evaluation” below for a description of these objectives and goals and our 2024 performance against them. The Compensation Committee believes that our NEOs, as key members of the Company’s leadership team, share responsibility for supporting the corporate and financial goals and performance of the Company.

At the beginning of 2024, the Compensation Committee established:

•	the target award amounts for each NEO; and

•	a bonus pool funding framework that provided a potential range of bonus pool funding based on the level of achievement of the Company’s 2024 Corporate Goals, which were approved by the Board and consisted of both financial and business goals.

TARGET AWARD AMOUNTS

The Compensation Committee sets individual target award amounts for each of our executive officers, including our NEOs, by taking into account the Benchmarking Data, the nature of their role and their potential contribution to the execution of the Company’s overall performance goals, rather than focusing only on their individual business unit or function.

BONUS POOL FUNDING FRAMEWORK

In establishing the 2024 bonus pool funding framework at the beginning of 2024, the Compensation Committee maintained the same general approach to assessing corporate performance that it has used since 2018. In this approach, bonus pool funding is determined by the Compensation Committee based on the Company’s achievement of pre-established financial and business goals (the “2024 Financial Performance Goals” and “2024 Business Goals,” respectively), with the Compensation Committee reserving limited discretion to adjust funding based on its assessments of key drivers of the Company’s performance.

The Compensation Committee assessed the Company’s 2024 Financial Performance Goals based on metrics approved by the Board of Directors at the beginning of the year. Consistent with its historical practice, the Compensation Committee selected Incentive EBITDA as the primary metric to evaluate the 2024 Financial Performance Goals. Incentive EBITDA is a non-GAAP financial measure that is described under “Non-GAAP Financial Measures” in Appendix A. In addition, the Compensation Committee again selected relative TSR as a secondary metric to evaluate the Company’s 2024 Financial Performance Goals, and determined that the Company’s TSR for 2024 would be evaluated according to its percentile rank among a comparator group consisting of companies in the (1) Asset Management & Custody Banks and (2) Investment Banking & Brokerage Sub-Industry classifications of the Standard & Poor’s 1500 Capital Markets Industry classification (the “Comparator Group”), the same comparator group used in 2023. In selecting these financial performance metrics, the Compensation Committee believed that Incentive EBITDA continued to serve as a useful metric in assessing the Company’s earnings from operations because it excludes certain items that are not

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 43

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

representative of the performance of the Company’s core business, such as certain acquisitions or integrations during the period. The Compensation Committee introduced relative TSR as a secondary metric in 2021 because it believed it is meaningful for assessing the Company’s financial performance relative to companies facing a similar level of macroeconomic sensitivity.

In addition to financial performance, the Compensation Committee assessed the following three 2024 Business Goals under the bonus pool funding framework, which were also approved by the Board of Directors at the beginning of the year along, with underlying initiatives and quantitative key results:

•	Create unprecedented flexibility to serve every advisor (the “Horizontal Expansion Goal”);

•	Enrich the end-investor experience, expand the breadth and depth of advice and deliver a world-class wealth management platform; and partner in building the perfect business, provide an extraordinary platform and delight advisors the way they delight their clients (collectively, the “Vertical Integration Goal”); and

•	Empower the organization to innovate, collaborate and thrive; and deliver a scalable, secure platform and resilient data foundation (the “Enablers Goal”).

To determine the bonus pool funding for 2024, the Compensation Committee assigned the following baseline weightings, which reflected equal weighting of the achievement of the Company’s 2024 Financial Performance Goals, on the one hand, and 2024 Business Goals, on the other:

Baseline Criteria Weightings

20%
40%
40%
2024 Financial Performance Goals
Committee Discretion
2024 Business Goals (Collectively)

The Compensation Committee assigns baseline criteria weightings assuming performance at target, with the actual amount funded with respect to each component adjusted up or down depending on performance. Target performance as it related collectively to the 2024 Corporate Goals would have yielded a 2024 bonus pool funding of $122 million, subject to the discretion of the Compensation Committee to increase or decrease the bonus pool funding by up to 20%.

Financial Performance Goals (40% baseline weighting). The Compensation Committee established the following baseline weights for the Company’s two financial performance goals:

Goal	Baseline Weight

Incentive EBITDA Goal	30%

Relative TSR Goal	10%

Total Financial Performance	40%

For both financial performance goals, the range of potential bonus pool funding was scaled such that performance above target would yield a payout proportionately greater than the baseline and

44 | 2025 Proxy Statement

performance below target would yield a payout proportionately below the baseline. This approach was intended to ensure that the Company’s 2024 financial performance was a significant component of the overall bonus pool funding determination.

The range of potential bonus pool funding for the Company’s Incentive EBITDA goal is illustrated in the table below:

Percentage of Target	Percent Payout

120%	150%

100%	100%

80%	50%

The Company generated Incentive EBITDA of $2,305 million in 2024, which was 99% of the performance target of $2,340 million. Results were slightly below the performance target due to lower cash balances, as well as higher onboarding costs resulting from recruitment activities that exceeded performance targets. This level of achievement resulted in a funding level below target for this component of the bonus pool funding framework at a 96% payout.

In comparison, the Company generated Incentive EBITDA of $2,170 million in 2023, compared to a performance target of $2,153 million.

The range of potential bonus funding for the Company’s relative TSR goal is illustrated in the table below.

Relative TSR Percentile Rank (based on Comparator Group)	Percent Payout

80th	150%

50th	100%

25th	50%

The Company attained relative TSR in the 44th percentile of the Comparator Group. The results were affected by industry-wide regulatory activity related to cash management programs, which we believe negatively impacted market perceptions of our cash management program. This level of achievement corresponded to an 88% payout, which was below target for this component of the bonus pool funding framework.

The collective level of achievement of the Incentive EBITDA goal and relative TSR goal resulted in a funding level of 38% for the financial performance component of the 2024 bonus pool funding framework, which was two percentage points below its baseline weighting of 40%.

2024 Business Goals (40% baseline weighting). The Compensation Committee established the following weightings for the 2024 Business Goals:

Goal	Baseline Weight

Horizontal Expansion Goal	15%

Vertical Integration Goal	15%

Enablers Goal	10%

Total 2024 Business Goals	40%

The Compensation Committee assigned these weightings to the 2024 Business Goals based on its consideration of the priority elements of the Company’s longer-term strategy. In particular, the Compensation Committee assigned a higher relative weighting to the goals related to expanding the Company’s business and improving client experience.

The Compensation Committee also established a range of bonus funding per goal using the performance rating scale below, with the payout for performance ratings between the levels listed below equal to the average of the payouts between such levels.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 45

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Performance Rating	Percent Payout

Exceeds	150%

Meets	100%

Partially meets	75%

As further described under “2024 Business Goals Performance Evaluation,” the Compensation Committee rated:

•	the Horizontal Expansion Goal as “exceeds;”

•	the Vertical Integration Goal as “meets/partially meets” and

•	the Enablers Goal as “meets.”

The collective level of achievement of the 2024 Business Goals resulted in a funding level of 46% for the 2024 Business Goals component of the 2024 bonus pool funding framework, which was six percentage points above its baseline weighting of 40%.

Committee Discretion (20% baseline weighting). In establishing the bonus pool funding framework in February 2024, the Compensation Committee discussed the appropriate level of discretion, if any, to be retained by the Compensation Committee to adjust bonus pool funding up or down based on its assessments of key drivers of performance and other considerations not reflected in the 2024 Corporate Goals. Consistent with practice in prior years, the 2024 bonus pool funding framework enabled the Committee to take into account the following considerations in assessing the achievement of the Company’s financial performance and its business goals:

•	macroeconomic environment;

•	regulatory impacts;

•	quality of financial results;

•	competitive intensity;

•	degree of difficulty in goal achievement;

•	strategic expansion; and

•	development of new capabilities.

For 2024, the collective level of achievement of the Company’s financial and business goals yielded a total bonus pool funding of approximately $126 million. The Compensation Committee declined to exercise its discretion to increase or decrease the level of 2024 bonus pool funding. This $126 million bonus pool funding was 5.5% of Incentive EBITDA in 2024, compared to bonus pool funding that was 5.3% of Incentive EBITDA in 2023. Bonuses to our NEOs, other executive officers and other employees of the Company were paid from this pool.

46 | 2025 Proxy Statement

2024 BUSINESS GOALS PERFORMANCE EVALUATION

At the beginning of 2024, our Board determined, with the input of the Company’s then chief executive officer, the 2024 Business Goals described above. As further discussed below, the Compensation Committee determined that the collective level of achievement of the 2024 Business Goals exceeded target.

2024 Business Goals	2024 Performance Commentary

Horizontal Expansion Goal: Create unprecedented flexibility to serve every advisor	Exceeds Target. Outperformance in new store sales resulted in an above-target organic growth rate of 11%. Recruited assets of $149 billion exceeded target, driven by outperformance in core advisor recruiting.

Vertical Integration Goal: Enrich the end-investor experience, expand the breadth and depth of advice and deliver a world-class wealth management platform; and partner in building the perfect business, provide an extraordinary platform and delight advisors the way they delight their clients

Meets / Partially Meets Target. Met same store sales target and delivered several experience improvements that helped advisors drive digital engagement from end-investors. Attrition exceeded target as a result of the separation of misaligned large enterprises, and advisor net promoter scores were below target, due in part to technology stability issues.

Enablers Goal: Empower the organization to innovate, collaborate and thrive; and deliver a scalable, secure platform and resilient data foundation	Meets Target. The Company’s annual employee engagement survey showed that engagement held steady as benchmark companies’ scores eroded. Top talent retention exceeded target, while technology stability was below target due to external events.

As we look forward to 2025, the Board has committed our management team to business goal categories that are based on the Company’s strategy and related to our growth, advisor service offerings and advisor lifecycle solutions.

INDIVIDUAL CASH BONUS AWARD DETERMINATIONS

The Compensation Committee evaluates each NEO’s contribution to the Company’s overall performance, as well as the NEO’s individual performance with respect to Company goals under the bonus program. In determining whether and to what extent bonuses are paid, the Compensation Committee takes into account discussions with management and the Compensation Consultant. The Compensation Committee also reviews management’s proposed framework for distribution of the annual bonus pool by job level, which is designed to scale bonus payouts for senior executives up or down based on Company performance to a greater extent than other employees’ bonuses are scaled up or down. As a result, bonus payout percentage in 2024 for job levels of managing director and above, which includes our NEOs, was designed to be higher than our bonus pool funding percentage overall. For additional information, including the assessment process for our chief executive officer, please see “How Compensation Decisions Were Made” in the CD&A.

The Compensation Committee has discretion to pay bonuses above or below the established targets based upon its assessment of each NEO’s contributions, performance and potential, and other considerations such as internal pay equity.

Our chief financial officer provided updates on the Company’s actual performance compared to the 2024 Corporate Goals at each quarterly meeting of the Compensation Committee, and he also presented updates at a meeting of the Compensation Committee in January 2025. In February 2025, the Compensation Committee reviewed the individual performance in 2024 of each of our NEOs, including their respective contributions to the Company’s overall performance against the 2024 Corporate Goals. The Compensation Consultant participated in each of the meetings.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 47

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Based primarily on these assessments, the Compensation Committee awarded annual cash bonuses to Messrs. Steinmeier, Audette, Enyedi and Gates and Ms. Brown above their respective target award amounts for 2024. In making its individual determinations, the Compensation Committee considered the collective level of achievement of the Company’s financial and business goals and each such NEO’s individual performance, including against applicable 2024 Corporate Goals as follows:

•	Mr. Steinmeier’s leadership following his appointment as CEO, in particular with respect to guiding the Company, its leadership team and its stakeholders through the Executive Officer Transitions while preserving key strategic, operational and business results;

•	Mr. Audette’s leadership of the execution of the Company’s strategy while driving business performance focused on sustainable, long-term growth, as well as progression in the efficacy and experience of the Company’s client operations, risk, compliance and service and supervision functions;

•	Ms. Brown’s elevation of our legal and government relations capabilities focused on efficiency and strategic growth, streamlining operations, integrating advanced technologies, enhancing advocacy and supporting strategic oversight of commercial, regulatory and litigation matters;

•	Mr. Enyedi’s advancement of the Company’s service execution and supervision operations, digital solutions, customer contact center, and talent and integration strategies, as well as his success engaging the Company’s clients and employees; and

•	Mr. Gates’s progress modernizing our operating platform, in particular with respect to its resiliency and scalability, and his success driving operational efficiencies, enabling client independence through integrated technology and customized experiences, and developing our technology as a competitive differentiator for the Company and its clients.

The table and chart below show the target annual cash bonus award opportunity established for each of our NEOs. For our NEOs other than Messrs. Steinmeier and Audette, the target award and target award as a percentage of salary was established at the beginning of 2024. For Messrs. Steinmeier and Audette, the target award and target award as a percentage of salary is prorated based on the targets established at the beginning of 2024 and the targets established in October 2024 in connection with the Executive Officer Transitions, which reflect the Compensation Committee’s consideration of their responsibilities, tenure, performance and role changes, together with the Benchmarking Data. Also shown are the actual cash bonuses awarded to each of our NEOs for 2024 (paid on March 7, 2025), as determined by the Compensation Committee.

Named Executive Officer	Target Award	Target Award as a Percentage of Base Salary(1)	Cash Bonus Awarded	Cash Bonus Awarded as a Percentage of Base Salary	Cash Bonus Awarded as a Percentage of Target Award

Richard Steinmeier(2)(3)	$1,751,548	259%	$2,000,000	296%	114%

Matthew Audette(3)(4)	$1,405,000	215%	$1,600,000	245%	114%

Althea Brown	$850,000	170%	$969,000	194%	114%

Matthew Enyedi	$866,250	165%	$955,000	182%	110%

Greg Gates	$1,320,000	240%	$1,500,000	273%	114%

Dan H. Arnold(5)	$3,325,000	350%	$—	—%	—%

(1)

Target awards as a percentage of base salary for 2024 increased from 225%, 185%, 130% and 220%, respectively for Messrs. Steinmeier, Audette, Enyedi and Gates compared to 2023. Ms. Brown’s target award as a percentage of base salary was unchanged from 2023.

(2)

Mr. Steinmeier’s target award as a percentage of base salary effective October 21, 2024, subsequent to the Executive Officer Transitions, was 300%, or $2,700,000, and his target award as a percentage of base salary before October 21, 2024 was 245% of base salary, or $1,531,250.

(3)

For Messrs. Steinmeier and Audette, the target award amounts and the target awards as a percentage of base salary were prorated based on the base salaries earned and target awards as a percentage of base salary in effect for the time served in their respective roles before and after the Executive Officer Transitions.

(4)

Mr. Audette’s target award as a percentage of base salary effective October 21, 2024, subsequent to the Executive Officer Transitions, was 250% of Base Salary, or $1,875,000, and his target award as a percentage of base salary from February 12, 2024 until October 21, 2024 was 205% of Base Salary, or $1,291,500.

48 | 2025 Proxy Statement

(5)	Mr. Arnold’s employment was terminated on October 1, 2024. He did not receive a cash bonus award for 2024. Please see “Executive Officer Transitions,” above, for additional information.

Annual Cash Bonus Awards

($ in thousands)

Long-Term Equity Incentive Awards

The purposes of our LTI program are to promote the achievement of corporate goals that drive long-term stockholder value, to align the interests of our executive officers and other key employees with those of our stakeholders and hire and retain the best talent in the financial services industry.

At the beginning of each year, the Compensation Committee establishes annual LTI award targets for executive officers, including our NEOs, after reviewing the recommendations of our chief executive officer (other than for himself) and additional information, including Benchmarking Data. Annual target award amounts are based on each executive’s position, including job responsibilities, and base salary, after consideration of Benchmarking Data and prior awards to the executive.

After the conclusion of the year, the Compensation Committee determines the actual amounts of the LTI award to be granted to each of our NEOs. Because the value of the LTI awards depends on the Company’s longer-term performance, LTI awards are an element of our executive retention and long-term value creation strategy. In determining the LTI award amounts, the Compensation Committee takes into account discussions with management and the Compensation Consultant, and an NEO’s actual LTI award may vary from the target amount previously established for that executive by the Compensation Committee.

In accordance with SEC rules, the equity awards shown in our Summary Compensation Table and Grants of Plan-Based Awards Table reflect LTI awards that were granted during the 2024 calendar year. Accordingly, the awards shown in such tables include the LTI awards granted in February 2024 to each of our NEOs, which we describe below, but do not include the LTI awards granted in February 2025, which we also describe below.

LTI AWARDS GRANTED IN 2024

In February 2024, the Compensation Committee approved annual equity grants to our NEOs. These awards were based on each NEO’s applicable 2023 LTI award target, as well as their individual performance during 2023 and over time, leadership responsibilities and potential, as well as retention considerations.

The annual equity grant in 2024 to Mr. Arnold, our former chief executive officer, consisted of 70% PSUs and 30% time-based RSUs, and annual equity grants to Messrs. Steinmeier, Audette, Enyedi and Gates and Ms. Brown consisted of 60% PSUs and 40% RSUs (such percentages in each case determined based on grant date value, assuming target performance for PSUs). We believe that this blended approach provides appropriate incentives for long-term stockholder value creation while also serving as a retention tool for the Company. We also believe that the use of PSUs aligns with our pay-for-performance principles and puts appropriate focus on long-term alignment and pay relative both to market peers and stockholder returns.

2024 Performance Stock Unit Awards. The PSUs granted in 2024 are eligible to become earned PSUs based on the Company’s TSR relative to the Comparator Group over a three-year performance

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 49

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

period ending on February 14, 2027 (the “Performance Period”). The number of earned PSUs is based on the percentile ranking of the Company’s TSR within the Comparator Group’s TSR results. For the PSUs granted in 2024, the Compensation Committee continued to use the Comparator Group described above under “Bonus Pool Funding Framework.”

Based on the Company’s relative performance, the number of earned PSUs can range between 0% (below threshold) and 200% (maximum) of the target award as shown below:

Performance Level	3-Year Relative TSR Percentile Rank (based on Comparator Group)	Common Shares Earned (as a % of Target)

Maximum	80th	200%

Target	50th	100%

Threshold	25th	50%

Below Threshold	Below 25th	0%

If the TSR Percentile Rank is greater than the 25th but less than the 80th percentile, the number of earned PSUs will be interpolated on a straight-line basis between performance levels. The beginning and ending share price for TSR calculations will be based on the average closing price of our Common Stock for the trailing 30 consecutive trading days including each of the beginning and end dates of the Performance Period. Earned PSUs become vested on the later of the third anniversary of the grant date and the date on which the Compensation Committee certifies achievement of the performance criteria associated with the award. The number of earned PSUs is capped at 100% of the target award if the Company’s TSR is negative over the Performance Period.

In granting PSUs in 2024, the Compensation Committee calculated the number of shares underlying each award using a price per share equal to the average closing price of our Common Stock for the trailing 30 consecutive trading days including the grant date. This approach was intended to mitigate the effect of stock price volatility.

2024 Restricted Stock Unit Awards. Each RSU granted in 2024 entitles the grantee to receive one share of our Common Stock upon vesting. RSUs granted to our NEOs vest over time in three equal annual installments. In granting RSUs in 2024, the Compensation Committee calculated the number of shares underlying each award using a price per share equal to the average closing price of our Common Stock for the trailing 30 consecutive trading days including the grant date, consistent with the approach for PSUs.

LTI AWARDS GRANTED IN 2025

In January 2025 the Compensation Committee revised its approach to LTI for our executive officers, including our NEOs. Previously, the Compensation Committee developed LTI award targets for each executive at the beginning of the year preceding their grant. At the beginning of the following year, the Compensation Committee would meet with the chief executive officer and the chief human resources officer to discuss each executive’s LTI award target in the context of, among other things, their performance in the preceding year. Based on these discussions, the Compensation Committee would award LTI to executives in amounts below, at or above the target it had previously established.

Under the revised approach, this two-step process is eliminated. In February 2025 our chief executive officer and chief human resources officer met with the Compensation Committee and discussed each NEO’s leadership responsibilities and potential, as well as retention considerations (with the chief executive officer and the chief human resources officer absent during discussions about them). The Compensation Consultant participated in this meeting. Based on the discussions in this meeting, the Compensation Committee approved grants of LTI awards to each NEO, taking into account their position, responsibilities and base salary; Benchmarking Data; the recommendations of the chief executive officer (other than for himself) and that of the Compensation Consultant; and their potential contributions to the execution of the Company’s overall performance goals.

50 | 2025 Proxy Statement

The revised approach eliminates the two-step, backward-looking approach in which LTI awards were influenced by individual performance in the year preceding the year in which the resulting awards were granted. Instead, it applies a single-step, forward-looking approach in which LTI awards are granted at the beginning of the year to which they are associated.

The table and chart below show the LTI awards granted to each of our NEOs in February 2025, in each case as determined by the Compensation Committee:

Named Executive Officer	2025 Annual Base Salary		LTI as % of Base Salary(1)	LTI $ Granted(2)

Richard Steinmeier	$900,000	(3)	933%	$8,400,000	(3)

Matthew Audette	$750,000	(3)	717%	$5,375,000	(3)

Althea Brown	$500,000		230%	$1,150,000

Matthew Enyedi	$600,000		250%	$1,500,000

Greg Gates	$600,000		325%	$1,950,000

Dan A. Arnold(4)	$—		—%	$—

(1)

LTI Award Grant levels for 2025 increased from 2024 levels of 295%, 270%, 235% and 300%, respectively for Messrs. Steinmeier, Audette, Enyedi and Gates. Ms. Brown’s LTI Award Grant level was unchanged from 2024. Base Salary and LTI Awards as approved by the Compensation Committee in February 2025, unless otherwise noted.

(2)

These LTI awards were granted on February 25, 2025. The number of shares underlying each award was calculated using a price per share equal to the average closing price of our Common Stock for the trailing 30 consecutive trading days including the grant date. Mr. Steinmeier received 70% of his LTI award as PSUs and 30% as RSUs. The other NEOs received 60% of their awards as PSUs and 40% as RSUs. PSUs are eligible to become earned and vested based on the achievement of relative TSR performance criteria over a three-year period, as described above. RSUs are scheduled to vest in equal annual installments over a three-year period.

(3)	Reflects amount effective after the Executive Officer Transitions.

(4)	Mr. Arnold’s employment was terminated on October 1, 2024. He did not receive an LTI award in 2025.

2025 Long-Term Incentive Awards

($ in thousands)

For the PSUs granted in 2025, the Comparator Group, payout range and performance period length remained the same as the PSUs granted in 2024. The performance period for the PSUs granted in 2025 began on February 15, 2025 and will end on February 14, 2028.

Because the NEO LTI awards described in the table above were granted in 2025, they are not reflected in our Summary Compensation Table or Grants of Plan-Based Awards Table.

PAYOUT OF 2022 PSUS

In February 2022, the Compensation Committee granted PSUs with terms substantially similar to the 2025 PSUs described above. Each of Messrs. Steinmeier, Audette, Enyedi and Gates received an award of PSUs in 2022, the Performance Period for which ended on February 14, 2025. The Company’s TSR during this Performance Period was 105% and ranked above the 80th percentile of the Comparator Group, which resulted in a number of earned PSUs of 200% of the target award for each of Messrs. Steinmeier, Audette, Enyedi and Gates. The earned PSUs vested on February 25, 2025. Mr. Arnold also received such an award, which was forfeited on his employment termination.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 51

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

EFFECT OF TERMINATION OF EMPLOYMENT AND RETIREMENT ON EQUITY AWARDS

Unvested stock options, RSUs and PSUs generally are forfeited if an NEO voluntarily leaves the Company other than upon Retirement (defined below). In the event of Retirement, stock options and RSUs granted before 2023 will become fully vested, and RSUs granted in 2023 or after will remain outstanding and continue to vest according to their original vesting schedule, subject to the terms of the underlying award agreement and compliance with applicable non-competition and other restrictive covenants. Stock options will generally remain exercisable for a period of two years following Retirement and, except in the case of a Designated Retirement (as defined below), PSUs will generally remain outstanding and eligible to become earned PSUs based on relative TSR performance at the end of the performance period but credited on a pro rata basis (based on the number of days that have elapsed between the start of the applicable performance period associated with such award and the retirement date). “Retirement” means the termination of employment other than for cause following either:

•	attainment of age 65 and completion of five years of continuous service with the Company; or

•	attainment of age 55 and completion of ten years of continuous service with the Company.

In the event of a Designated Retirement (defined below), PSUs granted in 2024 or after will generally remain outstanding and eligible to become earned PSUs based on the PSU relative TSR performance at the end of the performance period but will not be subject to the proration described above. “Designated Retirement” means the termination of employment other than for cause following the attainment of age 60 and completion of ten years of continuous service with the Company.

No NEO was retirement-eligible or qualified for Designated Retirement as of December 31, 2024.

Additional Compensation Elements

SEVERANCE AND CHANGE-IN-CONTROL BENEFITS

Our Executive Severance Plan enables us to offer protection to our NEOs in the event their employment with us is involuntarily terminated by the Company or is terminated for good reason by the executive (each, a “qualifying termination”). We believe that providing these benefits helps us compete for executive talent and may help us retain current key employees. All of our NEOs are eligible for severance benefits under the Executive Severance Plan. For more information please refer to the discussion under “Potential Payments upon Termination or Change-in-Control for the Year Ended December 31, 2024.”

EXECUTIVE PERQUISITES

Executive perquisites are not a core component of our executive compensation program. However, we offer an executive health and wellness program as well as an executive financial services policy, pursuant to which our NEOs are eligible to receive annual reimbursement of up to $15,000 for qualifying personal financial planning services. These programs are taxable to the participants, and the Company does not provide an associated tax gross-up as part of these programs. We also have an executive relocation policy pursuant to which the Company pays or reimburses certain expenses incurred by an executive in connection with a work-related relocation, and provides tax gross-up payments to the extent such payments or reimbursements are considered taxable income to the executive. In 2024, Mr. Audette and Ms. Brown received benefits under this policy, as set forth in the “All Other Compensation” column of the Summary Compensation Table.

OTHER COMPENSATION COMPONENTS

401(k) Plan. We maintain a retirement savings plan (the “401(k) Plan”), for the benefit of all eligible employees, including our NEOs. Under the terms of the 401(k) Plan, employees may elect to make pre-tax 401(k) and Roth 401(k) contributions up to the statutorily prescribed limit. We provide a match in an amount equal to 75% of an employee’s elective deferral up to 8% of his or her eligible compensation on a pay period basis after six months of service. Employees may also elect to make

52 | 2025 Proxy Statement

after-tax contributions of up to $20,000 per year. After-tax contributions are not matched. We provide this benefit to all of our eligible employees, and it is provided to our NEOs on the same basis as all other eligible employees.

Nonqualified Deferred Compensation. In 2024, Messrs. Arnold, Audette and Enyedi were participants in our Executive Nonqualified Excess Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan allows a select group of highly compensated or management employees to defer up to 100% of their current compensation, which includes for this purpose base salary, service bonus, performance-based compensation and commissions. Distributions of deferred amounts may be made only upon a qualifying distribution event. At the time a participant makes an election to defer compensation under the Deferred Compensation Plan, the participant may choose, with respect to each potential qualifying distribution event, to receive amounts in either a lump sum or in equal annual installments over a number of years (but not to exceed five years for fixed date elections or ten years for separation from service elections). Deferred amounts are credited with an investment return determined as if the amounts were invested in one or more investment funds made available by the Deferred Compensation Plan and selected by a participant. The amounts of compensation Messrs. Audette and Enyedi elected to defer under the Deferred Compensation Plan in 2024 are described in the table titled “Nonqualified Deferred Compensation for the Year Ended December 31, 2024.”

The chart below shows the total 2024 compensation paid or granted to our NEOs, by component, including the value of each NEO’s LTI award that was granted in February 2025 as described above under “LTI Awards Granted in 2025,” but excluding the value of the NEO’s LTI award that was granted in February 2024 in respect of services performed in 2023. The chart also excludes the value of options held by Mr. Arnold that were modified in connection with the Settlement Agreement, as described in “Executive Officer Transitions” above.

NEO Compensation Mix

($ in thousands)

$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Steinmeier
Audette
Brown
Enyedi
Gates
Arnold
Base Salary
Long-Term Incentives
Annual Cash Bonus Awards
Other

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 53

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

How Compensation Decisions Were Made

ROLE OF COMPENSATION COMMITTEE

The Compensation Committee is composed entirely of directors who meet the Nasdaq standards for independence, including the heightened standards applicable to compensation committee members. The Compensation Committee is responsible for establishing our human resources policies, including our compensation philosophy and principles, and overseeing our executive compensation policies and program. The Compensation Committee reviews and gives final approval of the total compensation payable to each of our NEOs, as well as the structure and implementation of the Company’s overall compensation programs. In establishing total target compensation levels for our NEOs, the Compensation Committee, with input from the Compensation Consultant, determines the ranges of market compensation that it believes will enable us to effectively compete for and retain high-performing, qualified executives. The Compensation Committee’s charter sets forth its responsibilities.

CEO ASSESSMENT PROCESS

At the beginning of each year, our chief executive officer sets and reviews with the Board his priorities for the year based on the corporate goals approved by our Board and additional feedback from our non-employee directors. For 2024, prior to the termination of his employment by the Company, Mr. Arnold’s priorities related to leadership of the Company’s strategic direction, cultural evolution and efficacy in execution in operations and commercial results, talent strategy among organization leadership, as well as personal development goals related to his position as chief executive officer. Following his appointment as CEO, Mr. Steinmeier’s goals for 2024 were focused on establishing a revised strategic direction for the firm, promoting the transformation of corporate values and guiding the Company’s leadership team, employees, clients and other stakeholders through the Executive Officer Transitions.

At the end of each year, the Compensation Committee requests that our chief executive officer prepare a written self-evaluation of performance against the year’s corporate goals and CEO priorities. The chair of the Compensation Committee distributes the completed self-evaluation to each non-employee director, who completes an assessment of the chief executive officer’s performance relative to these priorities.

Our chief human resources officer provides a summary of the results of the assessments to each of the non-employee directors, including the members of the Compensation Committee, who consider the chief executive officer’s self-evaluation and the results of the non-employee directors’ assessments in evaluating the chief executive officer’s performance for the year. The materials are also discussed by the Board in an executive session led by the chair of the Compensation Committee and, after such discussion, feedback and compensation decisions are provided to the chief executive officer by the chair of the Compensation Committee and the chair of the Board.

ROLE OF EXECUTIVE OFFICERS

Prior to the beginning of each year, our executive officers develop the corporate goals that they believe should be achieved for the Company to be successful, which are approved by the Board and used by the Compensation Committee for the purpose of establishing how executive performance will be assessed for compensation-setting purposes. These corporate goals are derived largely from the Company’s annual financial and strategic planning sessions, and are prioritized and aligned with the Company’s long-term strategic plan. The corporate goals include both quantitative financial and operating metrics and operational deliverables and goals. The chief financial officer provides quarterly reports to the Compensation Committee assessing the Company’s performance against the annual corporate goals.

Our chief executive officer annually reviews the individual performance of each of his direct reports, including the other NEOs, and provides the Compensation Committee with evaluations of each such direct report as well as recommendations regarding such person’s base salary level, annual cash

54 | 2025 Proxy Statement

bonus and annual LTI award. Our chief human resources officer also attends Compensation Committee meetings and assists the Compensation Committee and the chief executive officer in recommending the final compensation levels for our NEOs and other executive officers (other than herself). Both the chief executive officer and the chief human resources officer leave the meetings during discussions of compensation actions affecting them personally.

ROLE OF COMPENSATION CONSULTANT

The Compensation Committee has the authority to engage its own advisors to assist it in carrying out its responsibilities. The Compensation Committee engaged the Compensation Consultant to advise it on compensation matters and provide experiential guidance on what is considered fair and competitive practice in our industry, primarily with respect to the compensation of our executive officers, and also with respect to director compensation.

In 2024, the Compensation Consultant worked directly with the Compensation Committee to develop recommendations for compensation levels for our executive officers and non-employee directors. In addition, the Compensation Consultant provided data and other information regarding competitive compensation programs and policies, as well as information concerning compensation plan design and regulatory developments. The Compensation Consultant also assisted in the annual review of our peer group, as discussed in “Benchmarking.” Finally, the Compensation Consultant conducted a risk assessment of the Company’s executive compensation policies and practices.

The Compensation Committee has assessed the independence of the Compensation Consultant pursuant to SEC rules and has determined that the work provided by the Compensation Consultant did not raise a conflict of interest.

BENCHMARKING

We believe that a competitive pay package is a critical tool in our efforts to attract and retain qualified executives. The Compensation Committee’s goal is to ensure that we continue to measure our compensation practices against organizations that compete with us for key executives, that are considered important benchmarks in our industry and that are comparable in size and scope to our business.

During 2024, the Compensation Committee engaged the Compensation Consultant to prepare analyses to benchmark and assess our overall compensation program and practices against marketplace standards. The Compensation Committee’s purpose in requesting these analyses was to be provided with a general market perspective on executive officer and director pay levels and compensation design practices, and to ensure that the Company’s practices are competitive with our peers. Although the Compensation Committee believes the analyses provide a representative view of the market in which the Company competes for talent, the analyses are among several considerations used by the Compensation Committee in assessing executive and director compensation.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 55

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Working with the Compensation Consultant, the Compensation Committee reviewed 2024 total target compensation for Messrs. Arnold and Audette against the compensation levels of chief executive officers and chief financial officers of companies within our peer group, respectively, and for Messrs. Enyedi, Gates and Steinmeier and Ms. Brown against the compensation levels from Equilar’s Executive Compensation survey covering financial services and investment services companies. In the case of Messrs. Gates and Steinmeier and Ms. Brown, the Compensation Committee also considered as supplemental data compensation levels of named executive officers other than chief executive officers and chief financial officers of companies within our peer group. The companies within our peer group used in the review of 2023 year-end compensation decision-making and in setting 2024 total target compensation consisted of:

•	Ameriprise Financial, Inc. (AMP)

•	Bread Financial Holdings, Inc. (BFH)

•	Broadridge Financial Solutions, Inc. (BR)

•	Franklin Resources, Inc. (BEN)

•	Interactive Brokers Group, Inc. (IBKR)

•	Invesco Ltd. (IVZ)

•	Nasdaq, Inc. (NDAQ)
•	Northern Trust Corp. (NTRS)

•	Raymond James Financial, Inc. (RJF)

•	SEI Investments Company (SEIC)

•	SS&C Technologies Holdings, Inc. (SSNC)

•	Stifel Financial Corp. (SF)

•	The Charles Schwab Corporation (SCHW)

•	The Western Union Company (WU)

The chart below compares the 2023 revenues for and market capitalizations as of December 31, 2023 of the Company and the median of the peer group described immediately above:

(In Billions)	Revenue	Market Capitalization

Peer Group (Median)	$5.9	$14.9

LPL Financial Holdings Inc.	$10.1	$17.2

In 2024, with the assistance of the Compensation Consultant, the Compensation Committee conducted a focused review of the size and composition of the Company’s peer group in order to assist with 2024 year-end compensation decision-making and the review of 2025 total target compensation. In particular, the Compensation Committee considered the continued appropriateness of the peer companies and additional candidate companies for potential inclusion in the peer group, particularly in light of the Company’s talent acquisition strategies, which continuously evolve in response to market dynamics. Following this assessment, the Compensation Committee determined to amend the group by:

•	removing Bread Financial Holdings, Inc., SEI Investments Company and The Western Union Company; and

•	adding Bank of New York Mellon Corporation, Fidelity National Information Services, Inc., State Street Corporation and T. Rowe Price Group, Inc.

In making these determinations, the Compensation Committee considered, among other things, the Company’s increased revenue and market capitalization and current product and service offerings.

56 | 2025 Proxy Statement

As a result, the companies within our peer group used for 2024 year-end compensation decision-making and in the review of 2025 total target compensation consisted of:

•	Ameriprise Financial, Inc. (AMP)

•	Bank of New York Mellon Corporation (BK)

•	Broadridge Financial Solutions, Inc. (BR)

•	Fidelity National Information Services, Inc. (FIS)

•	Franklin Resources, Inc. (BEN)

•	Interactive Brokers Group, Inc. (IBKR)

•	Invesco Ltd. (IVZ)

•	Nasdaq, Inc. (NDAQ)
•	Northern Trust Corp. (NTRS)

•	Raymond James Financial, Inc. (RJF)

•	SS&C Technologies Holdings, Inc. (SSNC)

•	State Street Corporation (STT)

•	Stifel Financial Corp. (SF)

•	T. Rowe Price Group, Inc. (TROW)

•	The Charles Schwab Corporation (SCHW)

The chart below compares the 2024 revenues for and market capitalization as of December 31, 2024 of the Company and the median of the revised peer group described immediately above:

(In Billions)	Revenue	Market Capitalization

Peer Group (Median)	$8.3	$26.4

LPL Financial Holdings Inc.	$12.4	$24.4

In consultation with the Compensation Consultant, the Compensation Committee reviewed the compensation levels of chief executive officers, presidents and chief financial officers of the revised peer group as part of its decision-making process with respect to the total target compensation for Messrs. Steinmeier and Audette in connection with the Executive Officer Transitions.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 57

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Compensation Policies and Practices

NO EMPLOYMENT AGREEMENTS

We do not have individual employment agreements with any of our executive officers, including our NEOs, although we have a practice of entering into offer letters with new executive officers that generally lay out the expected terms and conditions of their employment. Our executives serve at the will of the Board, and their rights to severance benefits following a termination of employment, if any, are determined under our Executive Severance Plan, which applies uniformly to executives at the managing director level and above.

EXECUTIVE SEVERANCE PLAN

Under our Executive Severance Plan, participants who experience a qualifying termination of employment are eligible to receive continued payment of base salary for one year, an amount equal to the most recent annual bonus paid or payable to the executive and a subsidy of COBRA continuation benefits for one year.

Additional benefits, including possible accelerated vesting of equity-based awards, are described elsewhere in this proxy statement under “Potential Payments upon Termination or Change-in-Control for the Year Ended December 31, 2024.”

EQUITY OWNERSHIP GUIDELINES

We have adopted equity ownership guidelines to support the alignment of the interests of our executive officers with the interests of our stockholders. Each executive at the managing director level and above (which includes our NEOs) is required to achieve and maintain ownership of our Common Stock at a threshold equal to three times his or her base salary, while our chief executive officer is required to achieve and maintain a threshold equal to six times his base salary. Generally, executive officers have five years from the time they become an executive officer to meet the minimum ownership requirements. The value of unvested RSUs, as well as all outstanding shares, held by the executive count for purposes of satisfying the minimum ownership requirement. Stock options and unvested PSUs do not count. Our equity ownership guidelines may be found on our website at www.lpl.com.

Each of our NEOs who was employed with the Company on March 24, 2025 satisfied the minimum ownership requirement as of such date. Under the equity ownership guidelines, an NEO is not required to purchase additional shares to satisfy the ownership requirement in the event of a decline in the Company’s stock price, but the NEO is generally prohibited from selling or transferring shares (with limited exceptions) until the minimum ownership requirement has been achieved, except as otherwise determined by the Compensation Committee.

ANTI-HEDGING AND ANTI-PLEDGING POLICY

We believe that hedging transactions may permit executives to own Company securities obtained through our executive compensation program or otherwise without the full risks and rewards of ownership. When that occurs, an executive may no longer have the same interests as the Company’s other stockholders. As a result, we have adopted a policy, included within our Insider Trading Policy and applicable to all employees, officers, directors and consultants of the Company, which prohibits short sales, hedging or engaging in monetization transactions, including through the use of put and call options, collars, exchange funds, prepaid variable forwards and equity swaps. The policy also prohibits holding Company securities in a margin account or pledging Company securities as collateral for a loan, because a margin or foreclosure sale may occur when an executive is aware of material nonpublic information or otherwise not permitted to trade in Common Stock.

58 | 2025 Proxy Statement

INSIDER TRADING POLICY AND PROCEDURES
We have an insider trading policy governing the transactions of securities by our employees, officers, directors and consultants, which we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as the exchange listing standards applicable to us. We have also implemented processes for the Company that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and the exchange listing standards applicable to us. A copy of the Company’s Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report.
RULE
10b5-1
PLAN POLICY
We have adopted a policy (the
“10b5-1
Policy”) for all executive officers and directors of the Company who adopt Rule
10b5-1
plans for trading in Company securities. The
10b5-1
Policy is designed to prevent inadvertent violations of the federal securities laws when implementing Rule
10b5-1
plans.
CLAWBACK POLICIES
We have adopted a clawback policy aligned with the SEC’s rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The policy requires current and former executive officers of the Company to return erroneously awarded incentive-based compensation in the event the Company is required to restate its financial statements due to material noncompliance with financial reporting requirements under federal securities laws. Under the policy, incentive-based compensation includes any cash or equity compensation based on the attainment of a financial reporting measure, including stock price and total shareholder return. If the amount of the incentive-based compensation received by a covered executive during the three completed fiscal years preceding the date the Company is required to restate its financial statements would have been lower based on the restated financial results, the Compensation Committee will seek recovery from the covered executive of the excess amount in accordance with the policy.
In addition, we have adopted a supplemental compensation clawback policy that allows the Compensation Committee to recoup cash and both time- and incentive-based equity compensation from executive officers in the event that the executive officer engages in any conduct that would be grounds for termination for “Cause” under the 2021 Plan.
ANNUAL COMPENSATION RISK ASSESSMENT
The Compensation Committee annually reviews our executive compensation policies and practices to ensure that they do not encourage unnecessary and excessive risks. The Compensation Consultant provided a report in connection with the 2024 review, the results of which are discussed elsewhere in this proxy statement under “
Information Regarding Board and Committee Structure—Risk Management and Compensation Policies and Practices
.”
SAY-ON-PAY
FEEDBACK FROM STOCKHOLDERS
In 2023, we held an advisory vote on the frequency with which our NEO compensation program would be submitted to our stockholders for an advisory vote, commonly referred to as a
“say-on-pay”
vote. Our stockholders recommended that
say-on-pay
votes occur every year. Each year, the Compensation Committee considers the results of the prior year’s advisory vote as it reviews and determines the total compensation packages for our NEOs in the current year. We received strong support for our NEO compensation program at our 2024 annual meeting of stockholders, as approximately 97% of the total votes cast on the advisory vote on say-on-pay
voted to approve the proposal.
EQUITY GRANTS
The Compensation Committee does not schedule equity award grant dates in anticipation of the release of material non-public
information, and the Company does not have any plans, programs or practices of timing the release of material non-public
information in order to affect the value of executive compensation. The Company did not grant stock options to our NEOs during 2024.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 59

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Report of the Compensation and Human Resources Committee of the Board of Directors

The following independent directors, who constitute the Compensation Committee, have reviewed the Compensation Discussion and Analysis with our management and recommended that it be included in this proxy statement.

Allison H. Mnookin, Chair Edward C. Bernard H. Paulett Eberhart William F. Glavin, Jr. James S. Putnam
March 25, 2025

60 | 2025 Proxy Statement

Compensation of Named Executive Officers

Except where otherwise noted, the equity awards shown in the Summary Compensation Table and Grants of Plan-Based Awards Table for the fiscal year 2024 were granted in February 2024 in respect of services performed in 2023. Please refer to the Compensation Discussion and Analysis included in last year’s proxy statement for a discussion of these awards. Equity awards that were granted in 2025 do not appear in the Summary Compensation Table or Grants of Plan-Based Awards Table in accordance with SEC rules. Please refer to the Compensation Discussion and Analysis in this proxy statement for a discussion of these awards.

The tables in the following sections of this proxy statement provide information required by the SEC regarding compensation paid to or earned by our NEOs. The footnotes to these tables provide important information to explain the values presented in the tables and are an important part of our disclosures.

Summary Compensation Table

The following table sets forth information for our NEOs concerning the total compensation for the years ended December 31, 2024, 2023 and 2022, as applicable to such NEO (or such shorter period of the NEO’s service):

Named Executive Officer and Principal Position	Year	Salary ($)		Stock Awards ($)(1)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Richard Steinmeier Chief Executive Officer	2024	663,461	(4)	2,022,617				2,000,000	31,805	4,717,883
	2023	592,308		1,381,540				1,675,000	80,518	3,729,366
	2022	540,192		1,440,671				1,300,000	32,751	3,313,614

Matthew Audette President and Chief Financial Officer	2024	648,462	(5)	1,833,037				1,600,000	298,664	4,380,163
	2023	625,385		1,319,013				1,375,000	77,280	3,396,678
	2022	600,000		1,315,344				1,500,000	30,375	3,445,719

Althea Brown Managing Director, Chief Legal Officer and Corporate Secretary	2024	500,000		1,453,533				969,000	34,625	2,957,158

Matthew Enyedi Managing Director, Client Success	2024	521,154	(6)	1,390,166				955,000	34,250	2,900,570
	2023	492,308		1,102,237				785,000	75,510	2,455,055

Greg Gates Managing Director, Chief Technology and Information Officer	2024	550,000		1,807,569				1,500,000	6,600	3,864,169
	2023	524,039		1,435,139	(7)			1,375,000	55,984	3,390,162

Dan H. Arnold Former President and Chief Executive Officer	2024	756,346		13,566,041		12,004,452	(8)	—	21,156	26,347,995
	2023	946,154		11,901,699				4,000,000	89,937	16,937,790
	2022	920,096		8,906,441				3,885,000	38,853	13,750,390

(1)

Represents the aggregate grant date fair value of PSUs and RSUs, in each case computed in accordance with FASB ASC Topic 718 and, in the case of PSUs, based on the probable outcome of the performance conditions associated with such awards on the grant date. The aggregate grant date fair value of RSUs was determined based on the closing price of our Common Stock on the grant date (or, if the grant date was not a trading day, the closing price on the trading day that immediately precedes the grant date), discounted to reflect the absence of dividend rights in connection with such awards. The aggregate grant date fair value of PSUs is estimated using a Monte-Carlo simulation model as of the date of grant. Please see the heading “Share-Based Compensation” in Note 2 — Summary of Significant Accounting Policies, to our consolidated financial

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 61

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

statements filed with our annual reports on Form 10-K for the years ended December 31, 2024, 2023 and 2022. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The table below shows the grant date fair value of PSU awards granted in 2024, 2023 and 2022 assuming target and maximum levels of performance are achieved (amounts under the “Stock Awards” column represent the aggregate grant date fair value of PSUs based on the probable outcome of performance conditions, which for each of 2024, 2023 and 2022 assumed target level of performance was achieved).

	2024		2023		2022
Named Executive Officer	Target ($)	Maximum ($)	Target ($)	Maximum ($)	Target ($)	Maximum ($)

Richard Steinmeier	1,344,101	2,688,202	927,378	1,854,756	969,000	1,938,000

Matthew Audette	1,218,124	2,436,248	885,406	1,770,812	884,664	1,769,328

Althea Brown	965,825	1,931,650	—	—	—	—

Matthew Enyedi	923,833	1,847,666	739,837	1,479,674	—	—

Greg Gates	1,201,258	2,402,516	763,488	1,526,976	—	—

Dan H. Arnold	10,242,015	20,484,030	9,051,931	18,103,862	6,783,740	13,567,481

(2)	Represents the dollar value of annual cash bonus awards earned by each NEO for the relevant year.

(3)	See “All Other Compensation” table below for additional information.

(4)

Mr. Steinmeier received an increase in base salary from $600,000 to $625,000 effective on February 12, 2024 and an increase in base salary from $625,000 to $900,000 effective on October 21, 2024 in connection with his role change to CEO.

(5)	Mr. Audette received an increase in base salary from $630,000 to $750,000 effective on October 21, 2024 in connection with his role change to president and chief financial officer.

(6)	Mr. Enyedi received an increase in base salary from $500,000 to $525,000 effective on February 12, 2024.

(7)	Includes a one-time grant of 1,532 RSUs on June 12, 2023.

(8)

Mr. Arnold was not granted any options in 2024. This amount represents the incremental fair value (determined in accordance with FASB ASC Topic 718) of an accounting modification with respect to the 47,994 vested but unexercised options, originally granted in 2019, that Mr. Arnold was permitted to retain and exercise pursuant to the terms of the Settlement Agreement until December 31, 2024. Please refer to “Executive Officer Transitions” within our Compensation Discussion and Analysis in this proxy statement for more information.

62 | 2025 Proxy Statement

ALL OTHER COMPENSATION

The following table sets forth information for our NEOs concerning All Other Compensation in the table above for the years ended December 31, 2024, 2023 and 2022, as applicable to such NEO:

Named Executive Officer	Year	Taxable Travel and Related Expenses ($)(1)	Reimbursement for Financial Planning Services ($)(2)	Executive Health and Wellness Program ($)(3)	401(k) Employer Match ($)	Other ($)(4)	Total ($)

Richard Steinmeier	2024	—	11,105	—	20,700	—	31,805
	2023	43,137	11,938	4,463	19,800	1,180	80,518
	2022	—	13,012	4,363	15,375	—	32,751

Matthew Audette	2024	—	12,750	4,499	20,700	260,715	298,664
	2023	46,483	5,800	6,942	16,875	1,180	77,280
	2022	—	15,000	—	15,375	—	30,375

Althea Brown	2024	—	800	140	4,737	28,948	34,625

Matthew Enyedi	2024	—	10,350	3,200	20,700	—	34,250
	2023	39,165	10,000	5,553	19,800	992	75,510

Greg Gates	2024	—	—	—	6,600	—	6,600
	2023	38,186	—	—	16,875	923	55,984

Dan H. Arnold	2024	456	—	—	20,700	—	21,156
	2023	48,592	15,000	5,553	19,800	992	89,937
	2022	—	15,000	5,553	18,300	—	38,853

(1)

Consists of hotel, air travel and other expenses related to the attendance of each NEO’s spouse at a client conference hosted by the Company outside of the United States, as well as related tax gross-up payments for each NEO and spouse. Although the expenses related to each NEO’s attendance at such conference were incurred solely for business purposes, the value of the travel to such conference was imputed as taxable compensation to the NEO under applicable tax requirements. The 2024 tax gross-up payment to Mr. Arnold was $231. The 2023 tax gross-up payments to Messrs. Arnold, Audette, Enyedi, Gates and Steinmeier were $34,262, $31,523, $26,672, $25,896 and $29,298, respectively. From time to time, our executive officers are able to arrange travel through our corporate vendor for personal use of aircraft, the cost of which they fully reimburse.

(2)	Consists of taxable reimbursements received under the Company’s Executive Financial Services Policy.

(3)

Includes membership expenses for a health and wellness program, and, for periods prior to 2024, related tax gross-up payments. Beginning in 2024, the Company’s health and wellness program no longer provides for tax gross-ups. In 2023 tax gross-up payments totaled $2,753 for each of Messrs. Arnold and Enyedi, $3,442 for Mr. Audette and $2,213 for Mr. Steinmeier, and in 2022 tax gross-up payments totaled $2,753 for Mr. Arnold and $2,163 for Mr. Steinmeier.

(4)

2024 consists of the value of relocation-related expenses of $128,652 for Mr. Audette and of $19,822 for Ms. Brown as well as related tax gross-up payments of $132,063 and $9,126, respectively. 2023 consists of the value of year-end gifts received by the NEO at the Company’s expense, as well as related tax gross-up payments in 2023 in the amount of $585 for each of Messrs. Steinmeier and Audette, $492 for each of Messrs. Enyedi and Arnold, and $423 for Mr. Gates.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 63

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2024 Grants of Plan-Based Awards

The following table provides additional information about non-equity and equity-based awards granted to our NEOs during the year ended December 31, 2024:

Named Executive Officer	Approval Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Richard Steinmeier				1,751,548
	2/9/2024	2/25/2024							2,603	678,516
	2/9/2024	2/25/2024				1,953	3,905	7,810		1,344,101

Matthew Audette				1,405,000
	2/9/2024	2/25/2024							2,359	614,913
	2/9/2024	2/25/2024				1,770	3,539	7,078		1,218,124

Althea Brown				850,000
	2/9/2024	2/25/2024							1,871	487,708
	2/9/2024	2/25/2024				1,403	2,806	5,612		965,825

Matthew Enyedi				866,250
	2/9/2024	2/25/2024							1,789	466,333
	2/9/2024	2/25/2024				1,342	2,684	5,368		923,833

Greg Gates				1,320,000
	2/9/2024	2/25/2024							2,326	606,311
	2/9/2024	2/25/2024				1,745	3,490	6,980		1,201,258

Dan H. Arnold				3,325,000
	2/9/2024	2/25/2024							12,752	3,324,026
	2/9/2024	2/25/2024				14,878	29,756	59,512		10,242,015
		12/6/2024							47,994	12,004,452	(5)

(1)

Represents the target annual cash bonus award opportunity established for each NEO in 2024. For information about the cash bonuses actually awarded to each NEO for 2024 (paid on March 7, 2025), please see “Individual Cash Bonus Award Determinations” in the CD&A and footnote 2 to the Summary Compensation Table above. For Messrs. Steinmeier and Audette, target amounts were prorated based on the base salaries earned and target awards as a percentage of base salary in effect for the time served in their respective roles before and after the Executive Officer Transitions.

(2)

Represents the number of threshold, target and maximum potential future payouts under the PSUs awarded under our 2021 Plan. PSUs are eligible to become earned PSUs based on the Company’s TSR relative to the TSR of the Comparator Group (as defined above) over the Performance Period (as defined above). The number of PSUs that is earned is determined based on the Company’s relative ranking between the 25th and the 80th percentiles of the Comparator Group’s TSR results. Amounts in the threshold column (50% of the target award) reflect the number of PSUs that would be earned if threshold performance were achieved (a TSR percentile rank at 25%); amounts in the target column (100% of the target award) reflect the number of PSUs that would be earned if target performance were achieved (a TSR percentile rank at 50%); and amounts in the maximum column (200% of the target award) reflect the number of PSUs that would be earned if maximum performance were achieved (a TSR percentile rank at or above 80%). The number of PSUs earned between threshold, target and maximum performance levels is interpolated on a straight-line basis between performance levels. No PSUs will be earned if performance is below the threshold level. The number of earned PSUs is capped at 100% of the target award if the Company’s TSR is negative during the Performance Period. Earned PSUs become vested on the later of the third anniversary of the grant date and the date on which the Compensation Committee determines the level of achievement of the performance criteria associated with the award and the number of PSUs that have become earned under the award agreement.

(3)

Represents the number of RSUs awarded under our 2021 Plan. RSUs are scheduled to vest over a three-year period in equal tranches, with the first tranche scheduled to vest on the first anniversary of the grant date.

(4)

Represents the grant date fair value of PSUs and RSUs, in each case computed in accordance with FASB ASC Topic 718, and in the case of PSUs, based on the probable outcome of the performance conditions associated with such awards on the grant date. The aggregate grant date fair value of RSUs was determined based on the closing price of our Common Stock on the grant date (or, if the grant date was not a trading day, the closing price on the trading day that immediately precedes the grant date), discounted to reflect the absence of dividend rights in connection with such awards. See footnote 1 to the Summary Compensation Table above.

64 | 2025 Proxy Statement

(5)

This amount is not a new award or severance payment that Mr. Arnold received in 2024. It represents the incremental fair value (determined in accordance with FASB ASC Topic 718) of an accounting modification with respect to the 47,994 vested but unexercised options, originally granted in 2019, that Mr. Arnold was permitted to retain and exercise pursuant to the terms of the Settlement Agreement until December 31, 2024. Please refer to “Executive Officer Transitions” within our Compensation Discussion and Analysis in this proxy statement for more information.

We do not have individual employment agreements with any of our executive officers, including our NEOs, although we have a practice of entering into offer letters with new executive officers that generally lay out the expected terms and conditions of their employment, including potential levels of compensation. Please refer to the Compensation Discussion and Analysis in this proxy statement for a discussion of our cash bonus awards and long-term equity incentive awards.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 65

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Outstanding Equity Awards at December 31, 2024

The following table sets forth information with respect to unexercised stock option awards, unvested RSUs and unvested or unearned PSUs, as applicable, as of December 31, 2024:

	Option Awards					Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)(2)

Richard Steinmeier	—	—		—		871	(3)	284,390	—		—
	—	—		—		1,238	(4)	404,219	—		—
	—	—		—		2,603	(5)	849,906	—		—
	—	—		—		7,836	(6)	2,558,532	—		—
	—	—		—		—		—	5,568	(7)	1,818,008
	—	—		—		—		—	7,810	(7)	2,550,043

Matthew Audette	15,874	—	(8)	65.50	2/23/2028	—		—	—		—
	12,903	—	(9)	77.53	2/25/2029	—		—	—		—
	—	—		—		795	(3)	259,575	—		—
	—	—		—		1,182	(4)	385,935	—		—
	—	—		—		2,359	(5)	770,237	—		—
	—	—		—		7,154	(6)	2,335,853	—		—
	—	—		—		—		—	5,316	(7)	1,735,727
	—	—		—		—		—	7,078	(7)	2,311,038

Althea Brown	—	—		—		2,880	(4)	940,349
	—	—		—		1,871	(5)	610,900
	—	—		—					5,612	(7)	1,832,374

Matthew Enyedi	5,154	—	(10)	39.48	3/13/2027	—		—	—		—
	5,382	—	(8)	65.50	2/23/2028	—		—	—		—
	5,653	—	(9)	77.53	2/25/2029	—		—	—		—
	—	—		—		507	(3)	165,541	—		—
	—	—		—		988	(4)	322,592	—		—
	—	—		—		1,789	(5)	584,126	—		—
	—	—		—		4,564	(6)	1,490,192	—		—
	—	—		—		—		—	4,442	(7)	1,450,357
	—	—		—		—		—	5,368	(7)	1,752,706

Greg Gates	7,189	—	(9)	77.53	2/25/2029	—		—	—		—
	—	—		—		686	(3)	223,986	—		—
	—	—		—		1,019	(4)	332,714	—		—
	—	—		—		1,022	(4)	333,693	—		—
	—	—		—		2,326	(5)	759,462	—		—
	—	—		—		6,170	(6)	2,014,567	—		—
	—	—		—		—		—	4,584	(7)	1,496,722
	—	—		—		—		—	6,980	(7)	2,279,040

Dan H. Arnold	—	—		—		—		—	—		—

(1)	Amounts were determined by multiplying the number of RSUs or PSUs, as applicable, by $326.51, the closing price per share of our Common Stock on December 31, 2024, the last business day of 2024.

66 | 2025 Proxy Statement

(2)

Amounts were determined by multiplying the number of PSUs that would be earned at maximum performance levels by $326.51, the closing price per share of our Common Stock on December 31, 2024, the last business day of 2024.

(3)

These awards vest over a three-year period in equal tranches, with the first and second tranches having vested on the first and second anniversaries of the grant date, respectively, and the third tranche scheduled to vest on the third anniversary of the grant date.

(4)

These awards vest over a three-year period in equal tranches, with the first tranche having vested on the first anniversary of the grant date, and the second and third tranches scheduled to vest on the second and third anniversaries of the grant date, respectively.

(5)	These awards vest over a three-year period in equal tranches, with the first, second and third tranches scheduled to vest on the first, second and third anniversaries of the grant date, respectively.

(6)

Amounts represent PSUs that were earned with respect to the Performance Period ended on February 14, 2025 and that vested on February 25, 2025, the third anniversary of the grant date. The number of earned PSUs was 200% of the target award, as discussed under “Compensation Discussion and Analysis—Long-Term Equity Incentive Awards—Payout of 2022 PSUs.”

(7)

Amounts represent PSUs and assume achievement of performance at maximum levels. PSUs are eligible to become earned PSUs based on the Company’s TSR relative to the TSR of the Comparator Group (as defined above) over the Performance Period (as defined above). The number of PSUs that is earned is determined based on the Company’s relative ranking between the 25th and the 80th percentiles of the Comparator Group’s TSR results. If threshold performance were achieved (a TSR percentile rank at 25%), 50% of the target award would be earned; if target performance were achieved (a TSR percentile rank at 50%), 100% of the target award would be earned; and if maximum performance were achieved (a TSR percentile rank at or above 80%), 200% of the target award would be earned. The number of PSUs earned between threshold, target and maximum performance levels is interpolated on a straight-line basis between performance levels. No PSUs will be earned if performance is below the threshold level. The number of earned PSUs is capped at 100% of the target award if the Company’s TSR is negative during the Performance Period. Earned PSUs become vested on the later of the third anniversary of the grant date and the date on which the Compensation Committee determines the level of achievement of the performance criteria associated with the award and the number of PSUs that have become earned under the award agreement.

(8)	These awards vested over a three-year period in equal tranches and became fully vested on February 23, 2021.

(9)	These awards vested over a three-year period in equal tranches and became fully vested on February 25, 2022.

(10)	These awards vested over a three-year period in equal tranches and became fully vested on March 13, 2020.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 67

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2024 Option Exercises and Stock Vested

The following table sets forth the options exercised and stock vested during the year ended December 31, 2024:

	Option Awards			Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Richard Steinmeier	—	—		1,420	373,971	(3)
	—	—		871	229,387	(3)
	—	—		618	162,756	(3)
	—	—		12,776	3,364,687	(4)

Matthew Audette	5,000	1,045,020	(5)	1,256	330,780	(3)
	5,000	1,045,227	(6)	795	209,371	(3)
	5,000	1,045,250	(7)	590	155,382	(3)
	7,704	1,610,545	(8)	11,302	2,976,495	(4)
	5,000	1,045,897	(9)

Althea Brown	—	—		1,439	297,844	(10)

Matthew Enyedi	1,381	291,930	(11)	655	172,501	(3)
	—	—		507	133,524	(3)
	—	—		493	129,836	(3)
	—	—		5,896	1,552,771	(4)

Greg Gates	—	—		990	260,726	(3)
	—	—		686	180,665	(3)
	—	—		509	134,050	(3)
	—	—		510	142,285	(12)
	—	—		5,938	1,563,832	(4)

Dan H. Arnold	10,000	2,168,734	(13)	4,915	1,294,414	(3)
	7,089	1,603,353	(14)	3,918	1,031,844	(3)
	2,911	661,547	(15)	3,882	1,022,364	(3)
	10,000	2,379,800	(16)	68,800	18,119,168	(4)
	100	25,247	(17)	—	—
	47,894	12,091,798	(18)	—	—

(1)	For purposes of calculating the value realized on the exercise of option awards, the market price of our Common Stock at the time the option was exercised was used.

(2)	For purposes of calculating the value realized on the vesting of stock awards, the closing price of our Common Stock on the vesting date was used.

(3)	These RSUs vested on February 25, 2024, on which date the closing price of our Common Stock was $263.36 per share.

(4)	These PSUs vested on February 25, 2024, on which date the closing price of our Common Stock was $263.36 per share.

(5)	These options were granted on March 13, 2017 with an exercise price of $39.48 per share and were exercised on February 5, 2024, at which time our Common Stock was trading at $248.48 per share.

(6)	These options were granted on March 13, 2017 with an exercise price of $39.48 per share and were exercised on February 5, 2024, at which time our Common Stock was trading at $248.53 per share.

(7)	These options were granted on March 13, 2017 with an exercise price of $39.48 per share and were exercised on February 5, 2024, at which time our Common Stock was trading at $248.53 per share.

(8)	These options were granted on March 13, 2017 with an exercise price of $39.48 per share and were exercised on February 5, 2024, at which time our Common Stock was trading at $248.53 per share.

68 | 2025 Proxy Statement

(9)	These options were granted on March 13, 2017 with an exercise price of $39.48 per share and were exercised on February 5, 2024, at which time our Common Stock was trading at $248.66 per share.

(10)	These RSUs vested on September 12, 2024, on which date the closing price of our Common Stock was $206.98 per share.

(11)	These options were granted on March 6, 2015 with an exercise price of $45.55 per share and were exercised on February 20, 2024, at which time our Common Stock was trading at $256.94 per share.

(12)	These RSUs vested on June 12, 2024, on which date the closing price of our Common Stock was $278.99 per share.

(13)	These options were granted on March 13, 2017 with an exercise price of $39.48 per share and were exercised on February 20, 2024, at which time our Common Stock was trading at $256.35 per share.

(14)	These options were granted on March 13, 2017 with an exercise price of $39.48 per share and were exercised on February 23, 2024, at which time our Common Stock was trading at $265.66 per share.

(15)	These options were granted on March 13, 2017 with an exercise price of $39.48 per share and were exercised on February 26, 2024, at which time our Common Stock was trading at $266.74 per share.

(16)	These options were granted on March 13, 2017 with an exercise price of $39.48 per share and were exercised on June 14, 2024, at which time our Common Stock was trading at $277.46 per share.

(17)	These options were granted on February 25, 2019 with an exercise price of $77.53 per share and were exercised on December 18, 2024, at which time our Common Stock was trading at $330.00 per share.

(18)	These options were granted on February 25, 2019 with an exercise price of $77.53 per share and were exercised on December 19, 2024, at which time our Common Stock was trading at $330.00 per share.

Nonqualified Deferred Compensation for the Year Ended December 31, 2024

The Deferred Compensation Plan allows a select group of highly compensated or management employees to defer up to 100% of their current compensation, which includes for this purpose base salary, service bonus, performance-based compensation and commissions. Distributions of deferred amounts may be made only upon a qualifying distribution event (consistent with Section 409A of the Internal Revenue Code), which, depending on the individual’s election, may be a separation from service, death, or a specified date, or may be the earliest of one or more of these events. At the time a participant makes an election to defer compensation under the Deferred Compensation Plan, the participant may choose, with respect to each potential qualifying distribution event, to receive amounts in either a lump sum or in equal annual installments over a number of years (but not to exceed five years for specified date elections and not to exceed ten years for separation from service elections). Deferred amounts are credited with an investment return determined as if the amounts were invested in one or more investment funds made available under the Deferred Compensation Plan and selected by a participant.

The following table sets forth information relating to nonqualified deferred compensation for each NEO for the year ended December 31, 2024:

Named Executive Officer	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)

Richard Steinmeier	—	—	—	—	—

Matthew Audette	300,000	—	107,675	—	1,117,062

Althea Brown	—	—	—	—	—

Matthew Enyedi	100,000	—	47,932	—	433,419	(3)

Greg Gates	—	—	—	—	—

Dan H. Arnold	—	—	728,118	—	7,126,433	(4)

(1)	Amounts in this column are also reported in the Summary Compensation Table above for 2024 under “Non-Equity Incentive Plan Compensation” for Messrs. Audette and Enyedi.

(2)	Amounts in this column do not constitute above-market or preferential earnings and therefore are not reported as compensation in the Summary Compensation Table above.

(3)	Amount includes contributions that were made prior to Mr. Enyedi becoming an NEO, and that therefore were not recorded in prior summary compensation tables.

(4)	Amount includes contributions that were made prior to Mr. Arnold becoming an NEO, and that therefore were not recorded in prior summary compensation tables.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 69

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Potential Payments upon Termination or Change-in-Control for the Year Ended December 31, 2024

The table below details post-employment arrangements with our NEOs, including severance benefits and change-in-control benefits to which they would have been entitled under the Executive Severance Plan as of December 31, 2024, if a termination of employment and/or a change-in-control had occurred on such date. Amounts reported for the accelerated vesting of RSUs and PSUs are based on a price per share of our Common Stock of $326.51, the closing price per share of our Common Stock on December 31, 2024, the last business day of 2024.

In connection with the termination of his employment for Cause by the Company in 2024, Mr. Arnold did not receive any severance or other termination benefits under the Executive Severance Plan. Please refer to “Executive Officer Transitions” within our Compensation Discussion and Analysis in this proxy statement for more information.

Named Executive Officer	Benefit	Without Cause or For Good Reason ($)		Disability, Death, Retirement ($)		Double-Trigger Change-in- Control ($)(1)

Richard Steinmeier	Severance	900,000	(2)	—		1,350,000	(3)
	Bonus	2,000,000	(4)	—		4,050,000	(5)
	Accelerated/Continued Vesting of RSUs	769,584	(6)	1,538,516	(7)	1,538,516	(8)
	Accelerated Vesting of PSUs	2,169,659	(9)	2,169,659	(10)	2,169,659	(11)
	Group Benefit Continuation	17,444	(12)	—		26,166	(13)

	Total	5,856,687		3,708,175		9,134,341

Matthew Audette	Severance	750,000	(2)	—		1,125,000	(3)
	Bonus	1,600,000	(4)	—		2,812,500	(5)
	Accelerated/Continued Vesting of RSUs	709,179	(6)	1,415,746	(7)	1,415,746	(8)
	Accelerated Vesting of PSUs	2,002,160	(9)	2,002,160	(10)	2,002,160	(11)
	Group Benefit Continuation	16,319	(12)	—		24,479	(13)

	Total	5,077,658		3,417,906		7,379,885

Althea Brown	Severance	500,000	(2)	—		750,000	(3)
	Bonus	969,000	(4)	—		1,275,000	(5)
	Accelerated/Continued Vesting of RSUs	673,590	(6)	1,551,249	(7)	1,551,249	(8)
	Accelerated Vesting of PSUs	268,391	(9)	268,391	(10)	268,391	(11)
	Group Benefit Continuation	9,599	(12)	—		14,399	(13)

	Total	2,420,580		1,819,640		3,859,039

Matthew Enyedi	Severance	525,000	(2)	—		787,500	(3)
	Bonus	955,000	(4)	—		1,299,375	(5)
	Accelerated/Continued Vesting of RSUs	521,437	(6)	1,072,259	(7)	1,072,259	(8)
	Accelerated Vesting of PSUs	1,425,868	(9)	1,425,868	(10)	1,425,868	(11)
	Group Benefit Continuation	16,347	(12)	—		24,521	(13)

	Total	3,443,652		2,498,127		4,609,523

Greg Gates	Severance	550,000	(2)	—		825,000	(3)
	Bonus	1,500,000	(4)	—		1,980,000	(5)
	Accelerated/Continued Vesting of RSUs	810,072	(6)	1,649,855	(7)	1,649,855	(8)
	Accelerated Vesting of PSUs	1,768,705	(9)	1,768,705	(10)	1,768,705	(11)
	Group Benefit Continuation	16,319	(12)	—		24,479	(13)

	Total	4,645,096		3,418,560		6,248,039

(1)

Our Executive Severance Plan provides enhanced severance benefits on a “double trigger” basis in the event of a termination of employment by the Company without cause or a termination by the executive for good reason, in each case, within 12 months following a change-in-control. All amounts reported in this column assume both that a change-in-control occurred on December 31, 2024 and that the NEO’s employment was terminated by the Company without cause or by the executive for good reason on December 31, 2024.

70 | 2025 Proxy Statement

(2)	Represents continued payment under our Executive Severance Plan of the NEO’s base salary in effect on the separation date for 12 months.

(3)	Represents continued payment under our Executive Severance Plan of the NEO’s base salary in effect on the separation date for 18 months.

(4)	Represents payment under our Executive Severance Plan of an amount equal to the bonus paid (or payable) to the NEO for the most recently completed calendar year.

(5)	Represents payment under our Executive Severance Plan of an amount equal to 150% of the target bonus amount for the calendar year in which the NEO’s employment is terminated.

(6)

Represents the value of shares of Common Stock in respect of the unvested portion of any outstanding RSUs scheduled to vest based solely on the passage of time within 12 months following a termination of employment, the vesting of which would have been accelerated under our Executive Severance Plan. In the case of retirement-eligible NEOs, this represents the value of all outstanding unvested RSUs, the vesting of which would have been, (i) in the case of RSUs granted before 2023, accelerated under our Executive Severance Plan or, (ii) in the case of RSUs granted in 2023 or later, continued in accordance with the original vesting schedule applicable to such RSUs, in each case under the terms of the NEO’s RSU agreements. No NEO was retirement-eligible as of December 31, 2024.

(7)

Represents the value of shares of Common Stock in respect of all outstanding unvested RSUs, the vesting of which would have been (i) accelerated upon a termination of employment due to death or disability or (ii) in the case of retirement, continued in accordance with the original vesting schedule applicable to such RSUs, for RSUs granted in 2023 or later, or accelerated, for RSUs granted before 2023, in each case under the terms of the NEO’s RSU agreements.

(8)	Represents the value of shares of Common Stock in respect of all outstanding unvested RSUs, the vesting of which would have been accelerated under our Executive Severance Plan.

(9)

Represents the value of unvested PSUs assuming the target number of shares of Common Stock in respect of such PSUs became earned and vested on December 31, 2024, with such amount prorated based on the number of days the NEO was employed during the Performance Period. Under our Executive Severance Plan, upon a qualifying termination of employment by the Company without cause or a termination by the executive for good reason, other than in connection with a change-in-control, the actual number of shares of Common Stock that will be earned and vested in respect of outstanding unvested PSUs, if any, depends on actual performance measured at the end of the Performance Period, prorated based on the number of days the NEO was employed during the Performance Period.

(10)

Represents the value of unvested PSUs assuming the target number of shares of Common Stock in respect of such PSUs became earned and vested on December 31, 2024, with such amount prorated based on the number of days that the executive was employed during the Performance Period. Under the NEO’s PSU agreements, upon termination of employment due to death, disability or retirement, the actual number of shares of Common Stock that will be earned and vested in respect of outstanding unvested PSUs, if any, depends on actual performance measured at the end of the Performance Period, prorated based on the number of days that the NEO was employed during the Performance Period.

(11)

Represents the value of unvested PSUs assuming the target number of shares of Common Stock in respect of such PSUs became earned and vested on December 31, 2024, prorated based on the number of days that the NEO was employed during the Performance Period.

(12)

Represents payments under our Executive Severance Plan of an amount equal to 100% of the employer portion of premiums (plus the additional amount charged for administrative costs as permitted by COBRA) for continued health and dental plan participation under COBRA for the NEO and his qualified beneficiaries for a 12-month period.

(13)

Represents payments under our Executive Severance Plan of an amount equal to 100% of the employer portion of premiums (plus the additional amount charged for administrative costs as permitted by COBRA) for continued health and dental plan participation under COBRA for the NEO and his qualified beneficiaries for an 18-month period.

Executive Severance Plan

All of our NEOs are eligible to participate in our Executive Severance Plan. As described in more detail below, our Executive Severance Plan provides a uniform framework for payments and benefits to be provided to all executive participants upon certain terminations of employment, subject to a participant’s compliance with post-termination restrictive covenants and delivery of a general release agreement in favor of the Company. Our Executive Severance Plan can be amended or terminated at any time, in our discretion, and no eligible executive, including our NEOs, has a legally binding right to any payments or benefits under the plan.

RESTRICTIVE COVENANTS

As a condition to benefits under the Executive Severance Plan, an executive is not permitted to engage in prohibited competitive conduct for a period of:

•	12 months following termination of employment by the Company without cause or a termination by the executive for good reason; and

•	18 months following termination of employment by the Company without cause or a termination by the executive for good reason, in each case, within 12 months following a change-in-control.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 71

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Prohibited competitive conduct is set forth in the Executive Severance Plan, which includes provisions related to non-competition, non-solicitation and the confidentiality of the Company’s proprietary information.

SEVERANCE AND CHANGE-IN-CONTROL PAYMENTS

We may become obligated to make severance payments under our Executive Severance Plan to an NEO upon such NEO’s qualifying termination of employment. These benefits are described below. We, however, have no obligation to grant any of the executive officers any “gross-up” or other “make-whole” compensation for any tax imposed on severance or change-in-control payments made to the executive officer, including “parachute payments.” Severance payable in connection with a change-in-control under our Executive Severance Plan is subject to a so-called “modified golden parachute cutback” provision, pursuant to which excess parachute payments would be reduced so that no portion of the payments would be subject to the excise tax, to the extent such reduction would result in greater after-tax benefits to the executive.

TERMINATION WITHOUT CAUSE OR FOR GOOD REASON

Under the terms of our Executive Severance Plan, upon a termination of employment by the Company without cause or by the executive for good reason, a participant in the Executive Severance Plan (a “Participant”) will be entitled to the following payments and benefits, subject to the execution of a release of claims and continued compliance with post-termination restrictive covenants:

•	Base salary through the Participant’s separation date, reimbursements for reasonable business expenses and any other employee benefit entitlements;

•	An amount equal to the bonus paid (or payable) to the Participant for the most recently completed calendar year;

•	Continued payment of base salary for 12 months after termination of employment;

•	Accelerated vesting of the unvested portion of any outstanding equity and equity-based awards scheduled to vest based solely on the passage of time (such as outstanding RSUs) within 12 months of such Participant’s separation date (provided that, for Participants who are retirement eligible, RSUs awarded in 2023 or later will not be accelerated, and will continue to vest according to their original vesting schedule); and

•	Payment of the employer portion of the premium (plus the additional amount, if any, charged for administrative costs as permitted by COBRA) for COBRA participation in the Company’s health and dental plans until the earliest of 12 months following termination of the Participant’s participation in such plans as an employee, the date that such Participant becomes eligible for comparable benefit coverage and the date the Participant is no longer eligible for COBRA (subject to the Participant’s eligibility under COBRA and proper and timely elections).

In addition, any performance-based equity or equity-based awards (such as outstanding PSUs) will remain outstanding and eligible to become earned in accordance with their terms provided that the portion of the awards that becomes earned and vested will be prorated based upon the number of days that have elapsed between the start of the applicable performance period associated with such award and the executive’s separation date. If the Participant’s termination results in a Designated Retirement (defined below), PSUs granted in 2024 or after will generally remain outstanding and eligible to become earned PSUs based on relative TSR performance at the end of the performance period but will not be subject to the proration described above. “Designated Retirement” means the termination of employment other than for cause following the attainment of age 60 and completion of ten years of continuous service with the Company.

Further, upon a termination of employment by the Company without cause or by the executive for good reason, in each case, within the 12-month period following the date of consummation of a change-in-control (as defined in the Executive Severance Plan), a Participant will be entitled to the

72 | 2025 Proxy Statement

following payments and benefits, subject to the execution of a release of claims and continued compliance with post-termination restrictive covenants:

•	Base salary through the Participant’s separation date, reimbursements for reasonable business expenses, and any other employee benefit entitlements;

•	An amount equal to 150% of the Participant’s target bonus for the calendar year in which employment is terminated;

•	Continued payment of base salary for 18 months after termination of employment;

•	Accelerated vesting in full of all outstanding time-based equity and equity-based awards, such as outstanding stock options and RSUs (provided that for Participants who are retirement eligible, RSUs awarded in 2023 or later will not be accelerated, and will continue to vest according to their original vesting schedule);

•	Prorated vesting, as of the separation date, of any performance-based equity and equity-based awards (such as outstanding PSUs) assuming target levels of achievement (provided that if the termination results in a Designated Retirement, PSUs granted in 2024 or after will generally remain outstanding and eligible to become earned PSUs based on relative TSR performance at the end of the performance period and will not be subject to proration); and

•	Payment of the employer portion of the premium (plus the additional amount, if any, charged for administrative costs as permitted by COBRA) for COBRA participation in the Company’s health and dental plans until the earliest of 18 months following termination of the Participant’s participation in such plans as an employee, the date that such Participant becomes eligible for comparable benefit coverage, and the date the Participant is no longer eligible for COBRA (subject to the Participant’s eligibility under COBRA and proper and timely elections).

“Cause” under our Executive Severance Plan means the Participant’s:

•	willful and continued failure to perform, or gross negligence or willful misconduct in the performance of, his or her material duties with respect to the Company or an affiliate which, if curable, continues beyond ten business days after a written demand for substantial performance is delivered to such Participant by the Company;

•	conviction of, or a plea of nolo contendere to, a crime constituting a felony under the laws of the United States or any state thereof;

•	committing or engaging in any act of fraud, embezzlement, theft or other act of dishonesty that causes material injury, monetarily or otherwise, to the Company or an affiliate;

•	breach of the restrictive covenants in the Executive Severance Plan;

•	violation of the code of conduct of the Company or its subsidiaries or any policy of the Company or its subsidiaries, or of any statutory or common law duty of loyalty to the Company or its subsidiaries; or

•	other conduct that could reasonably be expected to be harmful to the business, interests or reputation of the Company.

“Good Reason” under our Executive Severance Plan means the occurrence, without the Participant’s written consent, of:

•	a material reduction in base salary unless such reduction is consistent with reductions made in the applicable annual base salaries of other similarly situated employees of the Company or its affiliates;

•	a material adverse change in duties and responsibilities at the Company or its affiliates (but not changes in functional titles); or

•	a relocation that would result in the Participant’s principal location of employment being moved 50 miles away from the Participant’s principal location of employment as in effect immediately prior to the consummation of a change-in-control, to the extent any such relocation occurs during the 12-month period following the date of the consummation of a change-in-control.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 73

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

The Participant is required to provide notice within 90 days following the “Good Reason” event (and the Company will have 30 days following such notice to cure). “Good Reason” will cease to exist for an event on the 90th day following the date on which the Participant knew or reasonably should have known of such event and failed to give notice as described above or if the Participant failed to terminate employment within 14 days following the expiration of the cure period.

“Change-in-Control” under our Executive Severance Plan means the consummation of:

•	any transaction or series of related transactions, whether or not the Company is a party thereto, after giving effect to which in excess of 50% of the Company’s voting power is owned directly, or indirectly through one or more entities, by any person and its “affiliates” or “associates” (as such terms are defined in the Exchange Act rules) or any “group” (as defined in the Exchange Act rules) other than, in each case, the Company or an affiliate of the Company; or

•	a sale or other disposition of all or substantially all of the consolidated assets of the Company (each of the foregoing, a “Business Combination”), provided that, notwithstanding the foregoing, a “change-in-control” is not deemed to occur as a result of a Business Combination following which the individuals or entities who were beneficial owners of the outstanding securities entitled to vote generally in the election of directors of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, 50% or more of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction.

TERMINATION OTHER THAN FOR GOOD REASON

The Executive Severance Plan does not provide for any separation benefits or payments upon an executive’s retirement or voluntary resignation from employment other than for good reason. Upon such a retirement or voluntary resignation, an eligible executive would be entitled to receive only base salary through such executive’s separation date, reimbursements for reasonable business expenses, and any other employee benefit entitlements to which the executive is entitled under the Company’s other employee benefit plans and programs.

DEATH AND DISABILITY

The Executive Severance Plan does not provide for any separation benefits or payments upon a termination due to death or disability. Upon such a termination, an eligible executive would be entitled to receive only base salary through the separation date, reimbursements for reasonable business expenses and any other employee benefit entitlements to which the executive is entitled under the Company’s other employee benefit plans and programs.

Please see “Equity Award Agreements” below for the treatment of outstanding equity awards in connection with a termination of employment due to death, disability or retirement.

Equity Award Agreements

STOCK OPTIONS

All stock options held by our NEOs as of December 31, 2024 were granted under our 2010 Plan and are fully vested.

Unless the NEO is terminated for cause, vested options will be exercisable for:

•	two years following termination of employment by reason of retirement, but not later than the option expiration date;

•	one year following death or disability but, in each case, not later than the option expiration date; or

•	90 days following termination in other cases, but not later than the option expiration date.

74 | 2025 Proxy Statement

RESTRICTED STOCK UNITS (RSUs)

In accordance with the NEOs’ RSU agreements, unvested portions of RSU awards are cancelled upon termination of employment, unless (1) otherwise agreed by the Company, or (2) in the case of death or disability, in which case any and all unvested portions shall become vested. In the event of an NEO’s retirement (as defined in the 2021 Plan), the unvested portion of RSU awards granted before 2023 will become vested in full, and the unvested portion of RSU awards granted in 2023 or later will continue to vest according to their original vesting schedule, subject to the terms of the underlying award agreement and compliance with applicable non-competition and other restrictive covenants. If the NEO is terminated for cause, the vested portion of the award will terminate. All RSUs held by our NEOs were granted under our 2021 Plan.

PERFORMANCE STOCK UNITS (PSUs)

In accordance with the NEOs’ PSU agreements, unvested portions of PSUs are forfeited upon termination of employment, except in the case of death, disability or retirement, or as otherwise provided pursuant to our Executive Severance Plan, and in any such case the PSUs will not terminate and will instead remain outstanding and eligible to become earned PSUs on a prorated basis in accordance with the terms of the PSU award agreement and/or our Executive Severance Plan. For PSU awards granted in 2024 or later, upon a designated retirement (as defined in the PSU award agreement), the PSUs will not terminate and will remain outstanding as described in the prior sentence, but will not be subject to proration. All PSUs held by our NEOs were granted under our 2021 Plan.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of total annual compensation for Mr. Steinmeier, our chief executive officer, to the median of the annual total compensation of all our employees (other than the CEO) (the “CEO Pay Ratio”). For 2024:

•	Mr. Steinmeier’s total annualized compensation: $12,031,805

•	Median annual total compensation of all employees (other than CEO): $91,783

•	Ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees (other than CEO): 131:1

We used the following methodology to determine the foregoing ratio:

•	We determined our 2024 median employee (our “2024 Median Employee”) from our employee population on December 31, 2024.

•	To identify the 2024 Median Employee from our employee population, we first determined each employee’s 2024 Box 1 W-2 wages (“Compensation Measure”) for the 2024 calendar year (“Measurement Period”), as reflected in our payroll records and systems.

•	For those full-time employees who were employed on December 31, 2024 but who were not employed for the full Measurement Period, we annualized compensation paid to such employees during 2024.

•	We then identified our 2024 Median Employee from our employee population based on this Compensation Measure.

We then determined the annual total compensation for 2024 of the median employee and our CEO in accordance with the following:

•	The median employee’s annual total compensation represents the amount of such employee’s compensation for 2024 that would have been reported in the Summary Compensation Table in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K if the employee were a named executive officer for 2024.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 75

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

•	To calculate the annualized compensation of our CEO, we included the elements of his compensatory arrangements approved by the Board in connection with his appointment as CEO in October 2024, including his annual base salary of $900,000; his target annual cash bonus opportunity of $2.7 million; and his target annual long-term incentive compensation award opportunity of $8.4 million. We also included the elements of his 2024 compensation recorded in the “All Other Compensation” column of the Summary Compensation Table.

•	The annual total compensation of the CEO represents the total annualized compensation for our CEO as determined as described above. The total amount reported in the “Total” column of our Summary Compensation Table for the CEO for 2024 is included on page 61 of this proxy statement.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.

76 | 2025 Proxy Statement

Pay Versus Performance Disclosure

In accordance with Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive “compensation actually paid” (or “CAP”) to the Company’s principal executive officer (“PEO”) and non-PEO
named executive officers (the “Other NEOs”) and certain aspects of the financial performance of the Company. The Compensation Committee does not utilize CAP as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, please see our Compensation Discussion & Analysis.
Pay Versus Performance Table

Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)	Summary Compensation Table Total for Second PEO (2)	Compensation Actually Paid to Second PEO (3)	Average Summary Compensation Table Total for Other NEOs (2)	Average Compensation Actually Paid to Other NEOs (3)	Value of Initial Fixed $100 Investment Based on: (4)		Net Income (millions) (6)	Incentive EBITDA (millions) (7)
							Total Shareholder Return	Peer Group Total Shareholder Return (5)

2024	$26,347,995	$(4,697,749)	$4,717,883	$7,307,861	$3,525,515	$5,178,086	$367	$174	$1,059	$2,305

2023	$16,937,790	$18,786,197	$—	$—	$3,242,815	$3,697,130	$255	$133	$1,066	$2,170

2022	$13,750,390	$28,454,770	$—	$—	$3,345,183	$4,710,541	$240	$119	$846	$1,611

2021	$12,875,868	$23,880,808	$—	$—	$4,129,996	$5,647,041	$177	$133	$460	$1,047

2020	$7,256,713	$7,136,927	$—	$—	$2,482,312	$2,661,740	$115	$98	$473	$946

(1)
Mr. Steinmeier served as the PEO beginning on October 1, 2024 with a compensation adjustment effective October 21, 2024 in connection with his appointment as chief executive officer. Mr. Arnold served as the PEO until October 1, 2024 and the entirety of 2023, 2022, 2021 and 2020, and our Other NEOs for the applicable years were as follows:

•	2024: Matthew Audette, Matthew Enyedi, Greg Gates and Althea Brown

•	2023: Matthew Audette, Matthew Enyedi, Greg Gates and Richard Steinmeier

•	2022: Matthew Audette, Edward Fandrey, Dayton Semerjian, Kabir Sethi and Richard Steinmeier

•	2021: Matthew Audette, Edward Fandrey, Dayton Semerjian and Richard Steinmeier

•	2020: Matthew Audette, Scott Seese, Dayton Semerjian and Richard Steinmeier

(2)
Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of Mr. Arnold as the PEO, (ii) the total compensation reported in the SCT for Mr. Steinmeier for 2024 as the Second PEO and (iii) the average of the total compensation reported in the SCT for the applicable year for our Other NEOs. Amounts shown for Mr. Steinmeier include compensation earned in 2024 prior to his appointment as chief executive officer.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 77

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

(3)
Amounts reported in these columns represent (i) CAP for the applicable year in the case of Mr. Arnold as PEO, (ii) CAP for Mr. Steinmeier for 2024 as the Second PEO and (iii) the average CAP for the applicable year for our Other NEOs. CAP represents the total compensation reported in the SCT for the applicable year after giving effect to adjustments required by SEC rules. A reconciliation of the adjustments that were used to calculate the CAP amounts from the SCT amounts for Mr. Arnold as the PEO, Mr. Steinmeier as the Second PEO and for the average of the Other NEOs is set forth in the following table.

	2024				2023		2022		2021		2020
	PEO		Second PEO	Average Other NEOs	PEO	Average Other NEOs	PEO	Average Other NEOs	PEO	Average Other NEOs	PEO	Average Other NEOs
Summary Compensation Table Total	$26,347,995		$4,717,883	$3,525,515	$16,937,790	$3,242,815	$13,750,390	$3,345,183	$12,875,868	$4,129,996	$7,256,713	$2,482,312

Minus Equity Award Value Reported in SCT for the Covered Year	25,570,493		2,022,617	1,621,076	11,901,699	1,309,482	8,906,441	1,822,659	8,569,310	2,331,496	4,171,168	902,852

Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Covered Year	—		2,431,930	1,949,130	9,499,412	1,090,598	11,733,474	1,752,675	9,927,564	2,632,703	5,411,976	1,183,545

Plus Year over Year Change in Fair Value as of the Last Day of the Covered Year of Outstanding and Unvested Equity Awards Granted in Prior Years	—		1,619,545	1,060,094	2,137,341	298,907	6,189,193	830,202	5,575,299	805,582	1,142,884	200,353

Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	12,004,452	(8)	—	—	—	—	—	—	—	—	—	—

Plus Change in Fair Value as of the Vesting Date from the Prior Year End of Equity Awards Granted in Prior Years that Vested During the Covered Year	2,458,912		561,120	264,424	2,113,353	374,292	5,688,154	605,140	4,071,387	410,256	(2,503,478)	(301,618)

Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	19,938,615		—	—	—	—	—	—	—	—	—	—

Plus Value of Dividends or other Earnings Paid on Equity Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Covered Year	—		—	—	—	—	—	—	—	—	—	—
Compensation Actually Paid	$(4,697,749)		$7,307,861	$5,178,086	$18,786,197	$3,697,130	$28,454,770	$4,710,541	$23,880,808	$5,647,041	$7,136,927	$2,661,740
Totals may not foot due to rounding.
In the table above, the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year. For the change in fair value of stock options, we used the Black-Scholes option pricing model with corresponding assumptions (risk-free interest rate, dividend yield, expected volatility factor and expected option life) determined as of the applicable measurement date. Otherwise, the valuation assumptions used to calculate fair values did not materially differ from those used in our disclosures of fair value as of the grant date.

(4)
Total Shareholder Return (TSR) is cumulative for the measurement periods beginning on December 31, 2019 and ending on December 31 of each of 2024, 2023, 2022, 2021 and 2020, respectively, calculated in accordance with Item 201(e) of Regulation
S-K.

(5)	“Peer Group” represents the S&P 500 Financial Sector Index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K.

(6)	This column reflects net income as reported for each year in the Company’s Annual Report on Form 10-K.

(7)
Incentive EBITDA is the company selected measure and is defined as Adjusted EBITDA, further adjusted to exclude the impact of certain acquisitions or integrations during the periods. See Appendix A in this Proxy Statement for a reconciliation of Incentive EBITDA, a non-GAAP
measure, to net income, the most directly comparable GAAP measure.

(8)
This amount is not a new award or severance payment that Mr. Arnold received in 2024. It represents the incremental fair value (determined in accordance with FASB ASC Topic 718) of an accounting modification with respect to the 47,994 vested but unexercised options, originally granted in 2019, that Mr. Arnold was permitted to retain and exercise pursuant to the terms of the Settlement Agreement until December 31, 2024. Please refer to “
Executive Officer Transitions
” within our Compensation Discussion and Analysis in this proxy statement for more information.

78 | 2025 Proxy Statement

Performance Measures Used to Link Company Performance and CAP
The following is a list of performance measures, which in our assessment represent the most important performance measures used by the Company to link compensation actually paid to the named executive officers for 2024. Each metric below is used for purposes of determining payouts under either our annual cash bonus plan or vesting of our performance stock units. Please see the CD&A for a further description of these metrics and how they are used in the Company’s executive compensation program.

Incentive EBITDA

Operating Margin

Organic Growth

Relative TSR
Relationship between CAP and TSR.
The graph below illustrates the relationship between our TSR and the Peer Group TSR, as well as the relationship between CAP and our TSR for the PEO, the Second PEO
and
average Other NEOs for the applicable reporting year. Generally, CAP for our PEO and average CAP for our Other NEOs have each increased and decreased over the periods shown and our TSR has increased over the periods shown.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 79

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Relationship between CAP and Net Income.
The graph below reflects the relationship between CAP and Net Income for the PEO, the Second PEO and the average for our Other NEOs for the applicable reporting year. Generally, CAP for our PEO and average CAP for our Other NEOs have each increased and decreased over the periods shown and our Net Income has increased and decreased over the periods shown.

Relationship between CAP and Incentive EBITDA (our Company-Selected Measure).
The graph below reflects the relationship between CAP and Incentive
EBITDA
for the PEO, the Second PEO and average Other NEOs for the applicable reporting year. Generally, CAP for our PEO and average CAP for our Other NEOs have each increased and decreased over the periods shown and our Incentive EBITDA has increased over the periods shown.

80 | 2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

The table below describes the beneficial ownership of our Common Stock as of March 24, 2025, by:

•	persons or “groups” (as that term is used in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of 5% or more of our Common Stock;

•	each of our NEOs, directors and director nominees; and

•	all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated, we believe, based on information furnished by such persons, that each person listed below has sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned. Securities that may be beneficially acquired within 60 days of March 24, 2025 are deemed to be beneficially owned by the person holding such securities for the purpose of computing ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. The applicable percentage of beneficial ownership is based on 74,583,118 shares of Common Stock outstanding as of March 24, 2025.

Unless otherwise indicated in the footnotes to the following table, the address of each of the individuals named below is: c/o LPL Financial Holdings Inc., 4707 Executive Drive, San Diego, CA 92121.

Name of Beneficial Owner	Directly or Indirectly Held (#)		Right to Acquire (#)(1)	Other (#)	Total Amount and Nature of Beneficial Ownership of Common Stock (#)		Percentage of Common Stock (%)

5% Stockholders

The Vanguard Group, Inc.(2)	—		—	—	7,141,049	(3)	9.6%

BlackRock, Inc.(4)	—		—	—	4,754,611		6.4%

Officers and Directors

Richard Steinmeier	22,113		—	—	22,113		*

Matthew Audette	8,427		—	—	8,427		*

Althea Brown	1,311		—	—	1,311		*

Matthew Enyedi	10,242		11,035	—	21,277		*

Greg Gates	18,614		7,189	—	25,803		*

Dan H. Arnold	118,173	(5)	—	—	118,173		*

Edward C. Bernard	41,670	(6)	8,570	—	50,240		*

H. Paulett Eberhart	8,295		8,125	—	16,420		*

William F. Glavin, Jr.	3,852	(7)	21,294	—	25,146		*

Albert J. Ko	1,656		—	—	1,656		*

Allison H. Mnookin	4,904		5,529	—	10,433		*

Anne M. Mulcahy	35,461		—	—	35,461		*

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 81

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Name of Beneficial Owner	Directly or Indirectly Held (#)		Right to Acquire (#)(1)	Other (#)	Total Amount and Nature of Beneficial Ownership of Common Stock (#)	Percentage of Common Stock (%)

James S. Putnam	122,180	(8)	13,849	—	136,029	*

Richard P. Schifter	16,400	(9)	26,937	—	43,337	*

Corey E. Thomas	1,077		11,831	—	12,908	*

All current directors and executive officers as a group	420,345		116,571	—	536,916	0.7%

*	Less than 1%

(1)

Consists of Common Stock which the named individual or group has the right to acquire within 60 days of March 24, 2025 through (i) the exercise of vested or vesting stock options, (ii) vesting RSUs or (iii) vested or vesting deferred stock units granted under our Non-Employee Director Deferred Compensation Plan.

(2)	This information is based on a Schedule 13G/A filed by the Vanguard Group, Inc. on February 13, 2024 with the SEC. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(3)	Includes 57,911 shares subject to shared voting power and 175,992 shares subject to shared dispositive power.

(4)	This information is based on a Schedule 13G/A filed by BlackRock, Inc. on November 12, 2024 with the SEC. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(5)

Based in part on a Form 4 filed with the SEC by Mr. Arnold on June 18, 2024 and Company records. Mr. Arnold served as our president and chief executive officer until his termination on October 1, 2024.

(6)	Consists of (i) 5,699 shares of Common Stock held directly and (ii) 35,971 shares of Common Stock held indirectly through a trust for which Mr. Bernard is a trustee and disclaims beneficial ownership.

(7)	Consists of 2,775 shares of Common Stock held indirectly through spouse’s trust. Mr. Glavin disclaims beneficial ownership of such securities.

(8)	Mr. Putnam holds 114,161 shares of Common Stock through James S. Putnam TTEE for Putnam Family Trust Dated 1699 Separate Property Trust.

(9)

Consists of (i) 11,560 shares of Common Stock held directly and (ii) 4,840 shares of Common Stock held indirectly through trusts for Mr. Schifter’s grandchildren and for which Mr. Schifter is a co-trustee.

82 | 2025 Proxy Statement

Certain Relationships and Related Party Transactions

Review, Approval or Ratification of Transactions with Related Persons

In accordance with the charter of the Audit and Risk Committee and our written policy, the Audit and Risk Committee is responsible for reviewing and approving related party transactions. If it is not feasible to approve related party transactions in advance, the Audit and Risk Committee is permitted to ratify such transactions after the Company has entered into them, subject to the procedures and considerations described below.

The policy with respect to related party transactions applies to any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which:

•	the aggregate amount involved exceeds or is expected to exceed $120,000;

•	the Company or any of its subsidiaries is a participant; and

•	a related person has or will have a direct or indirect interest.

A related person is:

•	any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of the Company, or a nominee for election as a director of the Company;

•	any beneficial owner of more than five percent of our Common Stock; or

•	any immediate family member of the foregoing persons.

The Audit and Risk Committee is provided with the material facts of all transactions that require the Audit and Risk Committee’s approval under the policy. In determining whether to approve or ratify a particular transaction, the Audit and Risk Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Under the policy, a director is not permitted to participate in any discussion or approval of a transaction for which he or she (or an immediate family member) is the related person, and such director must provide the Audit and Risk Committee with all material information concerning the transaction. If an approved transaction is ongoing, the Audit and Risk Committee may establish guidelines for management to follow in its dealings with such person and will annually review and assess compliance with such guidelines, and whether the transaction remains appropriate for the Company.

Business Transactions with Certain Stockholders

Each of Vanguard Group, Inc. (“Vanguard”) and BlackRock, Inc. (“BlackRock”) considered itself the direct or indirect beneficial owner of more than five percent of our Common Stock during 2024. The Company has entered into certain agreements in the ordinary course of business with affiliates of each of Vanguard and BlackRock, and during the year ended December 31, 2024 received revenue of approximately $0.1 million and $24.7 million from Vanguard and BlackRock, respectively, under such agreements.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 83

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

PROPOSAL 2

Ratification of the Appointment of Deloitte & Touche LLP by the Audit and Risk Committee of the Board of Directors as Our Independent Registered Public Accounting Firm

The Audit and Risk Committee has appointed Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by stockholders at the Annual Meeting. Deloitte has served as our independent registered public accounting firm since 2001.

Although stockholder ratification of the selection of Deloitte is not required by our bylaws or otherwise, upon the recommendation of the Audit and Risk Committee, the Board is submitting the appointment of Deloitte to the stockholders for ratification as a matter of good corporate practice. The Board and the Audit and Risk Committee believe they have undertaken appropriate steps with respect to oversight of Deloitte’s independence and that the continued retention of Deloitte to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders.

If the stockholders fail to ratify the appointment, the Audit and Risk Committee will reconsider the matter. Even if the appointment is ratified, the Audit and Risk Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Deloitte are expected to be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

84 | 2025 Proxy Statement

Fees Paid to Independent Registered Public Accounting Firm

Aggregate fees for professional services rendered by Deloitte as of and for the years ended December 31, 2024 and 2023 were as follows:

Type of Services	2024	2023

Audit Fees(1)	$5,018,000	$4,514,000

Audit Related Fees(2)	956,500	1,039,394

Tax Fees(3)	281,075	257,000

All Other Fees(4)	5,685	5,685

Total	$6,261,260	$5,816,079

(1)

These fees include services performed in connection with the audit of our annual consolidated financial statements included in our annual reports on Form 10-K; the review of our interim condensed consolidated financial statements as included in our quarterly reports on Form 10-Q; comfort letters and consents; and audits provided by Deloitte in connection with statutory and regulatory filings or engagements. The 2024 and 2023 columns include amounts billed in 2025 and 2024, respectively, related to 2024 and 2023 audit fees, respectively.

(2)

These fees are for services provided for other assurance and attestation services, including amounts incurred by the Company and paid to Deloitte in connection with our service auditor attest reports of internal controls, custody and other examinations and agreed-upon procedures.

(3)

These fees include all services performed for non-audit related tax advice, planning and compliance services. The fees include amounts incurred by the Company and paid to Deloitte for tax compliance and advisory services.

(4)	These fees represent subscriptions for research and guidance tools provided to the Company in both periods.

Pre-Approval Policies and Procedures

The Audit and Risk Committee pre-approves all audit, audit-related and permissible non-audit services provided by our independent registered public accounting firm. The Audit and Risk Committee has also adopted policies and procedures that permit it to delegate its approval of certain engagements to its chair and to pre-approve certain permissible audit, audit-related and non-audit related services (which include tax and consulting services) (“Pre-approved Services”) for a particular year. On an annual basis, the Audit and Risk Committee reviews and pre-approves the scope and dollar limits associated with the various Pre-approved Services, as well as an overall pre-approved dollar limit for all engagements with the auditors, for the fiscal year.

Under its pre-approval policy, the following engagements must be pre-approved by the full Audit and Risk Committee (and cannot be delegated to the Audit and Risk Committee chair) for:

•	the annual audit engagement;

•	any engagement for services with proposed fees expected to exceed $200,000; or

•	all engagements for internal control-related services (other than those performed as part of the annual audit engagement).

Any engagement of the independent auditors for a specific service that does not require pre-approval from the Audit and Risk Committee may be pre-approved by the chair of the Audit and Risk Committee. Aggregate engagements for services approved in a fiscal year shall be subject to the aggregate dollar limit, and any such engagements will be communicated to the Audit and Risk Committee at its next regular scheduled meeting.

The policy also requires that prior to the provision of any tax services or engagements for internal controls, written documentation must be provided by the independent registered public accounting firm describing the scope and nature of the proposed engagement. In addition, the potential effects of the engagement on the auditors’ independence must be discussed with the Audit and Risk Committee. With respect to tax services engagements, the auditors must also provide descriptions of the fee structure and any other written agreement or amendment to an existing engagement letter relating to the provision of the tax service, and descriptions of the involvement of any third party.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 85

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Report of the Audit and Risk Committee of the Board of Directors

The Audit and Risk Committee of the Board of Directors (the “Audit Committee”) comprises the five directors named below. Each member of the Audit Committee is an independent director (as independence is defined in the listing standards of the Nasdaq Global Select Market and Rule 10A-3 under the Exchange Act with respect to membership on audit committees).

The Audit Committee has adopted a written charter, which has been approved by the Board of Directors. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management, which has primary responsibility for the consolidated financial statements, and with the Company’s independent registered public accounting firm. The Company’s independent registered public accounting firm is responsible for expressing opinions on the conformity of the Company’s audited consolidated financial statements with generally accepted accounting principles and on the Company’s internal control over financial reporting. The Audit Committee has discussed with the Company’s independent registered public accounting firm, which was Deloitte & Touche LLP and the member firms of Deloitte Touche Tohmatsu (collectively referred to as “Deloitte”) for 2024 and 2023, the matters that are required to be discussed by applicable standards of the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standard 1301, Communications with Audit Committees, as adopted by the PCAOB, as well as Rule 2-07 of Regulation S-X of the SEC — Communication with Audit Committees. Deloitte has also provided to the Audit Committee their communication required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and the Audit Committee discussed with Deloitte the firm’s independence. The Audit Committee also considered and determined that the provision by Deloitte of non-audit related services in 2024, which consisted of tax compliance and advisory services, is consistent with the SEC and PCAOB rules on auditor independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the consolidated financial statements audited by Deloitte for 2024 and 2023 be included in the Company’s Annual Report on Form 10-K for 2024, and the Audit Committee has appointed Deloitte as the Company’s independent registered public accounting firm for 2025.

H. Paulett Eberhart, Chair

Edward C. Bernard

Albert J. Ko

Richard P. Schifter

Corey E. Thomas

March 25, 2025

86 | 2025 Proxy Statement

PROPOSAL 3

Approval, in an Advisory Vote, of the Compensation Paid to Our Named Executive Officers

The Compensation Discussion and Analysis beginning on page 37 of this proxy statement describes our executive compensation program and the compensation decisions that the Compensation Committee and Board of Directors made in 2024 with respect to the compensation of our NEOs. The Board of Directors is asking stockholders to cast a non-binding, advisory vote “FOR” the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

As we describe in the Compensation Discussion and Analysis, our NEO compensation is designed to closely align the interests of our NEOs with those of our stockholders on both a short-term and long-term basis, and to attract and retain key executives critical to our success.

We urge stockholders to read the Compensation Discussion and Analysis beginning on page 37 of this proxy statement and to review the 2024 Summary Compensation Table and related compensation tables and discussion, beginning on page 61, as well as the Pay Versus Performance Disclosure appearing on pages 77 to 80, which provide detailed information on the Company’s compensation policies and practices. We believe stockholders should focus on the following areas when reviewing our NEO compensation:

PAY FOR PERFORMANCE

Annual Cash Bonus Opportunities. We provide annual cash bonus awards in order to tie a significant portion of the overall cash compensation of each of our NEOs to the achievement of annually established, key short-term corporate objectives and financial goals of the Company, as well as to recognize individual performance. At the beginning of 2024, the Compensation Committee established a bonus funding framework based on the Company’s achievement of pre-established financial and business goals for 2024. Each NEO’s individual target award amount was set by the Compensation Committee after consideration of benchmarking data consisting of compensation information for comparable roles at relevant peer companies and other survey data, as well as the NEO’s responsibilities, tenure and performance. By emphasizing executives’ contributions to the Company’s overall performance rather than focusing only on their individual business or function, we believe that these cash bonuses provided a significant incentive to our NEOs to work towards achieving our overall Company objectives.

Long-Term Incentives. The purposes of our long-term equity incentive program are to promote achievement of corporate goals that drive long-term stockholder value, to align the interests of our executive officers and other key employees with our stakeholders and to retain key executives. We provide stock-based, long-term compensation to our NEOs through equity awards under our stockholder-approved equity plans. We believe this long-term incentive compensation, which includes performance stock units keyed to our total shareholder return relative to a predetermined comparator group over a three-year performance period, motivates our NEOs to sustain longer-term financial and operational performance and rewards them when such efforts lead to increases in stockholder value.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 87

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

ALIGNMENT WITH LONG-TERM STAKEHOLDER INTERESTS

Our executive compensation is weighted towards variable, at-risk pay in the form of annual and long-term incentives, with a significant portion of executive compensation tied to long-term performance. In addition, we have adopted:

Equity Ownership Guidelines. We focus our executives on long-term stockholder value by requiring that all executive officers own a significant amount of our equity.

Performance-Based Annual LTI Awards. In 2024, our annual equity grants to our former chief executive officer consisted of 70% PSUs and 30% RSUs (by grant date value), and our annual equity grants to our other NEOs consisted of 60% PSUs and 40% RSUs. We believe that this blended approach aligned with our pay-for-performance principles and provided appropriate incentives for long-term stockholder value creation while also serving as a retention tool for the Company. The use of PSUs puts appropriate focus on long-term alignment and pay relative both to market peers and stockholder returns.

Clawback Policy. We have adopted a clawback policy aligned with the SEC’s rules under the Dodd-Frank Act. Our clawback policy requires current and former executive officers of the Company to return erroneously awarded incentive-based compensation in the event the Company is required to restate its financial statements due to material noncompliance with financial reporting requirements under federal securities laws. Under the policy, incentive-based compensation includes any cash or equity compensation based on the attainment of a financial reporting measure, including stock price and total shareholder return. If the amount of the incentive-based compensation received by a covered executive during the three completed fiscal years preceding the date the Company is required to restate its financial statements would have been lower based on the restated financial results, the Compensation Committee will seek recovery from the covered executive of the excess amount in accordance with the policy. In addition, we have adopted a supplemental compensation clawback policy that allows the Company to recoup cash and both time- and incentive-based equity compensation from executive officers in broader circumstances, including willful misconduct.

Anti-Hedging and Anti-Pledging Policy. We believe that hedging transactions may permit executives to own Company securities obtained through our executive compensation program or otherwise without the full risks and rewards of ownership. When that occurs, an executive may no longer have the same objectives as the Company’s other stockholders. As a result, we have adopted a policy, included within our Insider Trading Policy and applicable to all employees, officers, directors and consultants of the Company, which prohibits short sales, hedging or engaging in monetization transactions, including through the use of put and call options, collars, prepaid variable forwards and equity swaps. The policy also prohibits holding Company securities in a margin account or pledging Company securities as collateral for a loan, because a margin or foreclosure sale may occur when an executive is aware of material nonpublic information or otherwise not permitted to trade.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

88 | 2025 Proxy Statement

Stockholder Proposals and Other Matters

Stockholder Proposals for Inclusion in 2026 Proxy Materials

To be eligible for inclusion in the proxy materials for our 2026 annual meeting, stockholder proposals must be received by our corporate secretary no later than Tuesday, November 25, 2025. Proposals should be sent to the Board of Directors, care of Corporate Secretary, LPL Financial Holdings Inc., 1055 LPL Way, Fort Mill, South Carolina 29715, and follow the procedures required by SEC Rule 14a-8.

Stockholder Director Nominations for Inclusion in 2026 Proxy Materials Using Proxy Access

Our bylaws provide for proxy access by permitting a stockholder, or a group of up to 20 stockholders, that has owned at least three percent of our Common Stock continuously for three years to nominate and include in the Company’s annual meeting proxy materials the greater of two directors or twenty percent of the Board, provided that the stockholders and nominees satisfy the requirements specified in the bylaws. In accordance with our bylaws, a stockholder or group of stockholders that wishes to nominate any director candidates using proxy access must provide a notice of proxy access nomination (containing the information specified in our bylaws regarding the stockholder and the nominee or nominees) to our corporate secretary:

•	not less than 90 nor more than 120 days prior to the anniversary of the date that the Company issued its proxy statement for the previous year’s annual meeting of stockholders; or

•	if the date of the annual meeting of stockholders is more than 30 days earlier or more than 60 days later than the anniversary date of the most recent annual meeting of stockholders, then not later than the close of business on the 10th day after public announcement of the meeting date.

Accordingly, to comply with the above requirements and the SEC’s universal proxy rules and therefore be eligible for inclusion in the proxy materials for our 2026 annual meeting, a notice of proxy access nomination must be received no earlier than Tuesday, November 25, 2025 and no later than Thursday, December 25, 2025.

Stockholder Director Nominations and Other Stockholder Proposals for Presentation at the 2026 Annual Meeting, but not for Inclusion in Proxy Statement

In accordance with our bylaws, written notice of stockholder nominations to the Board of Directors and any other business proposed by a stockholder that is not to be included in the proxy statement must be delivered to our corporate secretary not less than 90 nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Accordingly, to comply with these requirements and the SEC’s universal proxy rules, any stockholder who wishes to have a director nomination or other business considered at the 2026 annual meeting that is not to be included in the proxy statement must deliver a written notice (containing the information specified in our bylaws regarding the stockholder and the proposed action) to our corporate secretary between Thursday, January 22, 2026 and Saturday, February 21, 2026.

SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise stockholders how management intends to vote. Management knows of no matter to be brought before the Annual Meeting that is not referred to in the Notice. If any other matters properly come before the Annual Meeting, we intend that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 89

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Policy with Respect to the Consideration of Director Candidates Recommended or Nominated by Stockholders

The Nominating and Governance Committee will consider director candidates recommended by stockholders in accordance with our bylaws. For a stockholder to make any nomination for election to the Board of Directors at an annual meeting, the stockholder must provide notice and certain information about the recommending stockholder and the nominee to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices:

•	no later than the close of business on the 90th day nor earlier than the close of business on the 120th day, prior to the anniversary date of the prior year’s annual meeting; or

•	if there was no annual meeting in the prior year or if the date of the current year’s annual meeting is more than 30 days earlier or more than 60 days later than the anniversary date of the prior year’s annual meeting, not earlier than the close of business on the 120th day prior to the current year’s annual meeting nor later than the close of business on the later of (a) the 90th day prior to the date of the current year’s annual meeting and (b) the 10th day after the day on which the date of the current year’s annual meeting is first disclosed in a public announcement.

In addition, to comply with the universal proxy rules, any stockholder that intends to solicit proxies in support of a director candidate other than our director candidates must comply with SEC Rule 14a-19.

Submissions must be in writing and addressed to the Nominating and Governance Committee, care of Corporate Secretary, LPL Financial Holdings Inc., 1055 LPL Way, Fort Mill, South Carolina 29715. Electronic submissions will not be considered.

90 | 2025 Proxy Statement

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based solely on our review of the copies of such forms and written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the year ended December 31, 2024, except that due to administrative oversight one late Form 3 for Marc Cohen was reported on a Form 3 filed on December 31, 2024, reporting his equity ownership of the Company as of the date he became an officer on December 16, 2024.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 91

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

Other Information

Copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including the financial statements and financial statement schedules, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, are available on our website at www.lpl.com or on the website maintained by the SEC at www.sec.gov. Printed copies of these materials are available free of charge (except for the costs of duplication and mailing in the case of exhibits to such documents) to stockholders who request them in writing from our corporate secretary at LPL Financial Holdings Inc., 1055 LPL Way, Fort Mill, South Carolina 29715, or by calling our offices at (704) 733-3300. Information on our website or hyperlinked to it is not incorporated by reference into this proxy statement.

92 | 2025 Proxy Statement

Appendix A

Non-GAAP Financial Measures

We believe that presenting certain non-GAAP financial measures by excluding or including certain items can be helpful to investors and analysts who may wish to use some or all of this information to analyze the Company’s current performance, prospects, and valuation. We use this non-GAAP information internally to evaluate operating performance and to formulate the budget for future periods. We believe that the non-GAAP measures and metrics discussed below are appropriate for evaluating the performance of the Company for compensation-related purposes.

Gross Profit

Gross profit is calculated as total revenue, which was $12.4 billion for the year ended December 31, 2024, less: advisory and commission expense; brokerage, clearing and exchange expense; and market fluctuations on employee deferred compensation. All other expense categories, including depreciation and amortization of property and equipment and amortization of other intangibles, are considered by management to be general and administrative in nature. Because the Company’s gross profit amounts do not include any depreciation and amortization expense, the Company considers gross profit to be a non-GAAP financial measure that may not be comparable to similar measures used by others in its industry. We believe that gross profit amounts can provide investors with useful insight into the Company’s core operating performance before indirect costs that are general and administrative in nature. Set forth below is a calculation of the Company’s gross profit for the years ended December 31, 2024, 2023 and 2022.

Core G&A

Core G&A consists of total expense, which was $11.0 billion for the year ended December 31, 2024, less the following expenses: advisory and commission; depreciation and amortization; interest expense on borrowings; brokerage, clearing and exchange; amortization of other intangibles; market fluctuations on employee deferred compensation; losses on extinguishment of debt; promotional (ongoing); employee share-based compensation; regulatory charges; and acquisition costs. Management presents Core G&A because it believes Core G&A reflects the corporate expense categories over which management can generally exercise a measure of control, compared with expense items over which management either cannot exercise control, such as advisory and commission expense, or which management views as a promotional expense necessary to support advisor growth and retention, including conferences and transition assistance. Core G&A is not a measure of the Company’s total expense as calculated in accordance with GAAP. Set forth below is a reconciliation of the Company’s total expense to Core G&A for the years ended December 31, 2024, 2023 and 2022.

EBITDA

EBITDA is defined as net income plus interest expense on borrowings, provision for income taxes, depreciation and amortization, and amortization of other intangibles. We present EBITDA because we believe it can be a useful financial metric in understanding the Company’s earnings from operations. EBITDA is not a measure of the Company’s financial performance under GAAP and should not be considered as an alternative to net income or any other performance measure derived in accordance with GAAP. Set forth below is a reconciliation of the Company’s net income to EBITDA for the years ended December 31, 2024, 2023 and 2022.

Adjusted EBITDA

Adjusted EBITDA is defined as EBITDA, a non-GAAP measure, plus acquisition costs, certain regulatory charges, amounts related to the departure of our former chief executive officer, and losses on

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 93

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

extinguishment of debt. We believe that Adjusted EBITDA can be a useful financial metric in assessing our historical operating performance from period to period by excluding certain items that we believe are not representative of our core business. Set forth below is a reconciliation of the Company’s net income to Adjusted EBITDA for the years ended December 31, 2024, 2023 and 2022.

Incentive EBITDA

Incentive EBITDA is defined as Adjusted EBITDA, a non-GAAP measure, further adjusted to exclude the impact of certain acquisitions or integrations during the periods. We believe that Incentive EBITDA can be a useful financial metric in assessing our historical operating performance over a given period for purposes of determining bonus pool funding, by excluding certain items that are related to transactional activity during the periods. Set forth below is a reconciliation of the Company’s net income to Incentive EBITDA for the years ended December 31, 2024, 2023 and 2022.

Set forth below is a calculation of gross profit for the periods presented (in thousands):

	Years Ended December 31,

	2024	2023	2022

Total revenue	$12,385,107	$10,052,848	$8,600,825

Advisory and commission expense	7,751,006	5,915,807	5,324,827

Brokerage, clearing and exchange expense	127,941	105,984	86,063

Employee deferred compensation(1)	4,815	4,101	—

Gross Profit	$4,501,345	$4,026,956	$3,189,935

(1)

During the first quarter of 2023, the Company updated its presentation of employee deferred compensation to be consistent with its presentation of advisor deferred compensation. This change has not been applied retroactively as the impact on prior periods was not material.

Set forth below is a reconciliation of the Company’s total expense to Core G&A for the periods presented (in thousands):

	Years Ended December 31,

	2024	2023	2022

Total expense	$10,992,215	$8,608,073	$7,489,172

Advisory and commission	(7,751,006)	(5,915,807)	(5,324,827)

Depreciation and amortization	(308,527)	(246,994)	(199,817)

Interest expense on borrowings	(274,181)	(186,804)	(126,234)

Amortization of other intangibles	(135,234)	(107,211)	(87,560)

Brokerage, clearing and exchange	(127,941)	(105,984)	(86,063)

Employee deferred compensation(1)	(4,815)	(4,101)	—

Loss on extinguishment of debt	(3,983)	—	—

Total general and administrative expense	2,386,528	2,041,172	1,664,671

Promotional (ongoing)	(628,938)	(486,326)	(353,946)

Regulatory charges	(47,278)	(71,320)	(32,564)

Employee share-based compensation	(88,957)	(66,024)	(50,050)

Acquisition costs	(105,905)	(48,103)	(36,165)

Core G&A	$1,515,450	$1,369,399	$1,191,946

(1)

During the first quarter of 2023, the Company updated its presentation of employee deferred compensation to be consistent with its presentation of advisor deferred compensation. This change has not been applied retroactively as the impact on prior periods was not material.

94 | 2025 Proxy Statement

Set forth below is a reconciliation of the Company’s net income to EBITDA, Adjusted EBITDA and Incentive EBITDA for the periods presented (in thousands):

	Years Ended December 31,

	2024	2023	2022

Net income	$1,058,616	$1,066,250	$845,702

Interest expense on borrowings	274,181	186,804	126,234

Provision for income taxes	334,276	378,525	265,951

Depreciation and amortization	308,527	246,994	199,817

Amortization of other intangibles	135,234	107,211	87,560

EBITDA	2,110,834	1,985,784	1,525,264

Regulatory charges	18,000	40,000	—

Acquisition costs	105,905	48,103	36,165

Departure of former chief executive officer	(14,367)	—	—

Loss on extinguishment of debt	3,983	—	—

Adjusted EBITDA	2,224,355	2,073,887	1,561,429

Employee share-based compensation(1)	—	66,024	50,050

Other(2)	80,710	30,456	—

Incentive EBITDA	$2,305,065	$2,170,367	$1,611,479

(1)

Represents share-based compensation expense for equity awards granted to employees, officers, and directors. Such awards are measured based on the grant-date fair value and recognized over the requisite service period of the individual awards, which generally equals the vesting period. In 2024, the Company revised its approach and no longer excludes the impact of share-based compensation in determining its performance against corporate goals.

(2)

Other for the year ended December 31, 2024 primarily includes adjustments to exclude the impact of the transition of Prudential Advisors to LPL Enterprise, LLC (“LPL Enterprise”) and the acquisition of Atria Wealth Solutions, Inc. during the year. Other for the year ended December 31, 2023 primarily includes costs incurred related to the transition of Prudential Advisors to LPL Enterprise during the year.

General Information
General Information About Corporate Governance and the Board of Directors
Proposal 1
Information Regarding Board and Committee Structure
Board of Directors Compensation
Compensation Discussion and Analysis
Report of the Compensation and Human Resources Committee of the Board of Directors
Compensation of Named Executive Officers
Pay Versus Performance Disclosure
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Party Transactions
Proposal 2
Report of the Audit and Risk Committee of the Board of Directors
Proposal 3
Stockholder Proposals and Other Matters
Delinquent Section 16(a) Reports
Other Information
Appendix A

2025 Proxy Statement | 95

LPL FINANCIAL HOLDINGS INC. 1055 LPL WAY FORT MILL, SOUTH CAROLINA 29715 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on May 21, 2025. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on May 21, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V65696-P25008 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. LPL FINANCIAL HOLDINGS INC. The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2 and 3. 1. Elect the ten nominees named in the proxy statement to the Board of Directors of LPL Financial Holdings Inc. (the "Company"). Nominees: For Against Abstain 1a. Richard Steinmeier [ ] [ ] [ ] 1b. Edward C. Bernard [ ] [ ] [ ] 1c. H. Paulett Eberhart [ ] [ ] [ ] 1d. William F. Glavin Jr. [ ] [ ] [ ] 1e. Albert J. Ko [ ] [ ] [ ] 1f. Allison H. Mnookin [ ] [ ] [ ] 1g. Anne M. Mulcahy [ ] [ ] [ ] 1h. James S. Putnam [ ] [ ] [ ] 1i. Richard P. Schifter [ ] [ ] [ ] 1j. Corey E. Thomas [ ] [ ] [ ] For Against Abstain 2. Ratify the appointment of Deloitte & Touche LLP by the Audit and Risk Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. [ ] [ ] [ ] 3. Approve, in an advisory vote, the compensation paid to the Company's named executive officers. [ ] [ ] [ ] NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V65697-P25008 LPL Financial Holdings Inc. Notice of 2025 Annual Meeting of Stockholders Proxy Solicited by the Board of Directors for the 2025 Annual Meeting of Stockholders — May 22, 2025 Matthew J. Audette and Althea Brown, and each of them with power to act without the other and with power of substitution (the “Proxies”), are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of LPL Financial Holdings Inc. (the “Company”) to be held on May 22, 2025 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees in Proposal 1 and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. (Items to be voted appear on reverse side)